UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08786
Pioneer Variable Contracts Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)
Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
December 31
Date of reporting period:
June 30, 2024
Item 1. Report to Stockholders.
(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Pioneer Bond VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Bond VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$24	0.49%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$130,286,488%
Total number of portfolio holdings	729^^
Portfolio turnover rate	31%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
U.S. Government and Agency Obligations	41.2%
Corporate Bonds	36.8%
Asset Backed Securities	7.6%
Collateralized Mortgage Obligations	6.8%
Commercial Mortgage-Backed Securities	4.4%
Affiliated Closed-End Fund∞	2.5%
Foreign Government Bonds	0.5%
Senior Secured Floating Rate Loan Interests	0.2%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33880-00-C10824

Pioneer Bond VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Bond VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$37	0.74%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$130,286,488%
Total number of portfolio holdings	729^^
Portfolio turnover rate	31%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
U.S. Government and Agency Obligations	41.2%
Corporate Bonds	36.8%
Asset Backed Securities	7.6%
Collateralized Mortgage Obligations	6.8%
Commercial Mortgage-Backed Securities	4.4%
Affiliated Closed-End Fund∞	2.5%
Foreign Government Bonds	0.5%
Senior Secured Floating Rate Loan Interests	0.2%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33881-00-C20824

Pioneer Select Mid Cap Growth VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Select Mid Cap Growth VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$46	0.88%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$93,399,661%
Total number of portfolio holdings	78^^
Portfolio turnover rate	27%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Information Technology	35.2%
Industrials	16.4%
Health Care	16.2%
Consumer Discretionary	12.3%
Financials	5.7%
Communication Services	5.2%
Energy	3.9%
Materials	2.2%
Real Estate	1.7%
Consumer Staples	1.2%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33882-00-C10824

Pioneer Mid Cap Value VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Mid Cap Value VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$39	0.77%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$107,578,922%
Total number of portfolio holdings	65^^
Portfolio turnover rate	16%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Financials	22.3%
Industrials	15.1%
Consumer Discretionary	10.1%
Energy	8.5%
Materials	7.5%
Real Estate	7.5%
Consumer Staples	6.8%
Information Technology	6.8%
Utilities	6.7%
Health Care	5.9%
Communication Services	2.8%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33883-00-C10824

Pioneer Mid Cap Value VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Mid Cap Value VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$51	1.02%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$107,578,922%
Total number of portfolio holdings	65^^
Portfolio turnover rate	16%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Financials	22.3%
Industrials	15.1%
Consumer Discretionary	10.1%
Energy	8.5%
Materials	7.5%
Real Estate	7.5%
Consumer Staples	6.8%
Information Technology	6.8%
Utilities	6.7%
Health Care	5.9%
Communication Services	2.8%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33884-00-C20824

Pioneer Equity Income VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Equity Income VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$41	0.81%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$77,527,548%
Total number of portfolio holdings	50^^
Portfolio turnover rate	36%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Financials	24.1%
Health Care	12.9%
Energy	11.7%
Industrials	10.9%
Consumer Staples	9.1%
Information Technology	9.0%
Consumer Discretionary	6.6%
Materials	5.0%
Communication Services	4.7%
Utilities	4.0%
Real Estate	2.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33885-00-C10824

Pioneer Equity Income VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Equity Income VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$54	1.06%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$77,527,548%
Total number of portfolio holdings	50^^
Portfolio turnover rate	36%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Financials	24.1%
Health Care	12.9%
Energy	11.7%
Industrials	10.9%
Consumer Staples	9.1%
Information Technology	9.0%
Consumer Discretionary	6.6%
Materials	5.0%
Communication Services	4.7%
Utilities	4.0%
Real Estate	2.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33886-00-C20824

Pioneer Fund VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Fund VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$41	0.75%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$150,274,694%
Total number of portfolio holdings	45^^
Portfolio turnover rate	28%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Information Technology	34.2%
Financials	16.3%
Health Care	10.6%
Materials	8.6%
Consumer Discretionary	8.1%
Industrials	7.9%
Communication Services	6.3%
Consumer Staples	4.2%
Energy	3.8%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33887-00-C10824

Pioneer Fund VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Fund VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$54	1.00%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$150,274,694%
Total number of portfolio holdings	45^^
Portfolio turnover rate	28%
^^	Short-term investments and derivative contracts other than purchased options are not included.
SECTOR DISTRIBUTION
(as of June 30, 2024)*
Information Technology	34.2%
Financials	16.3%
Health Care	10.6%
Materials	8.6%
Consumer Discretionary	8.1%
Industrials	7.9%
Communication Services	6.3%
Consumer Staples	4.2%
Energy	3.8%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33888-00-C20824

Pioneer High Yield VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer High Yield VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$46	0.90%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$27,558,720%
Total number of portfolio holdings	216^^
Portfolio turnover rate	23%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
Corporate Bonds	93.2%
Affiliated Closed-End Fund∞	2.5%
Convertible Corporate Bonds	2.1%
Senior Secured Floating Rate Loan Interests	1.2%
Common Stocks	0.6%
Commercial Mortgage-Backed Security	0.4%
Rights/Warrants†	0.0%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33889-00-C10824

Pioneer High Yield VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer High Yield VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$58	1.15%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$27,558,720%
Total number of portfolio holdings	216^^
Portfolio turnover rate	23%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
Corporate Bonds	93.2%
Affiliated Closed-End Fund∞	2.5%
Convertible Corporate Bonds	2.1%
Senior Secured Floating Rate Loan Interests	1.2%
Common Stocks	0.6%
Commercial Mortgage-Backed Security	0.4%
Rights/Warrants†	0.0%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33890-00-C20824

Pioneer Strategic Income VCT Portfolio
Class I
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Strategic Income VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$37	0.75%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$30,004,341%
Total number of portfolio holdings	418^^
Portfolio turnover rate	32%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
Corporate Bonds	36.0%
U.S. Government and Agency Obligations	36.0%
Collateralized Mortgage Obligations	11.0%
Commercial Mortgage-Backed Securities	5.5%
Asset Backed Securities	4.3%
Affiliated Closed-End Fund∞	3.4%
Foreign Government Bonds	2.9%
Convertible Corporate Bonds	0.4%
Senior Secured Floating Rate Loan Interests	0.4%
Common Stocks	0.1%
Insurance-Linked Securities†	0.0%
Over The Counter (OTC) Currency Put Options Purchased†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33891-00-C10824

Pioneer Strategic Income VCT Portfolio
Class II
SEMI-ANNUAL SHAREHOLDER REPORT | June 30, 2024
This semi-annual shareholder report contains important information about Pioneer Strategic Income VCT Portfolio (“Portfolio”) for the period of January 1, 2024 to June 30, 2024. You can find additional information about the Portfolio at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Portfolio that occurred during the reporting period.
What were the Portfolio costs for the last six months?+
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$50	1.00%^
+	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.
^	Annualized
KEY PORTFOLIO STATISTICS
(as of June 30, 2024)
Portfolio net assets	$30,004,341%
Total number of portfolio holdings	418^^
Portfolio turnover rate	32%
^^	Short-term investments and derivative contracts other than purchased options are not included.
PORTFOLIO DIVERSIFICATION
(as of June 30, 2024)*
Corporate Bonds	36.0%
U.S. Government and Agency Obligations	36.0%
Collateralized Mortgage Obligations	11.0%
Commercial Mortgage-Backed Securities	5.5%
Asset Backed Securities	4.3%
Affiliated Closed-End Fund∞	3.4%
Foreign Government Bonds	2.9%
Convertible Corporate Bonds	0.4%
Senior Secured Floating Rate Loan Interests	0.4%
Common Stocks	0.1%
Insurance-Linked Securities†	0.0%
Over The Counter (OTC) Currency Put Options Purchased†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
†	Amount rounds to less than 0.1%.
Material Portfolio Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval.  There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
This is a summary of certain planned changes to the Portfolio.  For more complete information, you may review the Portfolio's next prospectus, which we expect to be available by May 1, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in and Disagreements with Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Portfolio. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33892-00-C20824

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Pioneer Variable Contracts Trust
Pioneer Bond

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 108.7%
	Senior Secured Floating Rate Loan Interests — 0.3% of Net Assets*(a)
	Building & Construction Products — 0.0%†
25,000	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.844% (Term SOFR + 350 bps), 3/28/31	$ 25,187
	Total Building & Construction Products	$25,187
	Chemicals-Diversified — 0.0%†
43,987	LSF11 A5 Holdco LLC, 2024 Refinancing Term Loan, 8.958% (Term SOFR + 350 bps), 10/15/28	$ 44,130
	Total Chemicals-Diversified	$44,130
	Chemicals-Specialty — 0.1%
62,715	Mativ Holdings, Inc., Term B Loan, 9.208% (Term SOFR + 375 bps), 4/20/28	$ 62,636
	Total Chemicals-Specialty	$62,636
	Cruise Lines — 0.0%†
30,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.844% (Term SOFR + 350 bps), 5/1/31	$ 30,094
	Total Cruise Lines	$30,094
	Electric-Generation — 0.0%†
58,678	Generation Bridge Northeast LLC, Term Loan B, 8.844% (Term SOFR + 350 bps), 8/22/29	$ 59,119
	Total Electric-Generation	$59,119
	Finance-Leasing Company — 0.1%
60,502	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.939% (Term SOFR + 150 bps), 2/12/27	$ 60,580
	Total Finance-Leasing Company	$60,580
	Medical-Wholesale Drug Distribution — 0.1%
59,967	Owens & Minor, Inc., Term B-1 Loan, 9.194% (Term SOFR + 375 bps), 3/29/29	$ 60,042
	Total Medical-Wholesale Drug Distribution	$60,042
	Total Senior Secured Floating Rate Loan Interests (Cost $338,851)	$341,788

	Asset Backed Securities — 8.3% of Net Assets
207,461(a)	ACREC, Ltd., Series 2021-FL1, Class A, 6.596% (1 Month Term SOFR + 126 bps), 10/16/36 (144A)	$ 206,752
212,583	Affirm Asset Securitization Trust, Series 2024-X1, Class A, 6.27%, 5/15/29 (144A)	212,838
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	303,668
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	101,563
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.293% (1 Month Term SOFR + 196 bps), 8/15/34 (144A)	247,904
265,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 7.633% (SOFR30A + 230 bps), 1/15/37 (144A)	260,667
350,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 8.779% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	346,500
125,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class C, 6.24%, 4/20/27 (144A)	124,411
182,606	Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	163,365
170,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 7.633% (SOFR30A + 230 bps), 2/15/37 (144A)	164,551
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 8.529% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	248,185
200,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	150,377
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2, 3.693%, 2/25/46 (144A)	78,354
125,000(b)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	107,053
100,000(b)	CFMT LLC, Series 2024-HB13, Class M2, 3.00%, 5/25/34 (144A)	87,148
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	194,476
375,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	373,358
2
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
114,720	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	$ 108,307
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	91,691
330,000	DataBank Issuer, Series 2024-1A, Class A2, 5.30%, 1/26/54 (144A)	315,705
100,000	Dell Equipment Finance Trust, Series 2024-1, Class D, 6.12%, 9/23/30 (144A)	100,470
20,958	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	20,929
14,810(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	13,529
300,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	308,850
400,000(b)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	386,754
329,950(c)	Finance of America Structured Securities Trust, Series 2022-S1, Class A1, 2.00%, 2/25/52 (144A)	313,832
313,557(c)	Finance of America Structured Securities Trust, Series 2022-S1, Class A2, 3.00%, 2/25/52 (144A)	293,077
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	244,443
140,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	144,358
250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class DR, 8.425% (3 Month Term SOFR + 310 bps), 4/20/35 (144A)	250,653
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 7.243% (1 Month Term SOFR + 191 bps), 9/17/36 (144A)	120,733
194,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	154,745
76,284	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	70,686
100,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 7/21/31 (144A)	101,660
100,000	HPEFS Equipment Trust, Series 2024-2A, Class D, 5.82%, 4/20/32 (144A)	100,040
175,748	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	156,553
6,266	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	6,259
128,221	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	128,221
220,000	Merchants Fleet Funding LLC, Series 2024-1A, Class C, 6.18%, 4/20/37 (144A)	220,290
110,000	Merchants Fleet Funding LLC, Series 2024-1A, Class D, 6.85%, 4/20/37 (144A)	110,155
67,337	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	58,830
33,957	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	32,678
200,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	166,230
96,874	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	96,023
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.929% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	248,465
221,202(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	223,170
280,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	270,301
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	92,304
125,000(b)	Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class A3, 4.50%, 2/25/52 (144A)	118,375
150,000	Santander Drive Auto Receivables Trust, Series 2024-2, Class D, 6.28%, 8/15/31	152,151
235,000(c)	SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (144A)	233,480
35,390	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	35,322
250,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D, 9.235% (3 Month Term SOFR + 391 bps), 1/25/32 (144A)	244,121
98,830	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	90,333
350,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 7.283% (SOFR30A + 195 bps), 11/15/38 (144A)	336,165
200,000	Switch ABS Issuer LLC, Series 2024-1A, Class A2, 6.28%, 3/25/54 (144A)	200,756
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	160,225
100,000	VFI ABS LLC, Series 2023-1A, Class C, 9.26%, 12/24/29 (144A)	100,946
349,560(c)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	352,713
36,950	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	35,262
The accompanying notes are an integral part of these financial statements.
3

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
192,152	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	$ 184,194
250,000	Westlake Automobile Receivables Trust, Series 2024-2A, Class D, 5.91%, 4/15/30 (144A)	249,458
	Total Asset Backed Securities (Cost $11,131,327)	$10,814,612

	Collateralized Mortgage Obligations—7.3% of Net Assets
118,571(b)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1, 1.065%, 9/25/65 (144A)	$ 103,649
450,000(b)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	335,232
100,000(b)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	88,349
100,000(b)	CFMT LLC, Series 2024-HB14, Class M1, 3.00%, 6/25/34 (144A)	90,689
100,000(b)	CFMT LLC, Series 2024-HB14, Class M2, 3.00%, 6/25/34 (144A)	88,100
180,000(b)	CIM Trust, Series 2020-R2, Class M3, 3.00%, 10/25/59 (144A)	134,847
228,806(b)	CIM Trust, Series 2021-J1, Class B1, 2.661%, 3/25/51 (144A)	181,291
400,000(b)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	332,106
92,165(b)	Citigroup Mortgage Loan Trust, Series 2021-INV1, Class B1W, 2.708%, 5/25/51 (144A)	72,472
4,320(a)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 7.90% (SOFR30A + 256 bps), 7/25/31 (144A)	4,320
85,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 8.335% (SOFR30A + 300 bps), 1/25/42 (144A)	87,252
90,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.285% (SOFR30A + 195 bps), 3/25/44 (144A)	90,431
200,000(b)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%, 1/25/60 (144A)	147,498
150,000(b)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%, 1/25/60 (144A)	108,371
200,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.285% (SOFR30A + 395 bps), 9/26/33 (144A)	207,605
11,138	Federal Home Loan Mortgage Corp. REMICs, Series 2944, Class OH, 5.50%, 3/15/35	11,355
163,025(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.102% (SOFR30A + 644 bps), 8/15/42	19,372
76,772(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	15,711
100,607(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	20,951
223	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	222
550,000	Federal National Mortgage Association REMICs, Series 2013-61, Class BY, 3.00%, 6/25/43	444,030
68,038(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	13,964
394,081(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	66,673
357,932(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 8.577% (1 Month Term SOFR + 324 bps), 1/20/50	5,415
165,000(b)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	114,251
314,166(b)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	245,896
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 7.10% (SOFR30A + 176 bps), 5/25/29 (144A)	69,000
130,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	123,754
100,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897%, 5/25/65 (144A)	92,959
160,061(b)	Hundred Acre Wood Trust, Series 2021-INV1, Class B1, 3.226%, 7/25/51 (144A)	133,479
419,802(b)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3, 2.50%, 12/25/51 (144A)	332,040
100,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	69,236
100,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	66,969
337,593	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	313,961
232,591(b)	JP Morgan Mortgage Trust, Series 2019-HYB1, Class B3, 4.895%, 10/25/49 (144A)	221,538
141,303(b)	JP Morgan Mortgage Trust, Series 2021-12, Class B1, 3.162%, 2/25/52 (144A)	114,571
127,214(b)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.14%, 4/25/52 (144A)	102,659
101,682(b)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.978%, 10/25/51 (144A)	81,374
215,000(b)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	148,472
275,000(b)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.52%, 7/25/52 (144A)	175,891
4
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
9,474(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 3.00% (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	$ 9,095
409,112(b)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	320,189
277,001(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B1, 2.669%, 6/25/51 (144A)	216,626
190,039(b)	Mello Mortgage Capital Acceptance, Series 2022-INV1, Class B1, 3.319%, 3/25/52 (144A)	153,743
55,965(b)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	51,163
400,000(b)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	326,423
200,000	NYMT Loan Trust, Series 2022-CP1, Class M1, 3.215%, 7/25/61 (144A)	165,304
48,639(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.70% (SOFR30A + 536 bps), 10/25/30 (144A)	49,351
321,043(b)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.478%, 4/25/51 (144A)	246,583
183,336(b)	Provident Funding Mortgage Trust, Series 2021-J1, Class B1, 2.637%, 10/25/51 (144A)	147,390
150,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.035% (SOFR30A + 270 bps), 7/25/33 (144A)	151,989
139,604(b)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.713%, 10/25/51 (144A)	110,156
367,565(b)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.563%, 6/25/51 (144A)	288,990
299,032(b)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	234,424
327,292(b)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.007%, 9/25/51 (144A)	262,604
400,000(b)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	274,546
62,048(b)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	53,920
183,888(b)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	158,355
4,455(b)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.50%, 8/25/48 (144A)	4,338
150,000(b)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	95,714
140,000(a)	Towd Point Mortgage Trust, Series 2019-HY1, Class B2, 7.61% (1 Month Term SOFR + 226 bps), 10/25/48 (144A)	139,613
350,023(b)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	288,747
250,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.735% (SOFR30A + 340 bps), 11/25/33 (144A)	255,196
165,934(b)	UWM Mortgage Trust, Series 2021-INV5, Class B1, 3.233%, 1/25/52 (144A)	134,022
83,753(b)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	79,851
100,000(b)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	69,037
345,000(b)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	219,069
	Total Collateralized Mortgage Obligations (Cost $11,599,690)	$9,582,393

	Commercial Mortgage-Backed Securities—4.8% of Net Assets
150,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 8.183% (SOFR30A + 285 bps), 1/20/37 (144A)	$ 145,700
115,567(c)(d)+	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	237,504
200,000(b)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	113,661
100,000(b)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.958%, 4/15/55	86,493
500,000(b)	BX Commercial Mortgage Trust, Series 2021-VIV5, Class A, 2.843%, 3/9/44 (144A)	428,037
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	355,674
450,000(a)	BX Trust, Series 2021-ARIA, Class D, 7.339% (1 Month Term SOFR + 201 bps), 10/15/36 (144A)	441,568
234,973	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	223,069
153,922(b)(d)	COMM Mortgage Trust, Series 2014-CR18, Class XA, 0.93%, 7/15/47	6
172,776	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	170,174
320,000(a)	COMM Mortgage Trust, Series 2024-WCL1, Class A, 7.141% (1 Month Term SOFR + 184 bps), 6/15/41 (144A)	318,465
225,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.335% (SOFR30A + 400 bps), 11/25/51 (144A)	227,598
150,000(b)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.212%, 7/25/27 (144A)	138,735
109,063(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class B, 7.889% (SOFR30A + 256 bps), 10/25/28	103,330
100,000(b)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.529%, 2/25/52 (144A)	93,841
The accompanying notes are an integral part of these financial statements.
5

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
134,133(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 7.739% (SOFR30A + 241 bps), 6/25/26 (144A)	$ 129,966
106,684(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 7.839% (SOFR30A + 251 bps), 7/25/29 (144A)	99,269
96,238(b)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	93,999
648,864(b)(d)	Government National Mortgage Association, Series 2017-21, Class IO, 0.632%, 10/16/58	23,310
250,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 7.543% (1 Month Term SOFR + 221 bps), 10/15/36 (144A)	239,844
200,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class A, 6.87% (1 Month Term SOFR + 154 bps), 5/15/37 (144A)	199,500
100,000(b)	HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.774%, 5/10/39 (144A)	100,068
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	302,168
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	231,298
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	235,587
1,600,000(b)(d)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.20%, 6/15/51	7,569
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	205,953
99,522(a)	Med Trust, Series 2021-MDLN, Class A, 6.393% (1 Month Term SOFR + 106 bps), 11/15/38 (144A)	99,305
60,000(b)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.258%, 3/15/48	51,446
250,000(b)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	219,038
150,000(a)	ORL Trust, Series 2023-GLKS, Class A, 7.679% (1 Month Term SOFR + 235 bps), 10/19/36 (144A)	150,281
85,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	52,700
225,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.41% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	219,572
325,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 8.261% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	326,828
200,000(b)	THPT Mortgage Trust, Series 2023-THL, Class A, 7.227%, 12/10/34 (144A)	202,831
	Total Commercial Mortgage-Backed Securities (Cost $6,902,386)	$6,274,387

	Corporate Bonds — 40.0% of Net Assets
	Aerospace & Defense — 0.6%
119,000	Boeing Co., 3.75%, 2/1/50	$ 77,869
480,000	Boeing Co., 3.90%, 5/1/49	321,043
125,000	Boeing Co., 5.805%, 5/1/50	112,650
130,000	Boeing Co., 6.858%, 5/1/54 (144A)	133,402
95,000	Boeing Co., 7.008%, 5/1/64 (144A)	97,268
	Total Aerospace & Defense	$742,232
	Agriculture — 0.5%
158,000	BAT Capital Corp., 6.00%, 2/20/34	$ 159,840
455,000(e)	Imperial Brands Finance Plc, 5.50%, 2/1/30 (144A)	450,756
	Total Agriculture	$610,596
	Airlines — 0.4%
190,376	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 173,913
38,925	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	35,948
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	82,782
128,421	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	110,773
47,029	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	43,995
48,888	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	48,166
	Total Airlines	$495,577
6
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Auto Manufacturers — 2.0%
80,000	Cummins, Inc., 5.15%, 2/20/34	$ 80,085
135,000	Cummins, Inc., 5.45%, 2/20/54	132,415
125,000	Ford Motor Co., 6.10%, 8/19/32	124,822
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	172,388
200,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	211,659
216,000	General Motors Co., 6.60%, 4/1/36	226,020
85,000	General Motors Financial Co., Inc., 5.75%, 2/8/31	85,227
390,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	394,218
285,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	295,788
220,000	Hyundai Capital America, 5.30%, 6/24/29 (144A)	218,812
295,000	Hyundai Capital America, 5.80%, 4/1/30 (144A)	300,306
115,000	Hyundai Capital America, 6.20%, 9/21/30 (144A)	119,484
290,000	Mercedes-Benz Finance North America LLC, 4.85%, 1/11/29 (144A)	288,206
	Total Auto Manufacturers	$2,649,430
	Auto Parts & Equipment — 0.1%
150,000	ZF North America Capital, Inc., 6.875%, 4/14/28 (144A)	$ 152,981
	Total Auto Parts & Equipment	$152,981
	Banks — 13.5%
800,000(b)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 655,571
270,000(b)	Australia & New Zealand Banking Group, Ltd., 5.731% (5 Year CMT Index + 162 bps), 9/18/34 (144A)	268,239
200,000	Banco Bilbao Vizcaya Argentaria S.A., 5.381%, 3/13/29	200,661
318,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	312,182
600,000(b)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	499,960
200,000	Banco Santander S.A., 6.938%, 11/7/33	218,451
375,000(b)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	310,820
663,000(b)	Bank of America Corp., 2.884% (3 Month Term SOFR + 145 bps), 10/22/30	590,061
37,000(b)	Bank of New York Mellon Corp., 4.975% (SOFR + 109 bps), 3/14/30	36,778
590,000(b)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	531,380
440,000(b)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	438,877
260,000(b)	Barclays Plc, 6.692% (SOFR + 262 bps), 9/13/34	275,636
255,000(b)	BNP Paribas S.A., 2.159% (SOFR + 122 bps), 9/15/29 (144A)	222,542
200,000(b)	BNP Paribas S.A., 5.176% (SOFR + 152 bps), 1/9/30 (144A)	197,905
200,000	BPCE S.A., 4.875%, 4/1/26 (144A)	196,006
260,000(b)	CaixaBank S.A., 6.84% (SOFR + 277 bps), 9/13/34 (144A)	274,557
250,000(b)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	205,407
185,000(b)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	177,648
120,000(b)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	119,625
60,000(b)	Citizens Financial Group, Inc., 6.645% (SOFR + 233 bps), 4/25/35	62,019
365,000(b)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	327,552
255,000(b)	Danske Bank A/S, 5.427% (1 Year CMT Index + 95 bps), 3/1/28 (144A)	255,160
570,000	Federation des Caisses Desjardins du Quebec, 5.25%, 4/26/29 (144A)	568,644
235,000(b)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	195,362
215,000(b)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	206,964
355,000(b)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	312,068
375,000(b)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	311,864
200,000(b)	HSBC Holdings Plc, 6.161% (SOFR + 197 bps), 3/9/29	204,582
200,000(b)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	184,846
635,000(b)(f)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	494,294
The accompanying notes are an integral part of these financial statements.
7

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
245,000(b)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	$ 255,945
335,000	Intesa Sanpaolo S.p.A., 7.80%, 11/28/53 (144A)	368,302
265,000(b)	JPMorgan Chase & Co., 5.04% (SOFR + 119 bps), 1/23/28	263,566
500,000(b)	JPMorgan Chase & Co., 5.766% (SOFR + 149 bps), 4/22/35	513,004
500,000	KeyBank NA, 4.15%, 8/8/25	490,324
100,000(b)	KeyCorp, 6.401% (SOFR + 242 bps), 3/6/35	101,384
205,000(b)(f)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	209,552
335,000(b)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	277,689
195,000(b)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	161,149
290,000(b)	Mitsubishi UFJ Financial Group, Inc., 5.426% (1 Year CMT Index + 100 bps), 4/17/35	288,813
155,000(b)	Morgan Stanley, 5.173% (SOFR + 145 bps), 1/16/30	154,616
305,000(b)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	292,042
65,000(b)	Morgan Stanley, 5.652% (SOFR + 101 bps), 4/13/28	65,644
165,000(b)	Morgan Stanley, 5.942% (5 Year CMT Index + 180 bps), 2/7/39	163,184
60,000(b)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	59,650
200,000(b)	NatWest Group Plc, 6.475% (5 Year CMT Index + 220 bps), 6/1/34	203,159
330,000(a)	NatWest Markets Plc, 6.502% (SOFR + 114 bps), 5/17/29 (144A)	331,142
645,000(b)(f)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	537,766
55,000(b)	PNC Financial Services Group, Inc., 5.30% (SOFR + 134 bps), 1/21/28	54,924
185,000(b)	PNC Financial Services Group, Inc., 6.875% (SOFR + 228 bps), 10/20/34	201,625
210,000(b)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	193,526
55,000(b)	Santander Holdings USA, Inc., 6.124% (SOFR + 123 bps), 5/31/27	55,227
460,000(b)	Standard Chartered Plc, 6.296% (1 Year CMT Index + 258 bps), 7/6/34 (144A)	474,216
205,000(b)(e)	Toronto-Dominion Bank, 7.25% (5 Year CMT Index + 298 bps), 7/31/84	204,488
55,000(b)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	54,857
185,000(b)	Truist Financial Corp., 7.161% (SOFR + 245 bps), 10/30/29	196,445
415,000(b)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	339,171
200,000(b)	UBS Group AG, 6.301% (1 Year CMT Index + 200 bps), 9/22/34 (144A)	207,988
700,000(b)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	671,438
240,000(b)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	224,826
200,000(b)	UniCredit S.p.A., 7.296% (5 Year USD Swap Rate + 491 bps), 4/2/34 (144A)	204,076
595,000(b)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	468,435
75,000(b)	US Bancorp, 5.384% (SOFR + 156 bps), 1/23/30	75,201
350,000(b)	Wells Fargo & Co., 6.491% (SOFR + 206 bps), 10/23/34	373,120
	Total Banks	$17,592,155
	Beverages — 0.4%
200,000	Coca-Cola Co., 5.00%, 5/13/34	$ 200,663
175,000	Coca-Cola Consolidated, Inc., 5.25%, 6/1/29	175,787
200,000	Suntory Holdings, Ltd., 5.124%, 6/11/29 (144A)	200,548
	Total Beverages	$576,998
	Biotechnology — 0.3%
170,000	Amgen, Inc., 5.25%, 3/2/33	$ 169,504
105,000	Royalty Pharma Plc, 5.15%, 9/2/29	104,113
130,000	Royalty Pharma Plc, 5.40%, 9/2/34	126,510
	Total Biotechnology	$400,127
8
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Building Materials — 0.1%
55,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32 (144A)	$ 55,391
130,000	Owens Corning, 5.70%, 6/15/34	131,197
	Total Building Materials	$186,588
	Commercial Services — 1.0%
275,000	Block, Inc., 6.50%, 5/15/32 (144A)	$ 278,682
20,000	Brink's Co., 6.50%, 6/15/29 (144A)	20,210
75,000	Element Fleet Management Corp., 5.643%, 3/13/27 (144A)	75,181
260,000	Element Fleet Management Corp., 6.319%, 12/4/28 (144A)	268,787
165,000	S&P Global, Inc., 5.25%, 9/15/33 (144A)	166,548
200,000	Sotheby's, 7.375%, 10/15/27 (144A)	167,011
260,000	Verisk Analytics, Inc., 5.25%, 6/5/34	256,005
	Total Commercial Services	$1,232,424
	Distribution/Wholesale — 0.0%†
30,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 30,856
	Total Distribution/Wholesale	$30,856
	Diversified Financial Services — 3.1%
765,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 657,300
245,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	245,398
41,000	Avolon Holdings Funding, Ltd., 5.75%, 3/1/29 (144A)	40,768
125,000	Avolon Holdings Funding, Ltd., 5.75%, 11/15/29 (144A)	124,238
330,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	335,119
285,000(b)	Capital One Financial Corp., 2.359% (SOFR + 134 bps), 7/29/32	222,648
282,000(b)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	272,137
220,000(b)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	224,294
165,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	160,561
170,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	169,890
230,000	Jefferies Financial Group, Inc., 6.20%, 4/14/34	232,948
115,000	LPL Holdings, Inc., 5.70%, 5/20/27	115,455
485,000	Nomura Holdings, Inc., 2.999%, 1/22/32	405,449
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	226,208
404,000	OneMain Finance Corp., 4.00%, 9/15/30	346,730
283,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	268,867
	Total Diversified Financial Services	$4,048,010
	Electric — 1.8%
145,000	AEP Texas, Inc., 5.45%, 5/15/29	$ 145,755
210,000(b)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	192,111
40,000(c)	Algonquin Power & Utilities Corp., 5.365%, 6/15/26	39,806
55,000	Black Hills Corp., 6.00%, 1/15/35	55,325
325,000	Entergy Louisiana LLC, 5.35%, 3/15/34	322,476
160,000	ITC Holdings Corp., 5.65%, 5/9/34 (144A)	160,024
130,000	Monongahela Power Co., 5.85%, 2/15/34 (144A)	132,325
185,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	185,354
350,000	PacifiCorp, 5.45%, 2/15/34	345,745
255,000	Puget Energy, Inc., 2.379%, 6/15/28	227,593
220,000	Puget Energy, Inc., 4.10%, 6/15/30	202,406
55,000	Puget Energy, Inc., 4.224%, 3/15/32	49,298
80,000	Southern California Edison Co., 5.45%, 6/1/31	80,572
The accompanying notes are an integral part of these financial statements.
9

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Electric — (continued)
60,000	Vistra Operations Co. LLC, 6.00%, 4/15/34 (144A)	$ 60,143
120,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	128,434
	Total Electric	$2,327,367
	Energy-Alternate Sources — 0.0%†
34,986	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 34,777
	Total Energy-Alternate Sources	$34,777
	Entertainment — 0.3%
400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 358,808
	Total Entertainment	$358,808
	Food — 0.9%
120,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 3.00%, 2/2/29	$ 107,056
57,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 3.00%, 5/15/32	46,924
186,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 5.75%, 4/1/33	185,556
90,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 6.50%, 12/1/52	90,182
455,000	Minerva Luxembourg S.A., 4.375%, 3/18/31 (144A)	375,341
220,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	176,008
200,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	169,806
21,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	20,361
	Total Food	$1,171,234
	Gas — 0.9%
465,000	Atmos Energy Corp., 5.90%, 11/15/33	$ 485,568
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	102,469
55,000	CenterPoint Energy Resources Corp., 5.40%, 7/1/34	54,460
380,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	382,563
147,655	Nakilat, Inc., 6.267%, 12/31/33 (144A)	153,045
	Total Gas	$1,178,105
	Hand & Machine Tools — 0.2%
125,000	Kennametal, Inc., 2.80%, 3/1/31	$ 104,959
125,000	Regal Rexnord Corp., 6.30%, 2/15/30	127,793
	Total Hand & Machine Tools	$232,752
	Healthcare-Products — 0.4%
77,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 74,411
348,000	Smith & Nephew Plc, 2.032%, 10/14/30	287,409
55,000	Smith & Nephew Plc, 5.40%, 3/20/34	54,149
110,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	110,163
	Total Healthcare-Products	$526,132
	Healthcare-Services — 0.3%
95,000	Elevance Health, Inc., 5.15%, 6/15/29	$ 95,254
65,000	Elevance Health, Inc., 5.375%, 6/15/34	65,309
75,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.20%, 6/15/29 (144A)	74,677
125,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.45%, 6/15/34 (144A)	123,537
75,000	Humana, Inc., 5.375%, 4/15/31	74,602
	Total Healthcare-Services	$433,379
	Insurance — 2.1%
185,000	Brown & Brown, Inc., 4.20%, 3/17/32	$ 168,854
10
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Insurance — (continued)
255,000	Brown & Brown, Inc., 5.65%, 6/11/34	$ 253,362
35,000	CNO Financial Group, Inc., 6.45%, 6/15/34	34,966
470,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	411,466
240,000(b)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	201,600
340,000(b)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	253,230
456,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	503,880
155,000	Metropolitan Life Global Funding I, 5.15%, 3/28/33 (144A)	153,075
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	364,738
355,000(b)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	292,732
86,000	Primerica, Inc., 2.80%, 11/19/31	71,831
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	29,003
	Total Insurance	$2,738,737
	Iron & Steel — 0.1%
150,000(e)	Steel Dynamics, Inc., 5.375%, 8/15/34	$ 147,433
	Total Iron & Steel	$147,433
	Lodging — 0.7%
50,000(e)	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 49,280
135,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	135,632
20,000	Las Vegas Sands Corp., 6.00%, 8/15/29	20,103
55,000	Marriott International, Inc., 4.90%, 4/15/29	54,413
115,000	Marriott International, Inc., 5.30%, 5/15/34	112,911
520,000	Marriott International, Inc., 3.50%, 10/15/32	450,213
100,000	Marriott International, Inc., 4.625%, 6/15/30	97,050
	Total Lodging	$919,602
	Machinery-Diversified — 0.6%
210,000	CNH Industrial Capital LLC, 4.55%, 4/10/28	$ 205,347
255,000	John Deere Capital Corp., 4.85%, 6/11/29	253,205
271,000	John Deere Capital Corp., 5.10%, 4/11/34	270,227
100,000	Nordson Corp., 5.80%, 9/15/33	102,591
	Total Machinery-Diversified	$831,370
	Mining — 0.6%
200,000	Anglo American Capital Plc, 5.75%, 4/5/34 (144A)	$ 199,586
335,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	292,323
265,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	264,555
	Total Mining	$756,464
	Multi-National — 0.2%
230,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 200,896
	Total Multi-National	$200,896
	Oil & Gas — 1.2%
640,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 544,472
195,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	192,891
450,000	Phillips 66 Co., 3.75%, 3/1/28	429,408
312,000	Valero Energy Corp., 6.625%, 6/15/37	332,585
	Total Oil & Gas	$1,499,356
The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Packaging & Containers — 0.1%
95,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	$ 94,467
	Total Packaging & Containers	$94,467
	Pharmaceuticals — 0.6%
315,000	Cencora, Inc., 5.125%, 2/15/34	$ 309,275
35,000	CVS Health Corp., 5.25%, 1/30/31	34,603
260,000	CVS Health Corp., 5.25%, 2/21/33	253,882
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	192,394
	Total Pharmaceuticals	$790,154
	Pipelines — 2.3%
75,000	Boardwalk Pipelines LP, 3.60%, 9/1/32	$ 64,672
135,000	Enbridge, Inc., 5.625%, 4/5/34	134,778
105,000(b)	Enbridge, Inc., 7.20% (5 Year CMT Index + 297 bps), 6/27/54	105,632
105,000(b)	Enbridge, Inc., 7.375% (5 Year CMT Index + 312 bps), 3/15/55	105,210
160,000(b)	Enbridge, Inc., 8.50% (5 Year CMT Index + 443 bps), 1/15/84	172,485
40,000	Energy Transfer LP, 4.15%, 9/15/29	37,868
224,000	Energy Transfer LP, 5.35%, 5/15/45	200,028
455,000	Energy Transfer LP, 5.60%, 9/1/34	451,984
140,000	Energy Transfer LP, 6.00%, 6/15/48	134,901
125,000	Energy Transfer LP, 7.375%, 2/1/31 (144A)	130,436
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	242,916
134,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	118,851
225,000	MPLX LP, 5.50%, 6/1/34	221,581
230,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	196,368
20,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	20,604
115,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	119,282
45,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	49,279
80,000	Williams Cos., Inc., 5.15%, 3/15/34	78,050
89,000	Williams Cos., Inc., 7.75%, 6/15/31	98,242
250,000	Williams Cos., Inc., 7.50%, 1/15/31	276,209
	Total Pipelines	$2,959,376
	REITs — 1.6%
50,000	Essex Portfolio LP, 5.50%, 4/1/34	$ 49,551
255,000	Healthcare Realty Holdings LP, 3.10%, 2/15/30	222,982
47,000	Highwoods Realty LP, 2.60%, 2/1/31	37,545
15,000	Highwoods Realty LP, 3.05%, 2/15/30	12,720
41,000	Highwoods Realty LP, 4.125%, 3/15/28	38,306
285,000	LXP Industrial Trust, 2.375%, 10/1/31	227,059
165,000	LXP Industrial Trust, 2.70%, 9/15/30	139,211
278,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	181,149
500,000	Simon Property Group LP , 5.50%, 3/8/33	502,798
500,000	Sun Communities Operating LP , 5.70%, 1/15/33	492,378
180,000	UDR, Inc., 4.40%, 1/26/29	173,522
	Total REITs	$2,077,221
	Retail — 1.0%
55,000	AutoNation, Inc., 1.95%, 8/1/28	$ 47,690
55,000	AutoNation, Inc., 2.40%, 8/1/31	44,256
245,000	AutoNation, Inc., 3.85%, 3/1/32	217,594
12
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Retail — (continued)
125,000	AutoNation, Inc., 4.75%, 6/1/30	$ 119,460
325,000	Darden Restaurants, Inc., 6.30%, 10/10/33	335,565
375,000	Dollar Tree, Inc., 2.65%, 12/1/31	311,527
295,000	Lowe's Cos., Inc., 3.75%, 4/1/32	267,831
	Total Retail	$1,343,923
	Semiconductors — 1.0%
35,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 28,028
475,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	375,898
130,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	119,942
100,000	Broadcom, Inc., 4.30%, 11/15/32	93,467
200,000	Foundry JV Holdco LLC, 5.875%, 1/25/34 (144A)	198,290
260,000	SK Hynix, Inc., 5.50%, 1/16/29 (144A)	259,829
313,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	265,212
	Total Semiconductors	$1,340,666
	Software — 0.3%
423,000	Autodesk, Inc., 2.40%, 12/15/31	$ 351,102
	Total Software	$351,102
	Telecommunications — 0.5%
114,000	Motorola Solutions, Inc., 5.60%, 6/1/32	$ 115,273
175,000	T-Mobile USA, Inc., 2.70%, 3/15/32	146,409
165,000	T-Mobile USA, Inc., 5.05%, 7/15/33	161,421
145,000	T-Mobile USA, Inc., 5.20%, 1/15/33	143,454
115,000	T-Mobile USA, Inc., 5.75%, 1/15/34	118,225
	Total Telecommunications	$684,782
	Trucking & Leasing — 0.3%
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 92,418
275,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55%, 5/1/28 (144A)	276,918
25,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28 (144A)	25,605
	Total Trucking & Leasing	$394,941
	Total Corporate Bonds (Cost $55,159,086)	$52,111,018

Face Amount USD ($)
	Insurance-Linked Securities — 0.0%† of Net Assets#
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
25,723(g)(h)+	Lorenz Re 2019, 6/30/25	$ 234
	Total Reinsurance Sidecars	$234
	Total Insurance-Linked Securities (Cost $4,191)	$234

The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Foreign Government Bonds — 0.5% of Net Assets
	Saudi Arabia — 0.1%
200,000	Saudi Government International Bond, 5.750%, 1/16/54 (144A)	$ 194,400
	Total Saudi Arabia	$194,400
	United Arab Emirates — 0.4%
485,000(e)	UAE International Government Bond, 4.857%, 7/2/34 (144A)	$ 483,611
	Total United Arab Emirates	$483,611
	Total Foreign Government Bonds (Cost $680,609)	$678,011

	U.S. Government and Agency Obligations — 44.9% of Net Assets
1,530,784	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	$ 1,232,846
89,198	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	69,933
88,755	Federal Home Loan Mortgage Corp., 2.500%, 1/1/51	73,726
48,947	Federal Home Loan Mortgage Corp., 2.500%, 2/1/51	40,929
852,536	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	702,533
261,662	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	214,290
47,193	Federal Home Loan Mortgage Corp., 2.500%, 5/1/52	39,173
11,113	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	10,646
14,086	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	12,474
70,161	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	62,067
24,286	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	21,446
80,119	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	70,093
58,418	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	50,826
431,003	Federal Home Loan Mortgage Corp., 3.000%, 9/1/51	366,754
88,281	Federal Home Loan Mortgage Corp., 3.000%, 1/1/52	75,247
851,355	Federal Home Loan Mortgage Corp., 3.000%, 6/1/52	724,290
604,109	Federal Home Loan Mortgage Corp., 3.000%, 6/1/52	513,945
70,278	Federal Home Loan Mortgage Corp., 3.000%, 8/1/52	60,770
149,538	Federal Home Loan Mortgage Corp., 3.000%, 9/1/52	127,278
103,812	Federal Home Loan Mortgage Corp., 3.000%, 4/1/53	88,344
12,588	Federal Home Loan Mortgage Corp., 3.500%, 7/1/29	12,182
18,103	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	16,616
76,314	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	69,550
383,959	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	347,900
8,540	Federal Home Loan Mortgage Corp., 3.500%, 3/1/48	7,729
92,587	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	82,599
50,401	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	47,564
76,357	Federal Home Loan Mortgage Corp., 4.000%, 5/1/44	72,265
16,362	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	15,239
11,762	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	10,885
87,844	Federal Home Loan Mortgage Corp., 4.000%, 9/1/53	80,388
11,181	Federal Home Loan Mortgage Corp., 5.000%, 5/1/40	11,060
2,808	Federal Home Loan Mortgage Corp., 5.000%, 3/1/44	2,778
8,424	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	8,455
167,401	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	167,707
98,318	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	97,476
90,648	Federal Home Loan Mortgage Corp., 5.500%, 7/1/53	90,160
367	Federal Home Loan Mortgage Corp., 6.000%, 11/1/32	371
1,549	Federal Home Loan Mortgage Corp., 6.000%, 12/1/32	1,579
14
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,975	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	$ 3,049
2,273	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	2,309
459	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	468
197,227	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	199,514
93,255	Federal Home Loan Mortgage Corp., 6.000%, 7/1/53	94,006
285,889	Federal Home Loan Mortgage Corp., 6.000%, 2/1/54	286,741
88,144	Federal Home Loan Mortgage Corp., 6.000%, 2/1/54	89,339
854	Federal Home Loan Mortgage Corp., 6.500%, 1/1/29	870
456	Federal Home Loan Mortgage Corp., 6.500%, 4/1/31	468
2,081	Federal Home Loan Mortgage Corp., 6.500%, 10/1/31	2,132
546	Federal Home Loan Mortgage Corp., 6.500%, 2/1/32	558
3,376	Federal Home Loan Mortgage Corp., 6.500%, 4/1/32	3,449
1,431	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	1,464
50,092	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	51,500
247,651	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	259,141
90,521	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	93,169
99,222	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	101,347
99,073	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	101,308
194,821	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	202,394
6,536,054	Federal Home Loan Mortgage Corp., 6.500%, 5/1/54	6,653,064
402	Federal Home Loan Mortgage Corp., 7.000%, 2/1/31	414
636	Federal Home Loan Mortgage Corp., 7.000%, 4/1/32	655
354	Federal Home Loan Mortgage Corp., 7.500%, 8/1/31	356
1,621,858	Federal National Mortgage Association, 1.500%, 3/1/42	1,307,106
100,000	Federal National Mortgage Association, 2.000%, 7/15/39 (TBA)	87,859
552,394	Federal National Mortgage Association, 2.000%, 12/1/41	462,050
96,124	Federal National Mortgage Association, 2.000%, 2/1/42	80,362
426,056	Federal National Mortgage Association, 2.000%, 4/1/42	355,484
289,802	Federal National Mortgage Association, 2.000%, 11/1/51	231,415
82,080	Federal National Mortgage Association, 2.000%, 11/1/51	65,342
260,923	Federal National Mortgage Association, 2.000%, 3/1/52	204,609
6,000,000	Federal National Mortgage Association, 2.000%, 7/15/54 (TBA)	4,691,719
6,982	Federal National Mortgage Association, 2.500%, 7/1/30	6,565
6,045	Federal National Mortgage Association, 2.500%, 7/1/30	5,688
11,374	Federal National Mortgage Association, 2.500%, 7/1/30	10,702
100,000	Federal National Mortgage Association, 2.500%, 7/15/39 (TBA)	90,281
29,736	Federal National Mortgage Association, 2.500%, 2/1/43	25,178
6,433	Federal National Mortgage Association, 2.500%, 2/1/43	5,399
5,308	Federal National Mortgage Association, 2.500%, 3/1/43	4,495
5,360	Federal National Mortgage Association, 2.500%, 8/1/43	4,539
15,323	Federal National Mortgage Association, 2.500%, 4/1/45	12,938
18,507	Federal National Mortgage Association, 2.500%, 4/1/45	15,624
8,173	Federal National Mortgage Association, 2.500%, 4/1/45	6,900
12,821	Federal National Mortgage Association, 2.500%, 4/1/45	10,825
6,371	Federal National Mortgage Association, 2.500%, 4/1/45	5,379
8,317	Federal National Mortgage Association, 2.500%, 4/1/45	7,025
19,543	Federal National Mortgage Association, 2.500%, 4/1/45	16,500
17,656	Federal National Mortgage Association, 2.500%, 8/1/45	14,906
295,987	Federal National Mortgage Association, 2.500%, 8/1/50	248,450
The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
755,873	Federal National Mortgage Association, 2.500%, 5/1/51	$ 632,132
405,339	Federal National Mortgage Association, 2.500%, 5/1/51	339,252
814,616	Federal National Mortgage Association, 2.500%, 11/1/51	679,906
1,679,292	Federal National Mortgage Association, 2.500%, 1/1/52	1,392,391
81,441	Federal National Mortgage Association, 2.500%, 2/1/52	67,776
1,167,136	Federal National Mortgage Association, 2.500%, 4/1/52	955,674
1,728,111	Federal National Mortgage Association, 2.500%, 4/1/52	1,415,010
385,225	Federal National Mortgage Association, 2.500%, 4/1/52	322,953
2,600,000	Federal National Mortgage Association, 2.500%, 7/15/54 (TBA)	2,122,758
4,151	Federal National Mortgage Association, 3.000%, 3/1/29	3,981
23,891	Federal National Mortgage Association, 3.000%, 10/1/30	22,735
24,945	Federal National Mortgage Association, 3.000%, 8/1/45	21,958
103,586	Federal National Mortgage Association, 3.000%, 2/1/47	91,419
74,731	Federal National Mortgage Association, 3.000%, 3/1/47	66,034
76,271	Federal National Mortgage Association, 3.000%, 4/1/47	67,020
91,858	Federal National Mortgage Association, 3.000%, 8/1/50	79,755
375,606	Federal National Mortgage Association, 3.000%, 2/1/51	325,773
91,317	Federal National Mortgage Association, 3.000%, 8/1/51	77,845
349,152	Federal National Mortgage Association, 3.000%, 11/1/51	301,641
451,024	Federal National Mortgage Association, 3.000%, 11/1/51	383,771
398,515	Federal National Mortgage Association, 3.000%, 1/1/52	344,985
88,537	Federal National Mortgage Association, 3.000%, 2/1/52	76,758
536,446	Federal National Mortgage Association, 3.000%, 3/1/52	468,177
450,580	Federal National Mortgage Association, 3.000%, 4/1/52	383,424
90,311	Federal National Mortgage Association, 3.000%, 5/1/52	78,227
493,295	Federal National Mortgage Association, 3.000%, 6/1/52	420,148
242,449	Federal National Mortgage Association, 3.000%, 6/1/52	206,425
377,596	Federal National Mortgage Association, 3.000%, 6/1/52	321,318
209,846	Federal National Mortgage Association, 3.000%, 2/1/57	177,654
4,730	Federal National Mortgage Association, 3.500%, 10/1/41	4,348
24,026	Federal National Mortgage Association, 3.500%, 9/1/45	21,775
67,971	Federal National Mortgage Association, 3.500%, 10/1/45	61,837
109,506	Federal National Mortgage Association, 3.500%, 1/1/48	99,118
116,082	Federal National Mortgage Association, 3.500%, 5/1/49	105,655
161,447	Federal National Mortgage Association, 3.500%, 3/1/52	144,486
378,807	Federal National Mortgage Association, 3.500%, 3/1/52	337,804
21,712	Federal National Mortgage Association, 3.500%, 4/1/52	19,301
88,153	Federal National Mortgage Association, 3.500%, 4/1/52	78,557
236,505	Federal National Mortgage Association, 3.500%, 5/1/52	210,993
3,300,000	Federal National Mortgage Association, 3.500%, 7/1/54 (TBA)	2,920,500
113,501	Federal National Mortgage Association, 3.500%, 8/1/58	100,185
83,888	Federal National Mortgage Association, 4.000%, 10/1/40	79,165
10,040	Federal National Mortgage Association, 4.000%, 12/1/40	9,475
146,289	Federal National Mortgage Association, 4.000%, 4/1/44	138,026
227,517	Federal National Mortgage Association, 4.000%, 7/1/51	209,576
59,758	Federal National Mortgage Association, 4.000%, 9/1/51	55,246
1,400,000	Federal National Mortgage Association, 4.000%, 7/1/54 (TBA)	1,280,945
150,725	Federal National Mortgage Association, 4.500%, 9/1/43	146,412
86,785	Federal National Mortgage Association, 4.500%, 1/1/44	84,299
16
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
900,000	Federal National Mortgage Association, 4.500%, 7/1/54 (TBA)	$ 848,426
19,147	Federal National Mortgage Association, 5.000%, 5/1/31	19,085
2,819	Federal National Mortgage Association, 5.000%, 12/1/44	2,787
269,082	Federal National Mortgage Association, 5.000%, 8/1/52	260,518
94,006	Federal National Mortgage Association, 5.000%, 4/1/53	91,013
800,000	Federal National Mortgage Association, 5.000%, 7/1/54 (TBA)	773,125
2,256	Federal National Mortgage Association, 5.500%, 9/1/33	2,264
2,562	Federal National Mortgage Association, 5.500%, 12/1/34	2,567
8,195	Federal National Mortgage Association, 5.500%, 10/1/35	8,185
500,000	Federal National Mortgage Association, 5.500%, 7/15/39 (TBA)	500,910
182,408	Federal National Mortgage Association, 5.500%, 4/1/50	182,704
258,754	Federal National Mortgage Association, 5.500%, 4/1/50	259,227
86,384	Federal National Mortgage Association, 5.500%, 4/1/53	85,414
91,760	Federal National Mortgage Association, 5.500%, 4/1/53	90,730
97,117	Federal National Mortgage Association, 5.500%, 4/1/53	96,048
93,528	Federal National Mortgage Association, 5.500%, 4/1/53	93,261
96,934	Federal National Mortgage Association, 5.500%, 7/1/53	96,525
1,167	Federal National Mortgage Association, 6.000%, 9/1/29	1,187
430	Federal National Mortgage Association, 6.000%, 10/1/32	437
1,721	Federal National Mortgage Association, 6.000%, 11/1/32	1,747
4,876	Federal National Mortgage Association, 6.000%, 11/1/32	4,922
5,874	Federal National Mortgage Association, 6.000%, 4/1/33	5,928
2,134	Federal National Mortgage Association, 6.000%, 5/1/33	2,162
3,145	Federal National Mortgage Association, 6.000%, 6/1/33	3,172
6,506	Federal National Mortgage Association, 6.000%, 7/1/34	6,643
373	Federal National Mortgage Association, 6.000%, 9/1/34	375
392	Federal National Mortgage Association, 6.000%, 7/1/38	395
102,254	Federal National Mortgage Association, 6.000%, 1/1/53	104,359
27,925	Federal National Mortgage Association, 6.000%, 1/1/53	28,325
92,438	Federal National Mortgage Association, 6.000%, 4/1/53	92,986
188,852	Federal National Mortgage Association, 6.000%, 5/1/53	192,749
86,890	Federal National Mortgage Association, 6.000%, 5/1/53	88,034
167,641	Federal National Mortgage Association, 6.000%, 6/1/53	169,865
91,878	Federal National Mortgage Association, 6.000%, 7/1/53	93,015
88,671	Federal National Mortgage Association, 6.000%, 7/1/53	91,147
93,067	Federal National Mortgage Association, 6.000%, 7/1/53	95,929
92,821	Federal National Mortgage Association, 6.000%, 7/1/53	94,103
192,112	Federal National Mortgage Association, 6.000%, 8/1/53	194,442
720,995	Federal National Mortgage Association, 6.000%, 9/1/53	723,710
102,299	Federal National Mortgage Association, 6.000%, 2/1/54	102,603
700,000	Federal National Mortgage Association, 6.000%, 7/1/54 (TBA)	701,941
299	Federal National Mortgage Association, 6.500%, 4/1/29	305
465	Federal National Mortgage Association, 6.500%, 2/1/32	483
1,185	Federal National Mortgage Association, 6.500%, 3/1/32	1,218
2,021	Federal National Mortgage Association, 6.500%, 4/1/32	2,075
1,008	Federal National Mortgage Association, 6.500%, 8/1/32	1,026
696	Federal National Mortgage Association, 6.500%, 8/1/32	712
10,618	Federal National Mortgage Association, 6.500%, 7/1/34	10,931
178,513	Federal National Mortgage Association, 6.500%, 3/1/53	183,939
The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
92,888	Federal National Mortgage Association, 6.500%, 8/1/53	$ 95,413
95,450	Federal National Mortgage Association, 6.500%, 8/1/53	98,241
99,102	Federal National Mortgage Association, 6.500%, 8/1/53	101,298
51,810	Federal National Mortgage Association, 6.500%, 8/1/53	52,921
272,875	Federal National Mortgage Association, 6.500%, 9/1/53	280,517
92,997	Federal National Mortgage Association, 6.500%, 9/1/53	95,569
98,566	Federal National Mortgage Association, 6.500%, 3/1/54	101,141
600,611	Federal National Mortgage Association, 6.500%, 5/1/54	611,363
3,096,029	Federal National Mortgage Association, 6.500%, 6/1/54	3,151,455
335	Federal National Mortgage Association, 7.000%, 11/1/29	345
266	Federal National Mortgage Association, 7.000%, 7/1/31	274
779	Federal National Mortgage Association, 7.000%, 1/1/32	801
194	Federal National Mortgage Association, 7.500%, 2/1/31	199
1,378	Federal National Mortgage Association, 8.000%, 10/1/30	1,429
300,000	Government National Mortgage Association, 2.000%, 7/15/54 (TBA)	242,742
500,000	Government National Mortgage Association, 2.500%, 7/15/54 (TBA)	420,254
400,000	Government National Mortgage Association, 3.000%, 7/15/54 (TBA)	348,469
100,000	Government National Mortgage Association, 5.000%, 7/15/54 (TBA)	97,366
200,000	Government National Mortgage Association, 6.000%, 7/15/54 (TBA)	200,831
200,000	Government National Mortgage Association, 6.500%, 7/15/54 (TBA)	202,850
77,626	Government National Mortgage Association I, 3.500%, 11/15/41	71,646
27,683	Government National Mortgage Association I, 3.500%, 8/15/42	25,447
10,055	Government National Mortgage Association I, 3.500%, 10/15/42	9,242
30,242	Government National Mortgage Association I, 3.500%, 1/15/45	27,799
19,537	Government National Mortgage Association I, 3.500%, 8/15/46	17,885
5,134	Government National Mortgage Association I, 4.000%, 1/15/25	5,098
47,676	Government National Mortgage Association I, 4.000%, 8/15/43	46,014
58,770	Government National Mortgage Association I, 4.000%, 3/15/44	55,222
10,543	Government National Mortgage Association I, 4.000%, 9/15/44	9,909
23,536	Government National Mortgage Association I, 4.000%, 4/15/45	22,120
34,731	Government National Mortgage Association I, 4.000%, 6/15/45	32,795
3,202	Government National Mortgage Association I, 4.000%, 7/15/45	3,002
6,340	Government National Mortgage Association I, 4.000%, 8/15/45	5,932
21,197	Government National Mortgage Association I, 4.500%, 5/15/39	20,652
770	Government National Mortgage Association I, 4.500%, 8/15/41	742
3,306	Government National Mortgage Association I, 5.500%, 3/15/33	3,368
3,853	Government National Mortgage Association I, 5.500%, 7/15/33	3,883
10,139	Government National Mortgage Association I, 5.500%, 8/15/33	10,221
6,037	Government National Mortgage Association I, 5.500%, 10/15/34	6,124
2,095	Government National Mortgage Association I, 6.000%, 4/15/28	2,128
1,279	Government National Mortgage Association I, 6.000%, 2/15/29	1,298
3,266	Government National Mortgage Association I, 6.000%, 9/15/32	3,353
997	Government National Mortgage Association I, 6.000%, 10/15/32	1,011
7,984	Government National Mortgage Association I, 6.000%, 11/15/32	8,220
3,880	Government National Mortgage Association I, 6.000%, 11/15/32	3,912
2,356	Government National Mortgage Association I, 6.000%, 1/15/33	2,417
5,788	Government National Mortgage Association I, 6.000%, 12/15/33	5,920
3,092	Government National Mortgage Association I, 6.000%, 8/15/34	3,191
6,539	Government National Mortgage Association I, 6.000%, 8/15/34	6,671
18
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
177	Government National Mortgage Association I, 6.500%, 3/15/26	$ 179
940	Government National Mortgage Association I, 6.500%, 6/15/28	956
2,982	Government National Mortgage Association I, 6.500%, 5/15/29	3,042
988	Government National Mortgage Association I, 6.500%, 5/15/29	1,005
6,441	Government National Mortgage Association I, 6.500%, 7/15/31	6,599
2,075	Government National Mortgage Association I, 6.500%, 9/15/31	2,145
4,021	Government National Mortgage Association I, 6.500%, 10/15/31	4,083
1,681	Government National Mortgage Association I, 6.500%, 12/15/31	1,708
735	Government National Mortgage Association I, 6.500%, 12/15/31	748
441	Government National Mortgage Association I, 6.500%, 4/15/32	449
247	Government National Mortgage Association I, 6.500%, 4/15/32	250
334	Government National Mortgage Association I, 6.500%, 6/15/32	339
935	Government National Mortgage Association I, 6.500%, 6/15/32	952
2,405	Government National Mortgage Association I, 6.500%, 7/15/32	2,442
6,323	Government National Mortgage Association I, 6.500%, 12/15/32	6,454
4,312	Government National Mortgage Association I, 7.000%, 7/15/26	4,300
295	Government National Mortgage Association I, 7.000%, 9/15/27	296
5,135	Government National Mortgage Association I, 7.000%, 2/15/28	5,118
457	Government National Mortgage Association I, 7.000%, 11/15/28	457
1,204	Government National Mortgage Association I, 7.000%, 1/15/29	1,215
763	Government National Mortgage Association I, 7.000%, 6/15/29	761
227	Government National Mortgage Association I, 7.000%, 7/15/29	228
577	Government National Mortgage Association I, 7.000%, 7/15/29	580
419	Government National Mortgage Association I, 7.000%, 12/15/30	420
927	Government National Mortgage Association I, 7.000%, 2/15/31	929
1,027	Government National Mortgage Association I, 7.000%, 8/15/31	1,053
982	Government National Mortgage Association I, 7.500%, 10/15/29	983
1,995	Government National Mortgage Association II, 3.500%, 3/20/45	1,767
3,902	Government National Mortgage Association II, 3.500%, 4/20/45	3,542
12,223	Government National Mortgage Association II, 3.500%, 4/20/45	11,112
7,201	Government National Mortgage Association II, 3.500%, 4/20/45	6,532
29,961	Government National Mortgage Association II, 3.500%, 1/20/46	27,312
13,790	Government National Mortgage Association II, 3.500%, 3/20/46	12,573
56,047	Government National Mortgage Association II, 3.500%, 11/20/46	50,961
7,095	Government National Mortgage Association II, 4.000%, 8/20/39	6,741
8,985	Government National Mortgage Association II, 4.000%, 7/20/42	8,537
112,839	Government National Mortgage Association II, 4.000%, 7/20/44	107,089
11,209	Government National Mortgage Association II, 4.000%, 9/20/44	10,635
11,837	Government National Mortgage Association II, 4.000%, 3/20/46	11,163
35,543	Government National Mortgage Association II, 4.000%, 10/20/46	33,418
24,154	Government National Mortgage Association II, 4.000%, 2/20/48	22,421
33,784	Government National Mortgage Association II, 4.000%, 4/20/48	31,385
3,350	Government National Mortgage Association II, 4.500%, 9/20/41	3,268
18,228	Government National Mortgage Association II, 4.500%, 5/20/43	17,780
59,459	Government National Mortgage Association II, 4.500%, 1/20/44	57,733
40,873	Government National Mortgage Association II, 4.500%, 9/20/44	39,749
15,459	Government National Mortgage Association II, 4.500%, 10/20/44	15,002
29,802	Government National Mortgage Association II, 4.500%, 11/20/44	28,922
76,176	Government National Mortgage Association II, 4.500%, 2/20/48	73,511
The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
91,212	Government National Mortgage Association II, 5.500%, 9/20/52	$ 90,621
3,885	Government National Mortgage Association II, 6.000%, 11/20/33	3,992
530	Government National Mortgage Association II, 6.500%, 8/20/28	538
944	Government National Mortgage Association II, 6.500%, 12/20/28	958
657	Government National Mortgage Association II, 6.500%, 9/20/31	678
335	Government National Mortgage Association II, 7.000%, 5/20/26	341
1,643	Government National Mortgage Association II, 7.000%, 2/20/29	1,674
345	Government National Mortgage Association II, 7.000%, 1/20/31	359
115	Government National Mortgage Association II, 7.500%, 8/20/27	116
15	Government National Mortgage Association II, 8.000%, 8/20/25	15
2,500,000(i)	U.S. Treasury Bills, 7/2/24	2,499,634
3,986,800	U.S. Treasury Bonds, 2.250%, 2/15/52	2,539,716
	Total U.S. Government and Agency Obligations (Cost $59,997,449)	$58,479,611

Shares
	SHORT TERM INVESTMENTS — 2.6% of Net Assets
	Open-End Fund — 2.6%
3,376,395(j)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 3,376,395
		$3,376,395
	TOTAL SHORT TERM INVESTMENTS (Cost $3,376,395)	$3,376,395
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 108.7% (Cost $149,189,984)	$141,658,449
		Net Realized Gain (Loss) for the period ended 6/30/24	Change in Unrealized Appreciation (Depreciation) for the period ended 6/30/24	Capital Gain Distributions for the period ended 6/30/24	Dividend Income for the period ended 6/30/24	Value
	Affiliated Issuer — 2.7%
	Closed-End Fund — 2.7% of Net Assets
380,919(k)	Pioneer ILS Interval Fund	$—	$243,788	$—	$—	$ 3,485,411
	Total Investments in Affiliated Issuer — 2.7% (Cost $3,756,107)					$3,485,411
20
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	TBA Sales Commitments — (5.2)% of Net Assets
	U.S. Government and Agency Obligations — (5.2)%
(200,000)	Federal National Mortgage Association, 3.000%, 7/1/54 (TBA)	$ (170,109)
(6,500,000)	Federal National Mortgage Association, 6.500%, 7/15/54 (TBA)	(6,615,274)
	TOTAL TBA SALES COMMITMENTS (Proceeds $6,779,465)	$(6,785,383)

	OTHER ASSETS AND LIABILITIES — (6.2)%	$(8,071,989)
	net assets — 100.0%	$130,286,488

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2024, the value of these securities amounted to $44,706,446, or 34.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2024.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2024.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at June 30, 2024.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Issued as preference shares.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 4,191	$ 234
% of Net assets			0.0%†
†	Amount rounds to less than 0.1%.
The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
29	U.S. 2 Year Note (CBT)	9/30/24	$5,909,930	$5,922,344	$12,414
319	U.S. 5 Year Note (CBT)	9/30/24	33,803,546	33,998,423	194,877
32	U.S. 10 Year Note (CBT)	9/19/24	3,470,582	3,519,500	48,918
12	U.S. Ultra Bond (CBT)	9/19/24	1,525,533	1,504,125	(21,408)
			$44,709,591	$44,944,392	$234,801
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
74	U.S. 10 Year Ultra Bond (CBT)	9/19/24	$(8,370,201)	$(8,401,312)	$(31,111)
TOTAL FUTURES CONTRACTS			$36,339,390	$36,543,080	$203,690
CBT	Chicago Board of Trade.
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation	Market Value
7,700,000	Markit CDX North America High Yield Index Series 42	Pay	5.00%	6/20/29	$(511,243)	$16,304	$(494,939)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$(511,243)	$16,304	$(494,939)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$1,064,709	$10,686,429
Other Long-Term Securities	$35,909,015	$27,714,993
At June 30, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $146,467,403 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,026,516
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,915,447)
Net unrealized depreciation	$(7,888,931)
22
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$341,788	$—	$341,788
Asset Backed Securities	—	10,814,612	—	10,814,612
Collateralized Mortgage Obligations	—	9,582,393	—	9,582,393
Commercial Mortgage-Backed Securities	—	6,274,387	—*	6,274,387
Corporate Bonds	—	52,111,018	—	52,111,018
Insurance-Linked Securities
Reinsurance Sidecars	—	—	234	234
Foreign Government Bonds	—	678,011	—	678,011
U.S. Government and Agency Obligations	—	58,479,611	—	58,479,611
Open-End Fund	3,376,395	—	—	3,376,395
Affiliated Closed-End Fund	3,485,411	—	—	3,485,411
Total Investments in Securities	$6,861,806	$138,281,820	$234	$145,143,860
Liabilities
TBA Sales Commitments	$—	$(6,785,383)	$—	$(6,785,383)
Total Liabilities	$—	$(6,785,383)	$—	$(6,785,383)
Other Financial Instruments
Net unrealized appreciation on futures contracts	$203,690	$—	$—	$203,690
Centrally cleared swap contracts^	—	16,304	—	16,304
Total Other Financial Instruments	$203,690	$16,304	$—	$219,994
*	Securities valued at $0.
^	Reflects the unrealized appreciation (depreciation) of the instruments.
During the period ended June 30, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $149,189,984)	$141,658,449
Investments in affiliated issuers, at value (cost $3,756,107)	3,485,411
Cash	71,128
Futures collateral	890,553
Swaps collateral	874,200
Due from broker for futures	28,099
Receivables —
Investment securities sold	10,115,248
Portfolio shares sold	4,023
Interest	957,047
Other assets	173
Total assets	$158,084,331
LIABILITIES:
Payables —
Investment securities purchased	$20,220,435
Portfolio shares repurchased	162,360
Trustees’ fees	225
Interest expense	16,664
Variation margin for centrally cleared swap contracts	494,939
Due to Adviser	3,455
Variation margin for futures contracts	28,099
TBA sale commitments at value	6,785,383
Management fees	6,318
Administrative expenses	2,722
Distribution fees	3,714
Accrued expenses	73,529
Total liabilities	$27,797,843
NET ASSETS:
Paid-in capital	$155,777,681
Distributable earnings (loss)	(25,491,193)
Net assets	$130,286,488
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $21,985,615/2,357,511 shares)	$9.33
Class II (based on $108,300,873/11,586,783 shares)	$9.35
24
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $1,037)	$3,190,492
Dividends from unaffiliated issuers	39,100
Total Investment Income		$3,229,592
EXPENSES:
Management fees	$262,870
Administrative expenses	23,386
Distribution fees
Class II	136,637
Custodian fees	1,060
Professional fees	36,228
Printing expense	2,198
Officers’ and Trustees’ fees	4,717
Miscellaneous	20,292
Total expenses		$487,388
Less fees waived and expenses reimbursed by the Adviser		(29,367)
Net expenses		$458,021
Net investment income		$2,771,571
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,214,504)
TBA sale commitments	(69,563)
Futures contracts	(464,108)
Swap contracts	(713,267)	$(2,461,442)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(707,873)
Investments in affiliated issuers	243,788
TBA sale commitments	23,770
Futures contracts	(207,536)
Swap contracts	471,878	$(175,973)
Net realized and unrealized gain (loss) on investments		$(2,637,415)
Net increase in net assets resulting from operations		$134,156
The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$2,771,571	$5,773,648
Net realized gain (loss) on investments	(2,461,442)	(6,998,310)
Change in net unrealized appreciation (depreciation) on investments	(175,973)	10,041,786
Net increase in net assets resulting from operations	$134,156	$8,817,124
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($0.19 and $0.37 per share, respectively)	$(445,832)	$(935,943)
Class II ($0.18 and $0.34 per share, respectively)	(2,066,008)	(4,205,994)
Total distributions to shareholders	$(2,511,840)	$(5,141,937)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,205,561	$22,010,743
Reinvestment of distributions	2,511,586	5,141,937
Cost of shares repurchased	(18,569,511)	(39,512,283)
Net decrease in net assets resulting from Portfolio share transactions	$(852,364)	$(12,359,603)
Net decrease in net assets	$(3,230,048)	$(8,684,416)
NET ASSETS:
Beginning of period	$133,516,536	$142,200,952
End of period	$130,286,488	$133,516,536
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	485,008	$4,512,180	713,790	$6,663,825
Reinvestment of distributions	47,912	445,578	100,986	935,943
Less shares repurchased	(547,435)	(5,095,953)	(1,049,678)	(9,747,861)
Net decrease	(14,515)	$(138,195)	(234,902)	$(2,148,093)
Class II
Shares sold	1,141,485	$10,693,381	1,650,706	$15,346,918
Reinvestment of distributions	221,673	2,066,008	453,173	4,205,994
Less shares repurchased	(1,442,143)	(13,473,558)	(3,208,823)	(29,764,422)
Net decrease	(78,985)	$(714,169)	(1,104,944)	$(10,211,510)
26
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$9.49	$9.23	$11.27	$11.78	$11.17	$10.56
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.21	0.41	0.28	0.24	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.18)	0.22	(1.87)	(0.20)	0.65	0.64
Net increase (decrease) from investment operations	$0.03	$0.63	$(1.59)	$0.04	$0.95	$0.97
Distributions to shareholders:
Net investment income	(0.19)	(0.37)	(0.22)	(0.25)	(0.34)	(0.36)
Net realized gain	—	—	(0.21)	(0.30)	—	—
Tax return of capital	—	—	(0.02)	—	—	—
Total distributions	$(0.19)	$(0.37)	$(0.45)	$(0.55)	$(0.34)	$(0.36)
Net increase (decrease) in net asset value	$(0.16)	$0.26	$(2.04)	$(0.51)	$0.61	$0.61
Net asset value, end of period	$9.33	$9.49	$9.23	$11.27	$11.78	$11.17
Total return(b)	0.32%(c)	6.96%(d)	(14.19)%	0.38%	8.70%	9.27%
Ratio of net expenses to average net assets	0.49%(e)	0.55%	0.49%	0.57%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	4.43%(e)	4.38%	2.85%	2.12%	2.68%	3.03%
Portfolio turnover rate	31%(c)	56%	65%	61%	59%	48%
Net assets, end of period (in thousands)	$21,986	$22,519	$24,063	$33,091	$47,089	$49,115
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.53%(e)	0.59%	0.52%	0.60%	0.62%	0.62%
Net investment income (loss) to average net assets	4.39%(e)	4.34%	2.82%	2.09%	2.65%	3.00%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio’s total return includes a reimbursement by the Adviser. The impact on Class I’s total return was less than 0.005%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$9.51	$9.25	$11.30	$11.80	$11.19	$10.59
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.19	0.39	0.26	0.21	0.28	0.31
Net realized and unrealized gain (loss) on investments	(0.17)	0.21	(1.88)	(0.19)	0.65	0.62
Net increase (decrease) from investment operations	$0.02	$0.60	$(1.62)	$0.02	$0.93	$0.93
Distributions to shareholders:
Net investment income	(0.18)	(0.34)	(0.20)	(0.22)	(0.32)	(0.33)
Net realized gain	—	—	(0.21)	(0.30)	—	—
Tax return of capital	—	—	(0.02)	—	—	—
Total distributions	$(0.18)	$(0.34)	$(0.43)	$(0.52)	$(0.32)	$(0.33)
Net increase (decrease) in net asset value	$(0.16)	$0.26	$(2.05)	$(0.50)	$0.61	$0.60
Net asset value, end of period	$9.35	$9.51	$9.25	$11.30	$11.80	$11.19
Total return(b)	0.20%(c)	6.68%(d)	(14.45)%	0.22%	8.42%	8.90%
Ratio of net expenses to average net assets	0.74%(e)	0.80%	0.74%	0.82%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	4.18%(e)	4.14%	2.61%	1.86%	2.43%	2.79%
Portfolio turnover rate	31%(c)	56%	65%	61%	59%	48%
Net assets, end of period (in thousands)	$108,301	$110,998	$118,138	$150,361	$140,599	$140,895
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.78%(e)	0.84%	0.77%	0.85%	0.87%	0.87%
Net investment income (loss) to average net assets	4.14%(e)	4.10%	2.58%	1.83%	2.40%	2.76%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio's total return includes a reimbursement by the Adviser. The impact on Class II's total return was less than 0.005%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
28
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
29

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
30

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$5,141,937
Total	$5,141,937
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$(14,836,165)
Net unrealized depreciation	(7,794,676)
Qualified late year loss deferral	(482,668)
Total	$(23,113,509)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax adjustments relating to tax deferral of losses, wash sales, premium and amortization, and the mark to market of futures contracts and credit default swaps.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
31

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and
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other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.
The market prices of the Portfolio’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Portfolio may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio’s performance.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2024 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled
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to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance.
Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2024 is listed in the Schedule of Investments.
I.	TBA Purchase and Sales Commitments
The Portfolio may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Portfolio may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Portfolio maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Portfolio has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Portfolio’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of June 30, 2024, no collateral was pledged by the Portfolio. Collateral received from counterparties totaled $0 for TBAs.
J.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the six months ended June 30, 2024 were $41,953,300 and $6,796,040, respectively. Open futures contracts outstanding at June 30, 2024 are listed in the Schedule of Investments.
K.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
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Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2024 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the six months ended June 30, 2024 was $8,447,033. Open credit default swap contracts at June 30, 2024 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended June 30, 2024, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.40% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2024, the Adviser waived $29,367 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $6,318 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $4,717 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $225 and a payable for administrative expenses of $2,722, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $3,714 in distribution fees payable to the Distributor at June 30, 2024.
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net Unrealized appreciation on futures contracts*	$203,690	$—	$—	$—	$—
Centrally cleared swap contracts†	—	16,304	—	—	—
Total Value	$203,690	$16,304	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
†	Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$(464,108)	$—	$—	$—	$—
Swap contracts	—	(713,267)	—	—	—
Total Value	$(464,108)	$(713,267)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$(207,536)	$—	$—	$—	$—
Swap contracts	—	471,878	—	—	—
Total Value	$(207,536)	$471,878	$—	$—	$—
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7.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2024, the Portfolio had no unfunded loan commitments outstanding.
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2024, the value of the Portfolio’s investment in afﬁliated issuers was $3,485,411, which represents 2.7% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2024 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2023	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2024	Value at June 30, 2024
Pioneer ILS Interval Fund	$3,241,623	$—	$243,788	$—	$—	$—	380,919	$3,485,411
Annual and semi-annual shareholder reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
9.  Subsequent Events
The Portfolio’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
39

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
40

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19617-18-0824

Pioneer Variable Contracts Trust
Pioneer Equity Income

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 98.5%
	Common Stocks — 98.0% of Net Assets
	Air Freight & Logistics — 3.4%
19,364	United Parcel Service, Inc., Class B	$ 2,649,963
	Total Air Freight & Logistics	$2,649,963
	Automobiles — 1.5%
95,081	Ford Motor Co.	$ 1,192,316
	Total Automobiles	$1,192,316
	Banks — 13.3%
47,252	Bank of America Corp.	$ 1,879,212
8,079	JPMorgan Chase & Co.	1,634,059
52,009	Regions Financial Corp.	1,042,260
52,927	Truist Financial Corp.	2,056,214
61,774	Wells Fargo & Co.	3,668,758
	Total Banks	$10,280,503
	Biotechnology — 1.9%
21,934	Gilead Sciences, Inc.	$ 1,504,892
	Total Biotechnology	$1,504,892
	Broadline Retail — 2.3%
33,326	eBay, Inc.	$ 1,790,273
	Total Broadline Retail	$1,790,273
	Capital Markets — 8.6%
15,551	Morgan Stanley	$ 1,511,402
24,259	Northern Trust Corp.	2,037,271
12,509	Raymond James Financial, Inc.	1,546,237
20,813	State Street Corp.	1,540,162
	Total Capital Markets	$6,635,072
	Chemicals — 2.5%
20,303	LyondellBasell Industries NV, Class A	$ 1,942,185
	Total Chemicals	$1,942,185
	Communications Equipment — 3.3%
53,794	Cisco Systems, Inc.	$ 2,555,753
	Total Communications Equipment	$2,555,753
	Consumer Staples Distribution & Retail — 2.8%
10,164	Target Corp.	$ 1,504,679
57,731	Walgreens Boots Alliance, Inc.	698,256
	Total Consumer Staples Distribution & Retail	$2,202,935
	Diversified Telecommunication Services — 1.6%
30,539	Verizon Communications, Inc.	$ 1,259,428
	Total Diversified Telecommunication Services	$1,259,428
	Electric Utilities — 1.2%
16,778	Eversource Energy	$ 951,480
	Total Electric Utilities	$951,480
	Electrical Equipment — 2.0%
5,760	Rockwell Automation, Inc.	$ 1,585,613
	Total Electrical Equipment	$1,585,613
2
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Energy Equipment & Services — 0.9%
18,766	Baker Hughes Co.	$ 660,000
	Total Energy Equipment & Services	$660,000
	Entertainment — 3.0%
23,159	Walt Disney Co.	$ 2,299,457
	Total Entertainment	$2,299,457
	Food Products — 4.7%
6,196	Hershey Co.	$ 1,139,010
5,870	John B Sanfilippo & Son, Inc.	570,388
20,654	Kellanova	1,191,323
22,481	Kraft Heinz Co.	724,338
	Total Food Products	$3,625,059
	Ground Transportation — 1.5%
5,255	Union Pacific Corp.	$ 1,188,996
	Total Ground Transportation	$1,188,996
	Health Care Equipment & Supplies — 1.5%
14,482	Medtronic Plc	$ 1,139,878
	Total Health Care Equipment & Supplies	$1,139,878
	Health Care Providers & Services — 1.4%
8,023	Quest Diagnostics, Inc.	$ 1,098,188
	Total Health Care Providers & Services	$1,098,188
	Household Durables — 1.0%
7,247	Whirlpool Corp.	$ 740,643
	Total Household Durables	$740,643
	Household Products — 1.4%
7,847	Kimberly-Clark Corp.	$ 1,084,455
	Total Household Products	$1,084,455
	Industrial Conglomerates — 1.1%
8,733	3M Co.	$ 892,425
	Total Industrial Conglomerates	$892,425
	Insurance — 1.8%
18,872	American International Group, Inc.	$ 1,401,057
	Total Insurance	$1,401,057
	IT Services — 2.8%
12,773	International Business Machines Corp.	$ 2,209,090
	Total IT Services	$2,209,090
	Machinery — 2.5%
5,259	Deere & Co.	$ 1,964,920
	Total Machinery	$1,964,920
	Metals & Mining — 2.4%
25,687	Newmont Corp.	$ 1,075,515
2,640	Reliance, Inc.	753,984
	Total Metals & Mining	$1,829,499
The accompanying notes are an integral part of these financial statements.
3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Shares		Value
	Multi-Utilities — 1.8%
22,992	CMS Energy Corp.	$ 1,368,714
	Total Multi-Utilities	$1,368,714
	Oil, Gas & Consumable Fuels — 10.6%
17,429	ConocoPhillips	$ 1,993,529
90,013	Coterra Energy, Inc.	2,400,647
33,445	Exxon Mobil Corp.	3,850,188
	Total Oil, Gas & Consumable Fuels	$8,244,364
	Pharmaceuticals — 7.9%
21,682	Johnson & Johnson	$ 3,169,041
10,166	Merck & Co., Inc.	1,258,551
34,578	Sanofi S.A. (A.D.R.)	1,677,725
	Total Pharmaceuticals	$6,105,317
	Residential REITs — 1.4%
9,633	Camden Property Trust	$ 1,051,057
	Total Residential REITs	$1,051,057
	Semiconductors & Semiconductor Equipment — 1.8%
45,467	Intel Corp.	$ 1,408,113
	Total Semiconductors & Semiconductor Equipment	$1,408,113
	Specialized REITs — 0.6%
2,257	American Tower Corp.	$ 438,716
	Total Specialized REITs	$438,716
	Specialty Retail — 1.6%
11,519	TJX Cos., Inc.	$ 1,268,242
	Total Specialty Retail	$1,268,242
	Technology Hardware, Storage & Peripherals — 0.9%
19,587	HP, Inc.	$ 685,937
	Total Technology Hardware, Storage & Peripherals	$685,937
	Water Utilities — 1.0%
5,810	American Water Works Co., Inc.	$ 750,420
	Total Water Utilities	$750,420
	Total Common Stocks (Cost $68,526,832)	$76,004,960

	SHORT TERM INVESTMENTS — 0.5% of Net Assets
	Open-End Fund — 0.5%
362,477(a)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 362,477
		$362,477
	TOTAL SHORT TERM INVESTMENTS (Cost $362,477)	$362,477
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.5% (Cost $68,889,309)	$76,367,437
	OTHER ASSETS AND LIABILITIES — 1.5%	$1,160,111
	net assets — 100.0%	$77,527,548

4
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024, aggregated $28,224,512 and $33,409,820, respectively.
At June 30, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $69,052,348 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,574,669
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,259,580)
Net unrealized appreciation	$7,315,089
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$76,004,960	$—	$—	$76,004,960
Open-End Fund	362,477	—	—	362,477
Total Investments in Securities	$76,367,437	$—	$—	$76,367,437
During the period ended June 30, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $68,889,309)	$76,367,437
Foreign currencies, at value (cost $11,917)	11,929
Receivables —
Investment securities sold	1,077,502
Portfolio shares sold	38,299
Dividends	101,384
Interest	3,614
Other assets	103
Total assets	$77,600,268
LIABILITIES:
Overdraft due to custodian	$11,920
Payables —
Portfolio shares repurchased	2,167
Trustees’ fees	81
Professional fees	38,482
Printing expense	10,385
Management fees	6,852
Administrative expenses	1,706
Distribution fees	853
Accrued expenses	274
Total liabilities	$72,720
NET ASSETS:
Paid-in capital	$60,895,523
Distributable earnings	16,632,025
Net assets	$77,527,548
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $52,434,589/4,294,717 shares)	$12.21
Class II (based on $25,092,959/1,997,606 shares)	$12.56
6
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $21,852)	$1,178,746
Total Investment Income		$1,178,746
EXPENSES:
Management fees	$257,346
Administrative expenses	18,271
Distribution fees
Class II	32,520
Custodian fees	328
Professional fees	25,408
Printing expense	5,220
Pricing fees	11
Officers’ and Trustees’ fees	4,395
Miscellaneous	9,537
Total expenses		$353,036
Net investment income		$825,710
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$9,199,215
Other assets and liabilities denominated in foreign currencies	(71)	$9,199,144
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(7,213,124)
Other assets and liabilities denominated in foreign currencies	(351)	$(7,213,475)
Net realized and unrealized gain (loss) on investments		$1,985,669
Net increase in net assets resulting from operations		$2,811,379
The accompanying notes are an integral part of these financial statements.
7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$825,710	$1,509,846
Net realized gain (loss) on investments	9,199,144	14,847,773
Change in net unrealized appreciation (depreciation) on investments	(7,213,475)	(10,545,748)
Net increase in net assets resulting from operations	$2,811,379	$5,811,871
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($3.06 and $1.46 per share, respectively)	$(10,565,348)	$(5,431,208)
Class II ($3.04 and $1.42 per share, respectively)	(5,092,270)	(2,349,813)
Total distributions to shareholders	$(15,657,618)	$(7,781,021)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$4,621,644	$4,859,657
Reinvestment of distributions	15,657,618	7,781,021
Cost of shares repurchased	(10,463,008)	(24,905,859)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$9,816,254	$(12,265,181)
Net decrease in net assets	$(3,029,985)	$(14,234,331)
NET ASSETS:
Beginning of period	$80,557,533	$94,791,864
End of period	$77,527,548	$80,557,533
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	44,466	$663,666	90,347	$1,327,721
Reinvestment of distributions	865,118	10,565,348	378,100	5,431,208
Less shares repurchased	(381,135)	(5,625,401)	(1,172,209)	(17,491,122)
Net increase (decrease)	528,449	$5,603,613	(703,762)	$(10,732,193)
Class II
Shares sold	256,103	$3,957,978	242,903	$3,531,936
Reinvestment of distributions	405,588	5,092,270	160,073	2,349,813
Less shares repurchased	(326,220)	(4,837,607)	(497,677)	(7,414,737)
Net increase (decrease)	335,471	$4,212,641	(94,701)	$(1,532,988)
8
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$14.74	$15.13	$19.21	$15.51	$16.65	$23.41
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.16	0.27	0.28	0.28	0.28	0.42
Net realized and unrealized gain (loss) on investments	0.37	0.80	(1.96)	3.68	(0.46)	4.45
Net increase (decrease) from investment operations	$0.53	$1.07	$(1.68)	$3.96	$(0.18)	$4.87
Distributions to shareholders:
Net investment income	(0.16)	(0.29)	(0.30)	(0.26)	(0.39)	(0.56)
Net realized gain	(2.90)	(1.17)	(2.10)	—	(0.57)	(11.07)
Total distributions	$(3.06)	$(1.46)	$(2.40)	$(0.26)	$(0.96)	$(11.63)
Net increase (decrease) in net asset value	$(2.53)	$(0.39)	$(4.08)	$3.70	$(1.14)	$(6.76)
Net asset value, end of period	$12.21	$14.74	$15.13	$19.21	$15.51	$16.65
Total return(b)	3.71%(c)	7.47%	(7.76)%	25.70%	(0.04)%	25.56%
Ratio of net expenses to average net assets	0.81%(d)	0.83%	0.78%	0.80%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	2.16%(d)	1.84%	1.70%	1.59%	1.95%	2.18%
Portfolio turnover rate	36%(c)	81%	36%	28%	14%	21%
Net assets, end of period (in thousands)	$52,435	$55,500	$67,651	$87,047	$75,613	$89,623

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
9

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$15.08	$15.45	$19.55	$15.79	$16.92	$23.62
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.15	0.24	0.24	0.24	0.25	0.38
Net realized and unrealized gain (loss) on investments	0.37	0.81	(1.98)	3.74	(0.46)	4.49
Net increase (decrease) from investment operations	$0.52	$1.05	$(1.74)	$3.98	$(0.21)	$4.87
Distributions to shareholders:
Net investment income	(0.14)	(0.25)	(0.26)	(0.22)	(0.35)	(0.50)
Net realized gain	(2.90)	(1.17)	(2.10)	—	(0.57)	(11.07)
Total distributions	$(3.04)	$(1.42)	$(2.36)	$(0.22)	$(0.92)	$(11.57)
Net increase (decrease) in net asset value	$(2.52)	$(0.37)	$(4.10)	$3.76	$(1.13)	$(6.70)
Net asset value, end of period	$12.56	$15.08	$15.45	$19.55	$15.79	$16.92
Total return(b)	3.56%(c)	7.17%	(7.94)%	25.33%	(0.26)%	25.23%
Ratio of net expenses to average net assets	1.06%(d)	1.08%	1.03%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	1.93%(d)	1.61%	1.45%	1.35%	1.70%	1.93%
Portfolio turnover rate	36%(c)	81%	36%	28%	14%	21%
Net assets, end of period (in thousands)	$25,093	$25,057	$27,141	$34,258	$34,723	$38,908

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
10
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
11

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
12

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$1,541,918
Long-term capital gains	6,239,103
Total	$7,781,021
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$89,436
Undistributed long-term capital gains	14,860,615
Net unrealized appreciation	14,528,213
Total	$29,478,264
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
13

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets in income producing equity securities of U.S. issuers. Large companies may fall out of favor with investors and underperform the overall equity market. Income producing securities may fall out of favor with investors and underperform the overall equity market.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore,
14

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2024, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.Reflected on the Statement of Assets and Liabilities is $6,852 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $4,395 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $81 and a payable for administrative expenses of $1,706, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $853 in distribution fees payable to the Distributor at June 30, 2024.
6.  Subsequent Events
The Portfolio's Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
16

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
17

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19610-18-0824

Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth

VCT Portfolio
Class I Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Select Mid Cap Growth VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	Common Stocks — 99.8% of Net Assets
	Aerospace & Defense — 1.5%
4,641(a)	Axon Enterprise, Inc.	$ 1,365,568
	Total Aerospace & Defense	$1,365,568
	Beverages — 1.2%
19,366(a)	Celsius Holdings, Inc.	$ 1,105,605
	Total Beverages	$1,105,605
	Biotechnology — 6.0%
4,966(a)	Alnylam Pharmaceuticals, Inc.	$ 1,206,738
21,892(a)	Natera, Inc.	2,370,685
26,920(a)	Vaxcyte, Inc.	2,032,729
	Total Biotechnology	$5,610,152
	Building Products — 1.6%
4,295(a)	Builders FirstSource, Inc.	$ 594,471
12,188(a)	Trex Co., Inc.	903,375
	Total Building Products	$1,497,846
	Capital Markets — 5.1%
35,881(a)	Marex Group Plc	$ 717,620
4,060	MSCI, Inc.	1,955,905
41,843(a)	Robinhood Markets, Inc., Class A	950,255
10,957	Tradeweb Markets, Inc., Class A	1,161,442
	Total Capital Markets	$4,785,222
	Chemicals — 0.6%
1,816	Sherwin-Williams Co.	$ 541,949
	Total Chemicals	$541,949
	Communications Equipment — 2.3%
3,386(a)	Arista Networks, Inc.	$ 1,186,725
2,423	Motorola Solutions, Inc.	935,399
	Total Communications Equipment	$2,122,124
	Construction Materials — 1.3%
15,764	CRH Plc	$ 1,181,985
	Total Construction Materials	$1,181,985
	Containers & Packaging — 0.3%
47,910(a)	Ranpak Holdings Corp.	$ 308,061
	Total Containers & Packaging	$308,061
	Electrical Equipment — 3.5%
3,580	Rockwell Automation, Inc.	$ 985,502
26,561	Vertiv Holdings Co., Class A	2,299,386
	Total Electrical Equipment	$3,284,888
	Electronic Equipment, Instruments & Components — 3.2%
30,065	Amphenol Corp., Class A	$ 2,025,479
31,998(a)	Flex, Ltd.	943,621
	Total Electronic Equipment, Instruments & Components	$2,969,100
2
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Entertainment — 1.3%
3,825(a)	Spotify Technology S.A.	$ 1,200,247
	Total Entertainment	$1,200,247
	Ground Transportation — 2.1%
7,839	ArcBest Corp.	$ 839,400
7,710	TFI International, Inc.	1,119,184
	Total Ground Transportation	$1,958,584
	Health Care Equipment & Supplies — 4.9%
1,208(a)	IDEXX Laboratories, Inc.	$ 588,538
3,659(a)	Inspire Medical Systems, Inc.	489,684
4,969(a)	Insulet Corp.	1,002,744
3,488(a)	Penumbra, Inc.	627,735
9,877	ResMed, Inc.	1,890,655
	Total Health Care Equipment & Supplies	$4,599,356
	Health Care Providers & Services — 2.3%
2,350	McKesson Corp.	$ 1,372,494
2,495(a)	Molina Healthcare, Inc.	741,763
	Total Health Care Providers & Services	$2,114,257
	Health Care Technology — 1.2%
5,918(a)	Veeva Systems, Inc., Class A	$ 1,083,053
	Total Health Care Technology	$1,083,053
	Hotels, Restaurants & Leisure — 4.3%
27,119(a)	Chipotle Mexican Grill, Inc.	$ 1,699,006
24,096(a)	DraftKings, Inc., Class A	919,744
66,207(a)	Genius Sports, Ltd.	360,828
31,814(a)	Viking Holdings, Ltd.	1,079,767
	Total Hotels, Restaurants & Leisure	$4,059,345
	Household Durables — 1.4%
3,529(a)	TopBuild Corp.	$ 1,359,618
	Total Household Durables	$1,359,618
	Insurance — 0.5%
1,304	Everest Group, Ltd.	$ 496,850
	Total Insurance	$496,850
	Interactive Media & Services — 1.7%
35,818(a)	Pinterest, Inc., Class A	$ 1,578,499
	Total Interactive Media & Services	$1,578,499
	IT Services — 3.1%
18,292(a)	Cloudflare, Inc., Class A	$ 1,515,127
5,494(a)	MongoDB, Inc.	1,373,280
	Total IT Services	$2,888,407
	Life Sciences Tools & Services — 1.8%
7,550	Agilent Technologies, Inc.	$ 978,706
5,443(a)	Repligen Corp.	686,145
	Total Life Sciences Tools & Services	$1,664,851
The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Shares		Value
	Media — 2.2%
21,345(a)	Trade Desk, Inc., Class A	$ 2,084,766
	Total Media	$2,084,766
	Oil, Gas & Consumable Fuels — 3.9%
30,022(a)	Antero Resources Corp.	$ 979,618
76,861	Comstock Resources, Inc.	797,817
8,085	Hess Corp.	1,192,699
24,371	Marathon Oil Corp.	698,717
	Total Oil, Gas & Consumable Fuels	$3,668,851
	Professional Services — 5.7%
10,006	Booz Allen Hamilton Holding Corp.	$ 1,539,923
85,058(a)	Clarivate Plc	483,980
7,768	Thomson Reuters Corp.	1,309,452
7,289	Verisk Analytics, Inc.	1,964,750
	Total Professional Services	$5,298,105
	Semiconductors & Semiconductor Equipment — 10.8%
13,045(a)	Advanced Micro Devices, Inc.	$ 2,116,029
2,092	ASM International NV	1,594,736
4,716(a)	Axcelis Technologies, Inc.	670,568
5,437	BE Semiconductor Industries NV	909,223
7,363(a)	Cirrus Logic, Inc.	939,961
25,943(a)	Credo Technology Group Holding, Ltd.	828,619
1,892	Monolithic Power Systems, Inc.	1,554,619
6,560(a)	Onto Innovation, Inc.	1,440,314
	Total Semiconductors & Semiconductor Equipment	$10,054,069
	Software — 12.5%
5,336(a)	Crowdstrike Holdings, Inc., Class A	$ 2,044,702
3,699(a)	CyberArk Software, Ltd.	1,011,381
16,889(a)	Datadog, Inc., Class A	2,190,334
2,468(a)	HubSpot, Inc.	1,455,602
3,792(a)	Monday.com, Ltd.	912,962
13,747(a)	Procore Technologies, Inc.	911,563
28,656(a)	Samsara, Inc., Class A	965,707
3,685(a)	Synopsys, Inc.	2,192,796
	Total Software	$11,685,047
	Specialized REITs — 1.8%
18,359	Iron Mountain, Inc.	$ 1,645,334
	Total Specialized REITs	$1,645,334
	Specialty Retail — 4.8%
320(a)	AutoZone, Inc.	$ 948,512
8,561	Ross Stores, Inc.	1,244,085
3,953	Tractor Supply Co.	1,067,310
3,313(a)	Ulta Beauty, Inc.	1,278,387
	Total Specialty Retail	$4,538,294
	Technology Hardware, Storage & Peripherals — 3.3%
13,318(a)	Pure Storage, Inc., Class A	$ 855,149
29,259(a)	Western Digital Corp.	2,216,954
	Total Technology Hardware, Storage & Peripherals	$3,072,103
4
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Textiles, Apparel & Luxury Goods — 1.6%
1,462(a)	Lululemon Athletica, Inc.	$ 436,700
8,474(a)	On Holding AG, Class A	328,791
10,659(a)	Skechers USA, Inc., Class A	736,750
	Total Textiles, Apparel & Luxury Goods	$1,502,241
	Trading Companies & Distributors — 2.0%
2,068	WW Grainger, Inc.	$ 1,865,832
	Total Trading Companies & Distributors	$1,865,832
	Total Common Stocks (Cost $60,218,322)	$93,190,209

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $60,218,322)	$93,190,209
	OTHER ASSETS AND LIABILITIES — 0.2%	$209,452
	net assets — 100.0%	$93,399,661

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024, aggregated $24,732,143 and $30,302,984, respectively.
At June 30, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $61,916,349 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,940,337
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,666,477)
Net unrealized appreciation	$31,273,860
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$93,190,209	$—	$—	$93,190,209
Total Investments in Securities	$93,190,209	$—	$—	$93,190,209
During the period ended June 30, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
5

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $60,218,322)	$93,190,209
Foreign currencies, at value (cost $4)	4
Receivables —
Investment securities sold	1,476,842
Portfolio shares sold	11,733
Dividends	27,079
Interest	1,002
Other assets	21,016
Total assets	$94,727,885
LIABILITIES:
Overdraft due to custodian	$333,204
Payables —
Investment securities purchased	886,859
Portfolio shares repurchased	45,563
Trustees’ fees	147
Management fees	9,456
Administrative expenses	2,037
Accrued expenses	50,958
Total liabilities	$1,328,224
NET ASSETS:
Paid-in capital	$58,495,162
Distributable earnings	34,904,499
Net assets	$93,399,661
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $93,399,661/3,789,638 shares)	$24.65
6
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $5,603)	$182,468
Interest from unaffiliated issuers	1,657
Total Investment Income		$184,125
EXPENSES:
Management fees	$343,881
Administrative expenses	19,374
Custodian fees	562
Professional fees	23,973
Printing expense	4,180
Officers’ and Trustees’ fees	4,488
Miscellaneous	10,621
Total expenses		$407,079
Net investment loss		$(222,954)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$5,417,998
Other assets and liabilities denominated in foreign currencies	(118)	$5,417,880
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$5,243,460
Other assets and liabilities denominated in foreign currencies	(14)	$5,243,446
Net realized and unrealized gain (loss) on investments		$10,661,326
Net increase in net assets resulting from operations		$10,438,372
The accompanying notes are an integral part of these financial statements.
7

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$(222,954)	$(170,236)
Net realized gain (loss) on investments	5,417,880	2,070,327
Change in net unrealized appreciation (depreciation) on investments	5,243,446	13,099,202
Net increase in net assets resulting from operations	$10,438,372	$14,999,293
DISTRIBUTIONS TO SHAREHOLDERS:	—	—
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,432,089	$2,130,905
Cost of shares repurchased	(8,329,076)	(14,380,131)
Net decrease in net assets resulting from Portfolio share transactions	$(5,896,987)	$(12,249,226)
Net increase in net assets	$4,541,385	$2,750,067
NET ASSETS:
Beginning of period	$88,858,276	$86,108,209
End of period	$93,399,661	$88,858,276
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	101,035	$2,432,089	105,028	$2,130,905
Reinvestment of distributions	—	—	—	—
Less shares repurchased	(347,593)	(8,329,076)	(713,529)	(14,380,131)
Net decrease	(246,558)	$(5,896,987)	(608,501)	$(12,249,226)
8
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$22.02	$18.54	$34.90	$37.52	$29.12	$24.82
Increase (decrease) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.04)	(0.06)	(0.23)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	2.69	3.52	(11.15)	3.17	10.76	8.13
Net increase (decrease) from investment operations	$2.63	$3.48	$(11.21)	$2.94	$10.61	$8.04
Distributions to shareholders:
Net realized gain	—	—	(5.15)	(5.56)	(2.21)	(3.74)
Total distributions	$—	$—	$(5.15)	$(5.56)	$(2.21)	$(3.74)
Net increase (decrease) in net asset value	$2.63	$3.48	$(16.36)	$(2.62)	$8.40	$4.30
Net asset value, end of period	$24.65	$22.02	$18.54	$34.90	$37.52	$29.12
Total return(b)	11.94%(c)	18.77%(d)	(31.06)%	8.07%	39.17%	33.08%
Ratio of net expenses to average net assets	0.88%(e)	0.92%	0.87%	0.89%	0.89%	0.88%
Ratio of net investment income (loss) to average net assets	(0.48)%(e)	(0.19)%	(0.25)%	(0.62)%	(0.49)%	(0.30)%
Portfolio turnover rate	27%(c)	74%	84%	41%	82%	58%
Net assets, end of period (in thousands)	$93,400	$88,858	$86,108	$140,893	$153,420	$125,592

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2023, the total return would have been 18.72%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
9

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio
10

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
11

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
2023
Distributions paid from:
Ordinary income	$—
Total	$—
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$(1,412,617)
Net unrealized appreciation	26,030,400
Qualified late year loss deferral	(151,656)
Total	$24,466,127
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, REIT tax cost adjustments, and the mark to market of forward contracts.
E.	Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
12

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Normally, the Portfolio invests at least 80% of its net assets in equity securities of mid-size companies. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the six months ended June 30, 2024, the effective management fee was equivalent to 0.74% (annualized) of the Portfolio’s average daily net assets.
13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $9,456 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $4,488 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $147 and a payable for administrative expenses of $2,037, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Subsequent Events
The Portfolio's Adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
14

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
15

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19616-18-0824

Pioneer Variable Contracts Trust
Pioneer High Yield

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer High Yield VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.4%
	Senior Secured Floating Rate Loan Interests — 1.2% of Net Assets*(a)
	Auto Parts & Equipment — 0.6%
156,402(b)	First Brands Group LLC, First Lien 2021 Term Loan, 10.591% (Term SOFR + 500 bps), 3/30/27	$ 155,676
	Total Auto Parts & Equipment	$155,676
	Building & Construction Products — 0.1%
25,000(b)	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.844% (Term SOFR + 350 bps), 3/28/31	$ 25,188
	Total Building & Construction Products	$25,188
	Cruise Lines — 0.2%
65,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.844% (Term SOFR + 350 bps), 5/1/31	$ 65,203
	Total Cruise Lines	$65,203
	Electric-Generation — 0.2%
53,789(b)	Generation Bridge Northeast LLC, Term Loan B, 8.844% (Term SOFR + 350 bps), 8/22/29	$ 54,192
	Total Electric-Generation	$54,192
	Medical-Drugs — 0.1%
30,000	Endo Finance Holdings, Inc., Initial Term Loan, 9.826% (Term SOFR + 450 bps), 4/23/31	$ 29,972
	Total Medical-Drugs	$29,972
	Total Senior Secured Floating Rate Loan Interests (Cost $325,726)	$330,231

Shares
	Common Stocks — 0.5% of Net Assets
	Passenger Airlines — 0.5%
6,730(c)	Grupo Aeromexico SAB de CV	$ 132,430
	Total Passenger Airlines	$132,430
	Pharmaceuticals — 0.0%†
524(c)	Endo, Inc.	$ 14,803
	Total Pharmaceuticals	$14,803
	Total Common Stocks (Cost $113,576)	$147,233

Principal Amount USD ($)
	Commercial Mortgage-Backed Security—0.4% of Net Assets
99,523(a)	Med Trust, Series 2021-MDLN, Class G, 10.693% (1 Month Term SOFR + 536 bps), 11/15/38 (144A)	$ 99,490
	Total Commercial Mortgage-Backed Security (Cost $99,522)	$99,490

	Convertible Corporate Bonds — 2.0% of Net Assets
	Commercial Services — 0.3%
90,000	Global Payments, Inc., 1.50%, 3/1/31 (144A)	$ 82,395
	Total Commercial Services	$82,395
	Energy-Alternate Sources — 0.3%
94,000(d)	Enphase Energy, Inc., 3/1/28	$ 77,806
	Total Energy-Alternate Sources	$77,806
2
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Entertainment — 0.9%
142,000(d)	DraftKings Holdings, Inc., 3/15/28	$ 117,647
127,000	IMAX Corp., 0.50%, 4/1/26	118,186
	Total Entertainment	$235,833
	Pharmaceuticals — 0.1%
64,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 41,984
	Total Pharmaceuticals	$41,984
	Semiconductors — 0.1%
40,000	ON Semiconductor Corp., 0.50%, 3/1/29	$ 38,320
	Total Semiconductors	$38,320
	Software — 0.3%
82,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 73,226
	Total Software	$73,226
	Total Convertible Corporate Bonds (Cost $612,551)	$549,564

	Corporate Bonds — 88.5% of Net Assets
	Advertising — 2.7%
184,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 153,754
125,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	119,972
70,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	63,827
231,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	213,356
200,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	195,312
	Total Advertising	$746,221
	Aerospace & Defense — 0.8%
140,000	Bombardier, Inc., 7.00%, 6/1/32 (144A)	$ 141,945
65,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	69,981
	Total Aerospace & Defense	$211,926
	Airlines — 1.9%
30,275	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 27,959
46,667	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	46,252
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	53,508
141,420(a)	Gol Finance S.A., 15.837% (1 Month Term SOFR + 1,050 bps), 1/29/25 (144A)	152,380
201,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 7.875%, 5/1/27 (144A)	177,430
75,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 6/1/28 (144A)	65,747
	Total Airlines	$523,276
	Auto Manufacturers — 1.6%
55,000	Ford Motor Co., 6.10%, 8/19/32	$ 54,922
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	294,370
80,000	JB Poindexter & Co., Inc., 8.75%, 12/15/31 (144A)	82,879
	Total Auto Manufacturers	$432,171
	Auto Parts & Equipment — 0.5%
125,000	Garrett Motion Holdings, Inc./Garrett LX I S.a.r.l., 7.75%, 5/31/32 (144A)	$ 126,678
	Total Auto Parts & Equipment	$126,678
	Banks — 1.6%
40,000(e)	Citizens Financial Group, Inc., 6.645% (SOFR + 233 bps), 4/25/35	$ 41,346
15,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	14,488
The accompanying notes are an integral part of these financial statements.
3

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
150,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	$ 161,359
250,000	KeyBank N.A./Cleveland OH, 4.90%, 8/8/32	222,798
	Total Banks	$439,991
	Building Materials — 2.4%
133,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 140,060
165,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	145,848
210,000	Camelot Return Merger Sub, Inc., 8.75%, 8/1/28 (144A)	205,883
66,000	Knife River Corp., 7.75%, 5/1/31 (144A)	68,970
55,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32 (144A)	55,391
61,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30 (144A)	56,297
	Total Building Materials	$672,449
	Chemicals — 4.3%
304,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 302,046
80,000	NOVA Chemicals Corp., 8.50%, 11/15/28 (144A)	84,890
285,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	301,522
189,000	Rain Carbon, Inc., 12.25%, 9/1/29 (144A)	203,418
EUR153,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	177,070
127,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	114,641
	Total Chemicals	$1,183,587
	Coal — 0.8%
220,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 8.625%, 6/15/29 (144A)	$ 225,775
	Total Coal	$225,775
	Commercial Services — 6.0%
10,000	Allied Universal Holdco LLC, 7.875%, 2/15/31 (144A)	$ 10,026
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	213,688
135,000	Block, Inc., 6.50%, 5/15/32 (144A)	136,808
140,000	Brink's Co., 5.50%, 7/15/25 (144A)	139,823
20,000	Brink's Co., 6.50%, 6/15/29 (144A)	20,210
131,000	Champions Financing, Inc., 8.75%, 2/15/29 (144A)	134,337
80,000	Garda World Security Corp., 7.75%, 2/15/28 (144A)	81,479
206,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	206,953
169,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	156,532
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	119,088
150,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	147,813
280,000	Sotheby's, 7.375%, 10/15/27 (144A)	233,816
55,000	Williams Scotsman, Inc., 6.625%, 6/15/29 (144A)	55,435
	Total Commercial Services	$1,656,008
	Computers — 0.8%
30,000	Fortress Intermediate 3, Inc., 7.50%, 6/1/31 (144A)	$ 30,737
90,000	NCR Voyix Corp., 5.00%, 10/1/28 (144A)	84,976
57,000	NCR Voyix Corp., 5.125%, 4/15/29 (144A)	53,680
45,000	NCR Voyix Corp., 5.25%, 10/1/30 (144A)	41,130
	Total Computers	$210,523
	Distribution/Wholesale — 0.9%
105,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 101,322
4
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Distribution/Wholesale — (continued)
30,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 30,856
105,000	Windsor Holdings III LLC, 8.50%, 6/15/30 (144A)	109,587
	Total Distribution/Wholesale	$241,765
	Diversified Financial Services — 5.1%
55,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	$ 53,520
65,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	64,958
25,000	GGAM Finance, Ltd., 7.75%, 5/15/26 (144A)	25,500
150,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	157,687
186,578(f)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	179,612
130,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	119,209
175,000	OneMain Finance Corp., 3.50%, 1/15/27	163,966
45,000	OneMain Finance Corp., 7.875%, 3/15/30	46,398
90,000	OneMain Finance Corp., 9.00%, 1/15/29	94,952
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	230,249
108,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	102,606
170,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	165,962
	Total Diversified Financial Services	$1,404,619
	Electric — 4.0%
148,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 137,314
150,000	Calpine Corp., 5.125%, 3/15/28 (144A)	144,262
105,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	91,617
65,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	55,264
179,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	159,970
85,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	90,629
182,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	169,466
30,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	32,109
205,000	Vistra Operations Co. LLC, 7.75%, 10/15/31 (144A)	213,485
	Total Electric	$1,094,116
	Electrical Components & Equipments — 0.3%
80,000	WESCO Distribution, Inc., 6.625%, 3/15/32 (144A)	$ 80,842
	Total Electrical Components & Equipments	$80,842
	Electronics — 0.2%
55,000	EquipmentShare.com, Inc., 8.625%, 5/15/32 (144A)	$ 57,031
	Total Electronics	$57,031
	Entertainment — 2.1%
200,000	Banijay Entertainment SASU, 8.125%, 5/1/29 (144A)	$ 204,540
55,000	Caesars Entertainment, Inc., 6.50%, 2/15/32 (144A)	55,270
100,000	Light & Wonder International, Inc., 7.00%, 5/15/28 (144A)	100,517
100,000	Light & Wonder International, Inc., 7.25%, 11/15/29 (144A)	102,130
25,000	Light & Wonder International, Inc., 7.50%, 9/1/31 (144A)	25,830
89,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	86,759
	Total Entertainment	$575,046
	Environmental Control — 0.7%
198,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 182,470
	Total Environmental Control	$182,470
The accompanying notes are an integral part of these financial statements.
5

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Food — 1.0%
25,000	Fiesta Purchaser, Inc., 7.875%, 3/1/31 (144A)	$ 25,832
50,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	46,453
205,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	194,439
	Total Food	$266,724
	Forest Products & Paper — 0.5%
173,000	Mercer International, Inc., 5.125%, 2/1/29	$ 152,257
	Total Forest Products & Paper	$152,257
	Healthcare-Products — 0.6%
20,000	Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29 (144A)	$ 20,227
155,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	155,230
	Total Healthcare-Products	$175,457
	Healthcare-Services — 2.6%
60,000(g)	Concentra Escrow Issuer Corp., 6.875%, 7/15/32 (144A)	$ 60,790
165,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	144,988
260,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	183,220
150,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	149,739
180,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	177,262
	Total Healthcare-Services	$715,999
	Home Builders — 0.7%
89,000	KB Home, 4.00%, 6/15/31	$ 78,614
125,000	M/I Homes, Inc., 3.95%, 2/15/30	111,417
	Total Home Builders	$190,031
	Home Furnishings — 0.5%
144,000	Tempur Sealy International, Inc., 4.00%, 4/15/29 (144A)	$ 129,861
	Total Home Furnishings	$129,861
	Iron & Steel — 1.6%
131,000	Cleveland-Cliffs, Inc., 7.00%, 3/15/32 (144A)	$ 129,517
119,000	Commercial Metals Co., 4.375%, 3/15/32	107,288
215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	196,277
	Total Iron & Steel	$433,082
	Leisure Time — 3.6%
195,000	Carnival Corp., 6.00%, 5/1/29 (144A)	$ 192,625
30,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	32,477
140,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	138,407
135,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	140,360
90,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	94,298
130,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	128,342
136,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	134,593
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	68,950
80,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	78,204
	Total Leisure Time	$1,008,256
	Lodging — 1.7%
30,000(g)	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 29,568
142,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	132,408
6
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Lodging — (continued)
85,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	$ 85,398
120,000	MGM Resorts International, 6.50%, 4/15/32	119,446
90,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	90,680
	Total Lodging	$457,500
	Machinery-Diversified — 0.1%
35,000	Esab Corp., 6.25%, 4/15/29 (144A)	$ 35,210
	Total Machinery-Diversified	$35,210
	Media — 4.3%
744,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 585,620
35,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	34,510
200,000	CSC Holdings LLC, 7.50%, 4/1/28 (144A)	106,143
120,000	Gray Television, Inc., 10.50%, 7/15/29 (144A)	120,646
177,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	172,117
200,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	170,534
	Total Media	$1,189,570
	Mining — 3.6%
154,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 144,326
250,000	Constellium SE, 3.75%, 4/15/29 (144A)	226,657
171,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	164,275
310,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	309,479
150,000	Taseko Mines, Ltd., 8.25%, 5/1/30 (144A)	153,453
	Total Mining	$998,190
	Miscellaneous Manufacturing — 0.8%
224,000	Trinity Industries, Inc., 7.75%, 7/15/28 (144A)	$ 231,886
	Total Miscellaneous Manufacturing	$231,886
	Oil & Gas — 8.8%
268,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 270,930
140,000	Baytex Energy Corp., 7.375%, 3/15/32 (144A)	142,268
170,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	177,786
195,145	Borr IHC, Ltd./Borr Finance LLC, 10.375%, 11/15/30 (144A)	204,116
70,000	CITGO Petroleum Corp., 8.375%, 1/15/29 (144A)	72,150
100,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	104,783
45,000	Civitas Resources, Inc., 8.625%, 11/1/30 (144A)	48,250
100,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	107,095
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	48,297
169,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	162,524
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	195,522
230,000	Parkland Corp., 4.625%, 5/1/30 (144A)	209,770
34,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	33,635
200,000	Shelf Drilling Holdings, Ltd., 9.625%, 4/15/29 (144A)	191,256
67,500	Transocean, Inc., 8.75%, 2/15/30 (144A)	70,867
25,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	25,802
80,000	Transocean, Inc., 6.80%, 3/15/38	66,372
50,000	Transocean, Inc., 8.25%, 5/15/29 (144A)	50,124
The accompanying notes are an integral part of these financial statements.
7

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
50,000	Transocean, Inc., 8.50%, 5/15/31 (144A)	$ 50,021
200,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	189,723
	Total Oil & Gas	$2,421,291
	Oil & Gas Services — 0.8%
120,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 121,508
100,000	USA Compression Partners LP/USA Compression Finance Corp., 7.125%, 3/15/29 (144A)	100,761
	Total Oil & Gas Services	$222,269
	Packaging & Containers — 3.1%
299,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 276,391
220,000	OI European Group BV, 4.75%, 2/15/30 (144A)	201,135
55,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	54,904
105,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	99,930
40,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	39,776
65,000	Sealed Air Corp./Sealed Air Corp. US, 7.25%, 2/15/31 (144A)	66,924
118,000	TriMas Corp., 4.125%, 4/15/29 (144A)	108,077
	Total Packaging & Containers	$847,137
	Pharmaceuticals — 3.3%
286,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 250,180
20,000	Endo Finance Holdings, Inc., 8.50%, 4/15/31 (144A)	20,640
195,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	177,275
198,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	180,184
102,000+	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	—
305,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	293,400
272,000+	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$921,679
	Pipelines — 4.2%
146,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 138,397
250,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 7.50%, 12/15/33 (144A)	259,325
115,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	113,562
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	32,877
116,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	102,886
110,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 5/15/32	111,048
100,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/30	105,192
130,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	132,080
20,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	20,604
110,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	114,096
40,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	43,804
	Total Pipelines	$1,173,871
	REITs — 2.0%
195,000	Iron Mountain, Inc., 7.00%, 2/15/29 (144A)	$ 198,430
200,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	130,323
30,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	30,322
140,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	89,276
60,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	58,757
40,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	39,171
	Total REITs	$546,279
8
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Retail — 4.2%
89,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	$ 82,260
150,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	136,647
115,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	120,746
95,000	Cougar JV Subsidiary LLC, 8.00%, 5/15/32 (144A)	98,237
132,000	Gap, Inc., 3.625%, 10/1/29 (144A)	114,278
35,000	Gap, Inc., 3.875%, 10/1/31 (144A)	29,218
177,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	164,047
270,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	252,377
35,000	LCM Investments Holdings II LLC, 8.25%, 8/1/31 (144A)	36,522
135,000	Macy's Retail Holdings LLC, 6.125%, 3/15/32 (144A)	128,920
	Total Retail	$1,163,252
	Telecommunications — 1.7%
260,000	Altice France S.A., 5.125%, 7/15/29 (144A)	$ 170,976
137,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	135,687
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	174,278
	Total Telecommunications	$480,941
	Transportation — 2.1%
229,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 210,970
410,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	365,951
	Total Transportation	$576,921
	Total Corporate Bonds (Cost $24,940,652)	$24,402,157

Shares
	Rights/Warrants — 0.0%† of Net Assets
	Health Care Providers & Services — 0.0%†
80(c)(h)	Option Care Health, Inc., 7/27/25	$ 166
80(c)(h)	Option Care Health, Inc., 12/31/25	90
	Total Health Care Providers & Services	$256
	Trading Companies & Distributors — 0.0%†
GBP6,300(c)(i)	Avation Plc, 1/1/59	$ 2,190
	Total Trading Companies & Distributors	$2,190
	Total Rights/Warrants (Cost $—)	$2,446

Face Amount USD ($)
	Insurance-Linked Securities — 0.0%† of Net Assets#
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
25,723(c)(j)+	Lorenz Re 2019, 6/30/25	$ 234
	Total Reinsurance Sidecars	$234
	Total Insurance-Linked Securities (Cost $4,191)	$234

The accompanying notes are an integral part of these financial statements.
9

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Shares		Value
	SHORT TERM INVESTMENTS — 4.8% of Net Assets
	Open-End Fund — 4.8%
1,317,214(k)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 1,317,214
		$1,317,214
	TOTAL SHORT TERM INVESTMENTS (Cost $1,317,214)	$1,317,214
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4% (Cost $27,413,432)	$26,848,569
		Net Realized Gain (Loss) for the period ended 6/30/24	Change in Unrealized Appreciation (Depreciation) for the period ended 6/30/24	Capital Gain Distributions for the period ended 6/30/24	Dividend Income for the period ended 6/30/24	Value
	Affiliated Issuer — 2.4%
	Closed-End Fund — 2.4% of Net Assets
71,109(l)	Pioneer ILS Interval Fund	$—	$45,509	$—	$—	$ 650,642
	Total Investments in Affiliated Issuer — 2.4% (Cost $727,950)					$650,642
	OTHER ASSETS AND LIABILITIES — 0.2%					$59,509
	net assets — 100.0%					$27,558,720

bps	Basis Points.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2024, the value of these securities amounted to $22,196,643, or 80.5% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2024.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Non-income producing security.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2024.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(h)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(i)	Avation Plc warrants are exercisable into 6,300 shares.
(j)	Issued as preference shares.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 4,191	$ 234
% of Net assets			0.0%†
†	Amount rounds to less than 0.1%.
10
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums Paid	Unrealized (Depreciation)	Market Value
790,000	Markit CDX North America High Yield Index Series 42	Receive	5.00%	6/20/29	$51,893	$(1,114)	$50,779
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION					$51,893	$(1,114)	$50,779

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024, aggregated $5,900,780 and $5,659,908, respectively.
At June 30, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $28,009,248 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$438,615
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(949,766)
Net unrealized depreciation	$(511,151)
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$330,231	$—	$330,231
Common Stocks	—	147,233	—	147,233
Commercial Mortgage-Backed Security	—	99,490	—	99,490
Convertible Corporate Bonds	—	549,564	—	549,564
Corporate Bonds
Pharmaceuticals	—	921,679	—*	921,679
All Other Corporate Bonds	—	23,480,478	—	23,480,478
Rights/Warrants
Health Care Providers & Services	—	256	—	256
Trading Companies & Distributors	2,190	—	—	2,190
Insurance-Linked Securities
Reinsurance Sidecars	—	—	234	234
Open-End Fund	1,317,214	—	—	1,317,214
Affiliated Closed-End Fund	650,642	—	—	650,642
Total Investments in Securities	$1,970,046	$25,528,931	$234	$27,499,211
Other Financial Instruments
Centrally cleared swap contracts^	$—	$(1,114)	$—	$(1,114)
Total Other Financial Instruments	$—	$(1,114)	$—	$(1,114)
*	Securities valued at $0.
^	Reflects the unrealized appreciation (depreciation) of the instruments.
Transfers are calculated on the beginning of period values. During the period ended June 30, 2024, a security valued at $65,280 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs, and a security valued at $108,197 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. There were no other transfers in or out of Level 3 during the period.
12
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $27,413,432)	$26,848,569
Investments in affiliated issuers, at value (cost $727,950)	650,642
Cash	620
Swaps collateral	7,195
Variation margin for centrally cleared swap contracts	50,779
Receivables —
Investment securities sold	25,794
Portfolio shares sold	14,023
Interest	439,435
Due from the Adviser	594
Other assets	35
Total assets	$28,037,686
LIABILITIES:
Payables —
Investment securities purchased	$89,679
Portfolio shares repurchased	315,817
Distributions	7,963
Trustees’ fees	27
Professional fees	39,635
Management fees	2,280
Administrative expenses	581
Distribution fees	181
Accrued expenses	22,803
Total liabilities	$478,966
NET ASSETS:
Paid-in capital	$31,472,989
Distributable earnings (loss)	(3,914,269)
Net assets	$27,558,720
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $22,228,539/2,655,468 shares)	$8.37
Class II (based on $5,330,181/646,063 shares)	$8.25
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$891,783
Dividends from unaffiliated issuers	37,239
Total Investment Income		$929,022
EXPENSES:
Management fees	$86,182
Administrative expenses	10,737
Transfer agent fees
Class I	12
Class II	3
Distribution fees
Class II	6,233
Custodian fees	146
Professional fees	42,443
Printing expense	3,852
Officers’ and Trustees’ fees	3,812
Miscellaneous	248
Total expenses		$153,668
Less fees waived and expenses reimbursed by the Adviser		(28,083)
Net expenses		$125,585
Net investment income		$803,437
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(214,518)
Swap contracts	(126,153)
Other assets and liabilities denominated in foreign currencies	2,092	$(338,579)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$387,870
Investments in affiliated issuers	45,509
Swap contracts	63,250
Other assets and liabilities denominated in foreign currencies	(274)	$496,355
Net realized and unrealized gain (loss) on investments		$157,776
Net increase in net assets resulting from operations		$961,213
14
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$803,437	$1,671,423
Net realized gain (loss) on investments	(338,579)	(1,934,841)
Change in net unrealized appreciation (depreciation) on investments	496,355	3,190,986
Net increase in net assets resulting from operations	$961,213	$2,927,568
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($0.24 and $0.45 per share, respectively)	$(612,148)	$(1,164,259)
Class II ($0.22 and $0.42 per share, respectively)	(135,205)	(293,333)
Total distributions to shareholders	$(747,353)	$(1,457,592)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$5,421,168	$12,925,149
Reinvestment of distributions	746,467	1,453,429
Cost of shares repurchased	(7,061,460)	(15,041,580)
Net decrease in net assets resulting from Portfolio share transactions	$(893,825)	$(663,002)
Net increase (decrease) in net assets	$(679,965)	$806,974
NET ASSETS:
Beginning of period	$28,238,685	$27,431,711
End of period	$27,558,720	$28,238,685
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	310,601	$2,575,930	227,089	$1,814,900
Reinvestment of distributions	73,480	611,735	144,822	1,161,562
Less shares repurchased	(315,516)	(2,619,302)	(461,556)	(3,687,767)
Net increase (decrease)	68,565	$568,363	(89,645)	$(711,305)
Class II
Shares sold	346,224	$2,845,238	1,416,193	$11,110,249
Reinvestment of distributions	16,419	134,732	36,891	291,867
Less shares repurchased	(543,914)	(4,442,158)	(1,449,210)	(11,353,813)
Net increase (decrease)	(181,271)	$(1,462,188)	3,874	$48,303
The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$8.30	$7.86	$9.34	$9.29	$9.58	$8.79
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.25	0.51	0.45	0.43	0.46	0.47
Net realized and unrealized gain (loss) on investments	0.06	0.38	(1.50)	0.10	(0.27)	0.78
Net increase (decrease) from investment operations	$0.31	$0.89	$(1.05)	$0.53	$0.19	$1.25
Distributions to shareholders:
Net investment income	(0.24)	(0.45)	(0.42)	(0.48)	(0.48)	(0.46)
Tax return of capital	—	—	(0.01)	—	—	—
Total distributions	$(0.24)	$(0.45)	$(0.43)	$(0.48)	$(0.48)	$(0.46)
Net increase (decrease) in net asset value	$0.07	$0.44	$(1.48)	$0.05	$(0.29)	$0.79
Net asset value, end of period	$8.37	$8.30	$7.86	$9.34	$9.29	$9.58
Total return(b)	3.72%(c)	11.63%(d)	(11.43)%	5.82%	2.37%	14.44%
Ratio of net expenses to average net assets	0.90%(e)	0.90%	0.90%	0.90%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets	6.11%(e)	6.38%	5.37%	4.60%	5.15%	5.03%
Portfolio turnover rate	23%(c)	40%	31%	99%	90%	66%
Net assets, end of period (in thousands)	$22,229	$21,472	$21,048	$28,234	$34,218	$35,652
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.11%(e)	1.30%	1.13%	1.12%	1.10%	1.07%
Net investment income (loss) to average net assets	5.90%(e)	5.98%	5.14%	4.38%	5.07%	4.99%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class I’s total return was less than 0.005%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
16
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$8.18	$7.75	$9.21	$9.16	$9.47	$8.68
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.24	0.49	0.42	0.40	0.42	0.44
Net realized and unrealized gain (loss) on investments	0.05	0.36	(1.48)	0.10	(0.28)	0.78
Net increase (decrease) from investment operations	$0.29	$0.85	$(1.06)	$0.50	$0.14	$1.22
Distributions to shareholders:
Net investment income	(0.22)	(0.42)	(0.39)	(0.45)	(0.45)	(0.43)
Tax return of capital	—	—	(0.01)	—	—	—
Total distributions	$(0.22)	$(0.42)	$(0.40)	$(0.45)	$(0.45)	$(0.43)
Net increase (decrease) in net asset value	$0.07	$0.43	$(1.46)	$0.05	$(0.31)	$0.79
Net asset value, end of period	$8.25	$8.18	$7.75	$9.21	$9.16	$9.47
Total return(b)	3.61%(c)	11.29%(d)	(11.66)%	5.56%	1.87%	14.28%
Ratio of net expenses to average net assets	1.15%(e)	1.15%	1.15%	1.15%	1.26%	1.28%
Ratio of net investment income (loss) to average net assets	5.84%(e)	6.18%	5.06%	4.29%	4.81%	4.79%
Portfolio turnover rate	23%(c)	40%	31%	99%	90%	66%
Net assets, end of period (in thousands)	$5,330	$6,767	$6,384	$15,161	$8,125	$11,642
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%(e)	1.55%	1.38%	1.37%	1.33%	1.32%
Net investment income (loss) to average net assets	5.63%(e)	5.78%	4.83%	4.07%	4.74%	4.74%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class II's total return was less than 0.005%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be
18

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$1,457,592
Total	$1,457,592
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$(3,033,129)
Net unrealized depreciation	(1,075,058)
Qualified late year loss deferral	(19,942)
Total	$(4,128,129)
The difference between book basis and tax basis unrealized depreciation is attributable to book-tax amortization differences and the mark to market of swaps.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
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All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio’s performance.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as
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the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2024 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2024 is listed in the Schedule of Investments.
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
I.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2024 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended June 30, 2024 were $1,461,100 and $263,333, respectively. Open credit default swap contracts at June 30, 2024 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2024, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2024, the Adviser waived $5,482 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. These expense limitation are in effect through May 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2024, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $2,280 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $3,812 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $27 and a payable for administrative expenses of $581, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $181 in distribution fees payable to the Distributor at June 30, 2024.
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
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Notes to Financial Statements 6/30/24 (unaudited) (continued)
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Centrally cleared swap contracts†	$—	$1,114	$—	$—	$—
Total Value	$—	$1,114	$—	$—	$—

†	Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Swap contracts	$—	$(126,153)	$—	$—	$—
Total Value	$—	$(126,153)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Swap contracts	$—	$63,250	$—	$—	$—
Total Value	$—	$63,250	$—	$—	$—
7.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2024, the Portfolio had no unfunded loan commitments outstanding.
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2024, the value of the Portfolio’s investment in afﬁliated issuers was $650,642, which represents 2.4% of the Portfolio’s net assets.
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Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2024 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2023	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2024	Value at June 30, 2024
Pioneer ILS Interval Fund	$605,133	$—	$45,509	$—	$—	$—	71,109	$650,642
Annual and semi-annual shareholder reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
9.  Subsequent Events
The Portfolio's Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19622-18-0824

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Mid Cap Value VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 100.0%
	Common Stocks — 99.0% of Net Assets
	Automobile Components — 0.8%
7,168	Lear Corp.	$ 818,657
	Total Automobile Components	$818,657
	Automobiles — 1.1%
97,528	Ford Motor Co.	$ 1,223,001
	Total Automobiles	$1,223,001
	Banks — 9.3%
46,258	Citizens Financial Group, Inc.	$ 1,666,676
19,330	M&T Bank Corp.	2,925,789
129,810	Regions Financial Corp.	2,601,392
73,514	Truist Financial Corp.	2,856,019
	Total Banks	$10,049,876
	Beverages — 1.0%
21,577	Molson Coors Beverage Co., Class B	$ 1,096,759
	Total Beverages	$1,096,759
	Broadline Retail — 3.2%
64,459	eBay, Inc.	$ 3,462,737
	Total Broadline Retail	$3,462,737
	Building Products — 1.3%
4,220	Trane Technologies Plc	$ 1,388,085
	Total Building Products	$1,388,085
	Capital Markets — 7.7%
27,350	Northern Trust Corp.	$ 2,296,853
18,929	Raymond James Financial, Inc.	2,339,814
49,354	State Street Corp.	3,652,196
	Total Capital Markets	$8,288,863
	Chemicals — 4.0%
42,314	Dow, Inc.	$ 2,244,758
21,956	LyondellBasell Industries NV, Class A	2,100,311
	Total Chemicals	$4,345,069
	Commercial Services & Supplies — 1.8%
18,391	Brink's Co.	$ 1,883,238
	Total Commercial Services & Supplies	$1,883,238
	Communications Equipment — 2.4%
6,671	Motorola Solutions, Inc.	$ 2,575,340
	Total Communications Equipment	$2,575,340
	Consumer Staples Distribution & Retail — 0.7%
63,340	Walgreens Boots Alliance, Inc.	$ 766,097
	Total Consumer Staples Distribution & Retail	$766,097
	Containers & Packaging — 1.7%
71,626	Graphic Packaging Holding Co.	$ 1,877,317
	Total Containers & Packaging	$1,877,317
2
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electric Utilities — 1.8%
13,576	Eversource Energy	$ 769,895
35,118	Exelon Corp.	1,215,434
	Total Electric Utilities	$1,985,329
	Electrical Equipment — 3.1%
19,690	Emerson Electric Co.	$ 2,169,050
4,048	Rockwell Automation, Inc.	1,114,334
	Total Electrical Equipment	$3,283,384
	Electronic Equipment, Instruments & Components — 1.5%
7,318	CDW Corp.	$ 1,638,061
	Total Electronic Equipment, Instruments & Components	$1,638,061
	Energy Equipment & Services — 1.1%
34,041	Baker Hughes Co.	$ 1,197,222
	Total Energy Equipment & Services	$1,197,222
	Entertainment — 1.1%
154,791(a)	Warner Bros Discovery, Inc.	$ 1,151,645
	Total Entertainment	$1,151,645
	Financial Services — 0.7%
13,382(a)	PayPal Holdings, Inc.	$ 776,557
	Total Financial Services	$776,557
	Food Products — 3.1%
40,294	Kellanova	$ 2,324,158
30,476	Kraft Heinz Co.	981,937
	Total Food Products	$3,306,095
	Ground Transportation — 1.1%
7,221	JB Hunt Transport Services, Inc.	$ 1,155,360
	Total Ground Transportation	$1,155,360
	Health Care Equipment & Supplies — 5.9%
42,238	Dentsply Sirona, Inc.	$ 1,052,149
30,536	GE HealthCare Technologies, Inc.	2,379,365
26,618	Zimmer Biomet Holdings, Inc.	2,888,851
	Total Health Care Equipment & Supplies	$6,320,365
	Health Care REITs — 0.6%
31,741	Healthpeak Properties, Inc.	$ 622,124
	Total Health Care REITs	$622,124
	Hotel & Resort REITs — 0.9%
50,929	Host Hotels & Resorts, Inc.	$ 915,703
	Total Hotel & Resort REITs	$915,703
	Hotels, Restaurants & Leisure — 1.3%
11,300(a)	Expedia Group, Inc.	$ 1,423,687
	Total Hotels, Restaurants & Leisure	$1,423,687
	Household Durables — 1.2%
12,362	Whirlpool Corp.	$ 1,263,396
	Total Household Durables	$1,263,396
The accompanying notes are an integral part of these financial statements.
3

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Shares		Value
	Industrial REITs — 0.8%
18,833	First Industrial Realty Trust, Inc.	$ 894,756
	Total Industrial REITs	$894,756
	Insurance — 4.3%
35,627	American International Group, Inc.	$ 2,644,949
20,615(a)	Brighthouse Financial, Inc.	893,454
35,776	Old Republic International Corp.	1,105,478
	Total Insurance	$4,643,881
	Machinery — 4.3%
18,510	AGCO Corp.	$ 1,811,759
2,627	Dover Corp.	474,042
22,957	Ingersoll Rand, Inc.	2,085,414
2,133	PACCAR, Inc.	219,571
	Total Machinery	$4,590,786
	Media — 1.7%
54,573	Fox Corp., Class A	$ 1,875,674
	Total Media	$1,875,674
	Metals & Mining — 1.6%
44,333(a)	Cleveland-Cliffs, Inc.	$ 682,285
25,635	Newmont Corp.	1,073,337
	Total Metals & Mining	$1,755,622
	Multi-Utilities — 4.8%
69,931	CenterPoint Energy, Inc.	$ 2,166,462
39,977	Public Service Enterprise Group, Inc.	2,946,305
	Total Multi-Utilities	$5,112,767
	Oil, Gas & Consumable Fuels — 7.3%
35,853	APA Corp.	$ 1,055,512
16,095	Chord Energy Corp.	2,698,810
122,938	Coterra Energy, Inc.	3,278,756
23,136	Range Resources Corp.	775,750
	Total Oil, Gas & Consumable Fuels	$7,808,828
	Passenger Airlines — 0.8%
17,604	Delta Air Lines, Inc.	$ 835,134
	Total Passenger Airlines	$835,134
	Personal Care Products — 1.9%
114,745	Kenvue, Inc.	$ 2,086,064
	Total Personal Care Products	$2,086,064
	Residential REITs — 1.6%
8,528	AvalonBay Communities, Inc.	$ 1,764,358
	Total Residential REITs	$1,764,358
	Retail REITs — 1.0%
55,723	Kimco Realty Corp.	$ 1,084,370
	Total Retail REITs	$1,084,370
	Software — 0.6%
10,586(a)	Zoom Video Communications, Inc., Class A	$ 626,585
	Total Software	$626,585
4
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Specialized REITs — 2.5%
8,651	Extra Space Storage, Inc.	$ 1,344,452
29,651	Gaming and Leisure Properties, Inc.	1,340,522
	Total Specialized REITs	$2,684,974
	Specialty Retail — 1.2%
14,886	Best Buy Co., Inc.	$ 1,254,741
	Total Specialty Retail	$1,254,741
	Technology Hardware, Storage & Peripherals — 2.2%
18,351	Hewlett Packard Enterprise Co.	$ 388,491
56,798	HP, Inc.	1,989,066
	Total Technology Hardware, Storage & Peripherals	$2,377,557
	Textiles, Apparel & Luxury Goods — 1.2%
7,325	Ralph Lauren Corp.	$ 1,282,315
	Total Textiles, Apparel & Luxury Goods	$1,282,315
	Trading Companies & Distributors — 2.8%
32,240	AerCap Holdings NV	$ 3,004,768
	Total Trading Companies & Distributors	$3,004,768
	Total Common Stocks (Cost $92,551,317)	$106,497,147

	SHORT TERM INVESTMENTS — 1.0% of Net Assets
	Open-End Fund — 1.0%
1,064,658(b)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 1,064,658
		$1,064,658
	TOTAL SHORT TERM INVESTMENTS (Cost $1,064,658)	$1,064,658
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0% (Cost $93,615,975)	$107,561,805
	OTHER ASSETS AND LIABILITIES — 0.0%†	$17,117
	net assets — 100.0%	$107,578,922

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
†	Amount rounds to less than 0.1%.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024, aggregated $17,120,872 and $19,216,082, respectively.
At June 30, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $93,762,361 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,208,356
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,408,912)
Net unrealized appreciation	$13,799,444
The accompanying notes are an integral part of these financial statements.
5

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$106,497,147	$—	$—	$106,497,147
Open-End Fund	1,064,658	—	—	1,064,658
Total Investments in Securities	$107,561,805	$—	$—	$107,561,805
During the period ended June 30, 2024, there were no transfers in or out of Level 3.
6
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $93,615,975)	$107,561,805
Receivables —
Portfolio shares sold	11,117
Dividends	148,240
Interest	5,044
Other assets	133
Total assets	$107,726,339
LIABILITIES:
Payables —
Portfolio shares repurchased	$80,881
Trustees’ fees	102
Professional fees	39,438
Printing expense	10,802
Management fees	9,514
Administrative expenses	2,084
Distribution fees	2,548
Accrued expenses	2,048
Total liabilities	$147,417
NET ASSETS:
Paid-in capital	$88,960,291
Distributable earnings	18,618,631
Net assets	$107,578,922
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $32,650,006/3,081,539 shares)	$10.60
Class II (based on $74,928,916/7,175,366 shares)	$10.44
The accompanying notes are an integral part of these financial statements.
7

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $64)	$1,528,800
Interest from unaffiliated issuers	11,289
Total Investment Income		$1,540,089
EXPENSES:
Management fees	$350,956
Administrative expenses	20,602
Distribution fees
Class II	93,953
Custodian fees	546
Professional fees	24,370
Printing expense	5,295
Officers’ and Trustees’ fees	4,341
Miscellaneous	9,446
Total expenses		$509,509
Net investment income		$1,030,580
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$3,785,239
Class actions	4,007	$3,789,246
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(1,977,350)
Net realized and unrealized gain (loss) on investments		$1,811,896
Net increase in net assets resulting from operations		$2,842,476
8
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$1,030,580	$1,971,915
Net realized gain (loss) on investments	3,789,246	6,793,860
Change in net unrealized appreciation (depreciation) on investments	(1,977,350)	3,362,552
Net increase in net assets resulting from operations	$2,842,476	$12,128,327
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($0.91 and $1.58 per share, respectively)	$(2,587,759)	$(4,348,003)
Class II ($0.89 and $1.55 per share, respectively)	(5,853,930)	(9,583,586)
Total distributions to shareholders	$(8,441,689)	$(13,931,589)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$3,074,674	$8,605,580
Reinvestment of distributions	8,441,689	13,931,588
Cost of shares repurchased	(7,301,308)	(17,809,290)
Net increase in net assets resulting from Portfolio share transactions	$4,215,055	$4,727,878
Net increase (decrease) in net assets	$(1,384,158)	$2,924,616
NET ASSETS:
Beginning of period	$108,963,080	$106,038,464
End of period	$107,578,922	$108,963,080
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	54,255	$618,821	119,388	$1,331,660
Reinvestment of distributions	244,821	2,587,759	416,875	4,348,003
Less shares repurchased	(201,632)	(2,292,514)	(473,998)	(5,210,510)
Net increase	97,444	$914,066	62,265	$469,153
Class II
Shares sold	220,939	$2,455,853	651,080	$7,273,920
Reinvestment of distributions	562,337	5,853,930	930,445	9,583,585
Less shares repurchased	(448,212)	(5,008,794)	(1,146,135)	(12,598,780)
Net increase	335,064	$3,300,989	435,390	$4,258,725
The accompanying notes are an integral part of these financial statements.
9

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$11.20	$11.47	$23.08	$17.97	$18.46	$15.53
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.12	0.23	0.27	0.21	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.19	1.08	(2.68)	5.10	0.07	4.11
Net increase (decrease) from investment operations	$0.31	$1.31	$(2.41)	$5.31	$0.24	$4.31
Distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.45)	(0.20)	(0.20)	(0.24)
Net realized gain	(0.69)	(1.35)	(8.75)	—	(0.53)	(1.14)
Total distributions	$(0.91)	$(1.58)	$(9.20)	$(0.20)	$(0.73)	$(1.38)
Net increase (decrease) in net asset value	$(0.60)	$(0.27)	$(11.61)	$5.11	$(0.49)	$2.93
Net asset value, end of period	$10.60	$11.20	$11.47	$23.08	$17.97	$18.46
Total return(b)	2.79%(c)(d)	12.46%	(5.64)%(e)	29.67%	2.14%	28.44%
Ratio of net expenses to average net assets	0.77%(f)	0.80%	0.78%	0.75%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	2.08%(f)	2.06%	1.83%	1.01%	1.10%	1.14%
Portfolio turnover rate	16%(d)	48%	66%	60%	88%	93%
Net assets, end of period (in thousands)	$32,650	$33,431	$33,516	$38,358	$32,989	$37,384

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended June 30, 2024, the total return would have been 2.69%.
(d)	Not annualized.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2022, the total return would have been (5.72)%.
(f)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
10
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$11.04	$11.32	$22.78	$17.74	$18.23	$15.35
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.10	0.20	0.23	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.19	1.07	(2.64)	5.06	0.06	4.06
Net increase (decrease) from investment operations	$0.29	$1.27	$(2.41)	$5.20	$0.19	$4.21
Distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.30)	(0.16)	(0.15)	(0.19)
Net realized gain	(0.69)	(1.35)	(8.75)	—	(0.53)	(1.14)
Total distributions	$(0.89)	$(1.55)	$(9.05)	$(0.16)	$(0.68)	$(1.33)
Net increase (decrease) in net asset value	$(0.60)	$(0.28)	$(11.46)	$5.04	$(0.49)	$2.88
Net asset value, end of period	$10.44	$11.04	$11.32	$22.78	$17.74	$18.23
Total return(b)	2.59%(c)(d)	12.20%	(5.88)%(e)	29.37%	1.87%	28.08%
Ratio of net expenses to average net assets	1.02%(f)	1.05%	1.03%	0.98%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets	1.83%(f)	1.81%	1.56%	0.69%	0.85%	0.89%
Portfolio turnover rate	16%(d)	48%	66%	60%	88%	93%
Net assets, end of period (in thousands)	$74,929	$75,532	$72,523	$90,686	$249,969	$247,058

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the period ended June 30, 2024, the Portfolio's total return includes gains in settlement of class action lawsuits. The impact on Class II's total return was less than 0.005%.
(d)	Not annualized.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2022, the total return would have been (5.97)%.
(f)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
11

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
12

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return
13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$1,878,102
Long-term capital gains	12,053,487
Total	$13,931,589
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$1,938,799
Undistributed long-term capital gains	6,502,251
Net unrealized appreciation	15,776,794
Total	$24,217,844
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and REIT tax cost adjustments.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
14

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets in equity securities of mid-size companies. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore,
15

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2024, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $9,514 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $4,341 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $102 and a payable for administrative expenses of $2,084, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $2,548 in distribution fees payable to the Distributor at June 30, 2024.
6.  Subsequent Events
The Portfolio's Adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
16

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
17

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
18

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19609-18-0824

Pioneer Variable Contracts Trust
Pioneer Fund

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Fund VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 100.7%
	Common Stocks — 99.1% of Net Assets
	Aerospace & Defense — 1.2%
17,737	RTX Corp.	$ 1,780,617
	Total Aerospace & Defense	$1,780,617
	Air Freight & Logistics — 1.1%
12,442	United Parcel Service, Inc., Class B	$ 1,702,688
	Total Air Freight & Logistics	$1,702,688
	Banks — 9.5%
140,963	Citizens Financial Group, Inc.	$ 5,078,897
128,799	Truist Financial Corp.	5,003,841
105,521	US Bancorp	4,189,184
	Total Banks	$14,271,922
	Biotechnology — 7.3%
7,503	Amgen, Inc.	$ 2,344,312
3,349(a)	Regeneron Pharmaceuticals, Inc.	3,519,899
10,734(a)	Vertex Pharmaceuticals, Inc.	5,031,241
	Total Biotechnology	$10,895,452
	Broadline Retail — 4.1%
32,083(a)	Amazon.com, Inc.	$ 6,200,040
	Total Broadline Retail	$6,200,040
	Capital Markets — 5.0%
12,759	CME Group, Inc.	$ 2,508,419
10,927	Goldman Sachs Group, Inc.	4,942,501
	Total Capital Markets	$7,450,920
	Chemicals — 0.4%
2,620	Air Products and Chemicals, Inc.	$ 676,091
	Total Chemicals	$676,091
	Commercial Services & Supplies — 1.3%
20,704	Veralto Corp.	$ 1,976,611
	Total Commercial Services & Supplies	$1,976,611
	Communications Equipment — 2.0%
8,704(a)	Arista Networks, Inc.	$ 3,050,578
	Total Communications Equipment	$3,050,578
	Construction Materials — 3.6%
7,890	Martin Marietta Materials, Inc.	$ 4,274,802
4,402	Vulcan Materials Co.	1,094,689
	Total Construction Materials	$5,369,491
	Consumer Staples Distribution & Retail — 4.2%
51,350(a)	BJ's Wholesale Club Holdings, Inc.	$ 4,510,584
2,032	Costco Wholesale Corp.	1,727,180
	Total Consumer Staples Distribution & Retail	$6,237,764
	Electrical Equipment — 1.8%
34,962	ABB, Ltd. (A.D.R.)	$ 1,947,733
2,564	Rockwell Automation, Inc.	705,818
	Total Electrical Equipment	$2,653,551
2
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Entertainment — 1.3%
14,089	Electronic Arts, Inc.	$ 1,963,020
	Total Entertainment	$1,963,020
	Financial Services — 1.7%
9,718	Visa, Inc., Class A	$ 2,550,684
	Total Financial Services	$2,550,684
	Ground Transportation — 1.6%
34,093(a)	Uber Technologies, Inc.	$ 2,477,879
	Total Ground Transportation	$2,477,879
	Health Care Providers & Services — 0.3%
931	UnitedHealth Group, Inc.	$ 474,121
	Total Health Care Providers & Services	$474,121
	Hotels, Restaurants & Leisure — 1.8%
36,038(a)	Planet Fitness, Inc., Class A	$ 2,652,036
	Total Hotels, Restaurants & Leisure	$2,652,036
	Interactive Media & Services — 4.9%
40,607	Alphabet, Inc., Class A	$ 7,396,565
	Total Interactive Media & Services	$7,396,565
	IT Services — 4.5%
4,910	Accenture Plc, Class A	$ 1,489,743
23,822(a)	Akamai Technologies, Inc.	2,145,886
18,068	International Business Machines Corp.	3,124,861
	Total IT Services	$6,760,490
	Life Sciences Tools & Services — 1.0%
6,250	Danaher Corp.	$ 1,561,563
	Total Life Sciences Tools & Services	$1,561,563
	Machinery — 0.8%
3,593	Caterpillar, Inc.	$ 1,196,828
	Total Machinery	$1,196,828
	Metals & Mining — 4.5%
62,632	Freeport-McMoRan, Inc.	$ 3,043,915
78,259	Teck Resources, Ltd., Class B	3,748,606
	Total Metals & Mining	$6,792,521
	Oil, Gas & Consumable Fuels — 3.8%
36,292	Chevron Corp.	$ 5,676,795
	Total Oil, Gas & Consumable Fuels	$5,676,795
	Pharmaceuticals — 2.0%
20,532	Novo Nordisk AS (A.D.R.)	$ 2,930,738
	Total Pharmaceuticals	$2,930,738
	Semiconductors & Semiconductor Equipment — 11.8%
9,599(a)	Advanced Micro Devices, Inc.	$ 1,557,054
4,218	KLA Corp.	3,477,783
2,764	Lam Research Corp.	2,943,246
79,234	NVIDIA Corp.	9,788,568
	Total Semiconductors & Semiconductor Equipment	$17,766,651
The accompanying notes are an integral part of these financial statements.
3

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Shares		Value
	Software — 8.6%
9,493(a)	Autodesk, Inc.	$ 2,349,043
21,112	Microsoft Corp.	9,436,008
3,486(a)	Palo Alto Networks, Inc.	1,181,789
	Total Software	$12,966,840
	Specialty Retail — 1.0%
4,458	Home Depot, Inc.	$ 1,534,622
	Total Specialty Retail	$1,534,622
	Technology Hardware, Storage & Peripherals — 6.9%
49,191	Apple, Inc.	$ 10,360,608
	Total Technology Hardware, Storage & Peripherals	$10,360,608
	Textiles, Apparel & Luxury Goods — 1.1%
10,838	LVMH Moet Hennessy Louis Vuitton SE (A.D.R.)	$ 1,662,007
	Total Textiles, Apparel & Luxury Goods	$1,662,007
	Total Common Stocks (Cost $91,775,265)	$148,989,693

	SHORT TERM INVESTMENTS — 1.6% of Net Assets
	Open-End Fund — 1.6%
2,375,173(b)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 2,375,173
		$2,375,173
	TOTAL SHORT TERM INVESTMENTS (Cost $2,375,173)	$2,375,173
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.7% (Cost $94,150,438)	$151,364,866
	OTHER ASSETS AND LIABILITIES — (0.7)%	$(1,090,172)
	net assets — 100.0%	$150,274,694

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024, aggregated $38,909,738 and $40,916,772, respectively.
At June 30, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $95,467,858 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$57,795,204
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,898,196)
Net unrealized appreciation	$55,897,008
4
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$148,989,693	$—	$—	$148,989,693
Open-End Fund	2,375,173	—	—	2,375,173
Total Investments in Securities	$151,364,866	$—	$—	$151,364,866
During the period ended June 30, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
5

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $94,150,438)	$151,364,866
Foreign currencies, at value (cost $5,839)	5,845
Receivables —
Investment securities sold	50,567
Portfolio shares sold	5,092
Dividends	69,397
Interest	7,985
Other assets	158
Total assets	$151,503,910
LIABILITIES:
Overdraft due to custodian	$5,154
Payables —
Investment securities purchased	679,799
Portfolio shares repurchased	473,233
Trustees’ fees	145
Management fees	13,385
Administrative expenses	2,767
Distribution fees	924
Accrued expenses	53,809
Total liabilities	$1,229,216
NET ASSETS:
Paid-in capital	$82,102,117
Distributable earnings	68,172,577
Net assets	$150,274,694
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $123,272,509/6,800,961 shares)	$18.13
Class II (based on $27,002,185/1,472,551 shares)	$18.34
6
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $13,334)	$998,589
Total Investment Income		$998,589
EXPENSES:
Management fees	$451,691
Administrative expenses	25,362
Distribution fees
Class II	30,260
Custodian fees	666
Professional fees	26,739
Printing expense	3,946
Officers’ and Trustees’ fees	4,643
Miscellaneous	10,671
Total expenses		$553,978
Net investment income		$444,611
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$12,137,322
Other assets and liabilities denominated in foreign currencies	(21)	$12,137,301
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$11,942,108
Other assets and liabilities denominated in foreign currencies	(399)	$11,941,709
Net realized and unrealized gain (loss) on investments		$24,079,010
Net increase in net assets resulting from operations		$24,523,621
The accompanying notes are an integral part of these financial statements.
7

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$444,611	$957,210
Net realized gain (loss) on investments	12,137,301	6,992,837
Change in net unrealized appreciation (depreciation) on investments	11,941,709	22,477,048
Net increase in net assets resulting from operations	$24,523,621	$30,427,095
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($0.95 and $0.73 per share, respectively)	$(6,140,624)	$(4,942,625)
Class II ($0.93 and $0.69 per share, respectively)	(1,285,453)	(1,002,656)
Total distributions to shareholders	$(7,426,077)	$(5,945,281)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$8,972,429	$8,255,427
Reinvestment of distributions	7,426,077	5,945,281
Cost of shares repurchased	(10,734,442)	(26,408,038)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$5,664,064	$(12,207,330)
Net increase in net assets	$22,761,608	$12,274,484
NET ASSETS:
Beginning of period	$127,513,086	$115,238,602
End of period	$150,274,694	$127,513,086
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	245,700	$4,136,943	324,831	$4,605,702
Reinvestment of distributions	339,526	6,140,624	345,682	4,942,625
Less shares repurchased	(437,920)	(7,646,032)	(1,262,432)	(17,897,349)
Net increase (decrease)	147,306	$2,631,535	(591,919)	$(8,349,022)
Class II
Shares sold	279,838	$4,835,486	250,602	$3,649,725
Reinvestment of distributions	70,252	1,285,453	69,421	1,002,656
Less shares repurchased	(176,054)	(3,088,410)	(587,612)	(8,510,689)
Net increase (decrease)	174,036	$3,032,529	(267,589)	$(3,858,308)
8
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$16.01	$13.05	$19.80	$16.83	$14.95	$13.52
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.06	0.12	0.10	0.05	0.11	0.16
Net realized and unrealized gain (loss) on investments	3.01	3.57	(4.02)	4.49	3.19	3.83
Net increase (decrease) from investment operations	$3.07	$3.69	$(3.92)	$4.54	$3.30	$3.99
Distributions to shareholders:
Net investment income	(0.05)	(0.13)	(0.10)	(0.06)	(0.11)	(0.15)
Net realized gain	(0.90)	(0.60)	(2.73)	(1.51)	(1.31)	(2.41)
Total distributions	$(0.95)	$(0.73)	$(2.83)	$(1.57)	$(1.42)	$(2.56)
Net increase (decrease) in net asset value	$2.12	$2.96	$(6.75)	$2.97	$1.88	$1.43
Net asset value, end of period	$18.13	$16.01	$13.05	$19.80	$16.83	$14.95
Total return(b)	19.17%(c)	28.93%	(19.50)%	27.98%	24.28%	31.33%
Ratio of net expenses to average net assets	0.75%(d)	0.80%	0.76%	0.79%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets	0.68%(d)	0.85%	0.65%	0.28%	0.77%	1.08%
Portfolio turnover rate	28%(c)	64%	53%	87%	91%	70%
Net assets, end of period (in thousands)	$123,273	$106,496	$94,581	$133,162	$116,401	$99,853

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$16.19	$13.19	$19.97	$16.97	$15.06	$13.60
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.04	0.08	0.06	0.01	0.08	0.12
Net realized and unrealized gain (loss) on investments	3.04	3.61	(4.05)	4.52	3.21	3.86
Net increase (decrease) from investment operations	$3.08	$3.69	$(3.99)	$4.53	$3.29	$3.98
Distributions to shareholders:
Net investment income	(0.03)	(0.09)	(0.06)	(0.02)	(0.07)	(0.11)
Net realized gain	(0.90)	(0.60)	(2.73)	(1.51)	(1.31)	(2.41)
Total distributions	$(0.93)	$(0.69)	$(2.79)	$(1.53)	$(1.38)	$(2.52)
Net increase (decrease) in net asset value	$2.15	$3.00	$(6.78)	$3.00	$1.91	$1.46
Net asset value, end of period	$18.34	$16.19	$13.19	$19.97	$16.97	$15.06
Total return(b)	19.02%(c)	28.58%	(19.68)%	27.65%	23.96%	31.03%
Ratio of net expenses to average net assets	1.00%(d)	1.05%	1.01%	1.04%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	0.44%(d)	0.59%	0.41%	0.03%	0.50%	0.83%
Portfolio turnover rate	28%(c)	64%	53%	87%	91%	70%
Net assets, end of period (in thousands)	$27,002	$21,017	$20,657	$25,816	$18,162	$13,638

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
10
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
12

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$970,591
Long-term capital gains	4,974,690
Total	$5,945,281
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$1,499,911
Undistributed long-term capital gains	5,620,221
Other book/tax temporary differences	1
Net unrealized appreciation	43,954,900
Total	$51,075,033
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as
14

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2024, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $13,385 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $4,643 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $145 and a payable for administrative expenses of $2,767, which includes the payable for Officers’ compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $924 in distribution fees payable to the Distributor at June 30, 2024.
6.  Subsequent Events
The Portfolio's Adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of
15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.
16

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.
17

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19611-18-0824

Pioneer Variable Contracts Trust
Pioneer Strategic Income

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2024
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Strategic Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 101.8%
	Senior Secured Floating Rate Loan Interests — 0.4% of Net Assets*(a)
	Building & Construction Products — 0.0%†
10,000	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.844% (Term SOFR + 350 bps), 3/28/31	$ 10,075
	Total Building & Construction Products	$10,075
	Chemicals-Diversified — 0.1%
19,550	LSF11 A5 Holdco LLC, 2024 Refinancing Term Loan, 8.958% (Term SOFR + 350 bps), 10/15/28	$ 19,613
	Total Chemicals-Diversified	$19,613
	Cruise Lines — 0.1%
20,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.844% (Term SOFR + 350 bps), 5/1/31	$ 20,062
	Total Cruise Lines	$20,062
	Electric-Generation — 0.1%
24,449	Generation Bridge Northeast LLC, Term Loan B, 8.844% (Term SOFR + 350 bps), 8/22/29	$ 24,633
	Total Electric-Generation	$24,633
	Medical-Drugs — 0.0%†
10,000	Endo Finance Holdings, Inc., Initial Term Loan, 9.826% (Term SOFR + 450 bps), 4/23/31	$ 9,991
	Total Medical-Drugs	$9,991
	Medical-Wholesale Drug Distribution — 0.1%
29,983	Owens & Minor, Inc., Term B-1 Loan, 9.194% (Term SOFR + 375 bps), 3/29/29	$ 30,021
	Total Medical-Wholesale Drug Distribution	$30,021
	Recreational Centers — 0.0%†
15,522	Fitness International LLC, Term B Loan, 10.58% (Term SOFR + 525 bps), 2/12/29	$ 15,628
	Total Recreational Centers	$15,628
	Total Senior Secured Floating Rate Loan Interests (Cost $128,593)	$130,023

Shares
	Common Stocks — 0.1% of Net Assets
	Household Durables — 0.0%†
15,463(b)	Desarrolladora Homex SAB de CV	$ 7
	Total Household Durables	$7
	Paper & Forest Products — 0.0%†
1,032+	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—
	Passenger Airlines — 0.1%
1,529(b)	Grupo Aeromexico SAB de CV	$ 30,087
	Total Passenger Airlines	$30,087
	Pharmaceuticals — 0.0%†
159(b)	Endo, Inc.	$ 4,492
	Total Pharmaceuticals	$4,492
	Total Common Stocks (Cost $32,468)	$34,586

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Asset Backed Securities — 4.5% of Net Assets
92,427	Affirm Asset Securitization Trust, Series 2024-X1, Class A, 6.27%, 5/15/29 (144A)	$ 92,538
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class D, 7.48%, 7/22/30 (144A)	102,304
100,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	96,023
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	82,301
100,000	Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (144A)	68,254
100,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	101,458
120,000	DataBank Issuer, Series 2024-1A, Class A2, 5.30%, 1/26/54 (144A)	114,802
14,811(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	13,529
50,000	Exeter Automobile Receivables Trust, Series 2024-3A, Class D, 5.98%, 9/16/30	50,084
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	99,068
100,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	76,681
150,000(c)	SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (144A)	149,030
100,000	Switch ABS Issuer LLC, Series 2024-1A, Class A2, 6.28%, 3/25/54 (144A)	100,378
100,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%, 11/26/29 (144A)	98,170
96,076	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%, 8/20/36 (144A)	92,127
	Total Asset Backed Securities (Cost $1,378,918)	$1,336,747

	Collateralized Mortgage Obligations—11.4% of Net Assets
100,000(d)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 64,741
100,000(d)	BINOM Securitization Trust, Series 2022-RPL1, Class M3, 3.00%, 2/25/61 (144A)	71,658
92,083(d)	CIM Trust, Series 2021-J2, Class B3, 2.673%, 4/25/51 (144A)	71,193
93,047(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.987%, 5/25/51 (144A)	74,366
20,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 9.10% (SOFR30A + 376 bps), 2/25/40 (144A)	21,249
50,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 9.10% (SOFR30A + 376 bps), 2/25/40 (144A)	53,130
170,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, 9.835% (SOFR30A + 450 bps), 1/25/42 (144A)	178,889
50,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.285% (SOFR30A + 195 bps), 3/25/44 (144A)	50,239
150,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.285% (SOFR30A + 395 bps), 9/26/33 (144A)	155,704
72,975(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4087, Class SB, 0.582% (SOFR30A + 592 bps), 7/15/42	6,678
40,553(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.102% (SOFR30A + 644 bps), 8/15/42	4,819
38,386(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	7,855
50,304(e)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	10,475
50,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.985% (SOFR30A + 565 bps), 12/25/50 (144A)	56,739
30,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-HQA3, Class B2, 15.45% (SOFR30A + 1,011 bps), 7/25/50 (144A)	40,556
80,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-HQA5, Class B2, 12.735% (SOFR30A + 740 bps), 11/25/50 (144A)	96,784
45,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA4, Class B1, 9.085% (SOFR30A + 375 bps), 12/25/41 (144A)	46,591
55,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class B1, 10.085% (SOFR30A + 475 bps), 2/25/42 (144A)	58,649
223	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	221
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
18,895(a)(e)	Federal National Mortgage Association REMICs, Series 2012-14, Class SP, 1.10% (SOFR30A + 644 bps), 8/25/41	$ 1,340
15,566(a)(e)	Federal National Mortgage Association REMICs, Series 2018-43, Class SM, 0.75% (SOFR30A + 609 bps), 6/25/48	1,631
17,543(a)(e)	Federal National Mortgage Association REMICs, Series 2019-33, Class S, 0.60% (SOFR30A + 594 bps), 7/25/49	1,338
16,254(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class PS, 0.60% (SOFR30A + 594 bps), 8/25/49	1,724
16,654(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class SM, 0.60% (SOFR30A + 594 bps), 8/25/49	1,828
93,121(d)	Flagstar Mortgage Trust, Series 2021-7, Class B3, 2.928%, 8/25/51 (144A)	72,220
10,183	Government National Mortgage Association, Series 2009-83, Class EB, 4.50%, 9/20/39	9,967
137,089(a)(e)	Government National Mortgage Association, Series 2019-117, Class SB, 8.647% (1 Month Term SOFR + 331 bps), 9/20/49	1,495
200,953(e)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50%, 10/20/49	34,863
199,894(e)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50%, 10/20/49	33,158
98,520(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	16,668
114,972(a)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 8.577% (1 Month Term SOFR + 324 bps), 1/20/50	1,739
100,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	69,243
93,677(d)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class B3, 2.83%, 5/28/52 (144A)	72,616
91,464(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2, 3.226%, 7/25/51 (144A)	75,543
92,668(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.803%, 11/25/51 (144A)	70,427
139,268(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.845%, 12/25/51 (144A)	106,055
92,438(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 2.978%, 10/25/51 (144A)	72,187
94,966(d)	JP Morgan Mortgage Trust, Series 2022-3, Class B3, 3.104%, 8/25/52 (144A)	73,751
100,000(d)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	69,057
94,782(d)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3, 3.295%, 3/25/52 (144A)	75,290
100,000(d)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.52%, 7/25/52 (144A)	63,960
59,464(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 7.135% (SOFR30A + 180 bps), 3/25/51 (144A)	56,133
100,000(d)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	63,819
95,563(d)	Mello Mortgage Capital Acceptance, Series 2022-INV2, Class B3, 3.527%, 4/25/52 (144A)	75,531
100,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	79,947
91,668(d)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.637%, 10/25/51 (144A)	72,118
91,802(d)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.706%, 7/25/51 (144A)	73,093
97,984(d)	RCKT Mortgage Trust, Series 2022-3, Class B3, 3.189%, 5/25/52 (144A)	76,977
100,000(d)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	63,809
50,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.95% (SOFR30A + 1,061 bps), 2/25/47 (144A)	61,687
100,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.855%, 10/25/56 (144A)	80,643
100,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.916%, 7/25/57 (144A)	82,624
100,000(a)	Towd Point Mortgage Trust, Series 2019-HY1, Class B2, 7.61% (1 Month Term SOFR + 226 bps), 10/25/48 (144A)	99,724
87,506(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	72,187
150,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.735% (SOFR30A + 340 bps), 11/25/33 (144A)	153,117
97,100(c)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	97,976
90,080(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.912%, 9/25/50 (144A)	74,143

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
100,000(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	$ 63,498
95,542(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B3, 3.433%, 3/25/52 (144A)	75,021
	Total Collateralized Mortgage Obligations (Cost $3,992,396)	$3,418,683

	Commercial Mortgage-Backed Securities—5.7% of Net Assets
60,000(a)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 9.443% (1 Month Term SOFR + 411 bps), 4/15/34 (144A)	$ 30,278
100,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 8.183% (SOFR30A + 285 bps), 1/20/37 (144A)	97,133
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	56,830
50,000(a)	BX Trust, Series 2021-ARIA, Class E, 7.688% (1 Month Term SOFR + 236 bps), 10/15/36 (144A)	49,001
52,500(d)(e)	COMM Mortgage Trust, Series 2014-CR19, Class XA, 0.733%, 8/10/47	2
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.385%, 4/15/50	92,697
25,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.706%, 11/15/48	22,823
75,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.335% (SOFR30A + 400 bps), 11/25/51 (144A)	75,866
100,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 4.095%, 12/10/36 (144A)	97,518
49,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.882%, 12/25/26 (144A)	45,693
50,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.212%, 7/25/27 (144A)	46,245
75,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.951%, 12/25/27 (144A)	67,849
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.223%, 10/25/31 (144A)	21,257
51,610(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	47,618
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 4.058%, 9/25/28 (144A)	43,654
100,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 8.094% (1 Month Term SOFR + 276 bps), 12/15/36 (144A)	96,943
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.99%, 12/5/38 (144A)	11,913
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	45,767
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	80,750
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/49 (144A)	11,079
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	87,615
91,649(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.70% (SOFR30A + 336 bps), 10/25/49 (144A)	91,649
40,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	24,800
100,000(d)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class E, 3.704%, 3/11/31 (144A)	73,336
50,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.41% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	48,794
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.346%, 2/25/52 (144A)	84,069
100,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	76,665
100,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	72,829
100,000(d)	THPT Mortgage Trust, Series 2023-THL, Class B, 7.924%, 12/10/34 (144A)	101,615
1,000,000(d)(e)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.489%, 3/15/51	12,853
	Total Commercial Mortgage-Backed Securities (Cost $2,022,532)	$1,715,141

	Convertible Corporate Bonds — 0.4% of Net Assets
	Entertainment — 0.4%
122,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 101,077
15,000	IMAX Corp., 0.50%, 4/1/26	13,959
	Total Entertainment	$115,036
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Software — 0.0%†
22,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 19,646
	Total Software	$19,646
	Total Convertible Corporate Bonds (Cost $155,104)	$134,682

	Corporate Bonds — 37.4% of Net Assets
	Aerospace & Defense — 0.3%
45,000	Boeing Co., 6.858%, 5/1/54 (144A)	$ 46,178
35,000	Boeing Co., 7.008%, 5/1/64 (144A)	35,835
	Total Aerospace & Defense	$82,013
	Agriculture — 0.3%
98,000	BAT Capital Corp., 6.00%, 2/20/34	$ 99,141
	Total Agriculture	$99,141
	Airlines — 1.5%
130,125(g)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 127,354
12,975	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	11,983
27,197(a)	Gol Finance S.A., 15.837% (1 Month Term SOFR + 1,050 bps), 1/29/25 (144A)	29,305
200,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	200,135
16,191	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	15,145
75,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	58,931
	Total Airlines	$442,853
	Auto Manufacturers — 1.7%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 131,061
40,000	Ford Motor Co., 6.10%, 8/19/32	39,943
25,000	General Motors Financial Co., Inc., 5.75%, 2/8/31	25,067
125,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	126,352
165,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	171,245
	Total Auto Manufacturers	$493,668
	Banks — 12.7%
200,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 163,893
200,000	Banco Bilbao Vizcaya Argentaria S.A., 5.381%, 3/13/29	200,661
200,000(d)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	166,653
37,000(d)	Bank of New York Mellon Corp., 4.975% (SOFR + 109 bps), 3/14/30	36,778
77,000(d)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	69,350
200,000(d)	Barclays Plc, 7.437% (1 Year CMT Index + 350 bps), 11/2/33	219,947
EUR200,000(d)(h)	CaixaBank S.A., 3.625% (5 Year EUR Swap + 386 bps)	178,849
41,000(d)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	40,872
20,000(d)	Citizens Financial Group, Inc., 6.645% (SOFR + 233 bps), 4/25/35	20,673
KZT100,000,000	Development Bank of Kazakhstan JSC, 10.95%, 5/6/26	198,498
25,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	24,146
5,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	5,379
220,000(d)(h)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	171,251
200,000(d)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	208,935
170,000(d)	KeyCorp, 6.401% (SOFR + 242 bps), 3/6/35	172,352
255,000(d)	Lloyds Banking Group Plc, 5.721% (1 Year CMT Index + 107 bps), 6/5/30	257,072
100,000(d)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	82,640
40,000(d)	Morgan Stanley, 5.173% (SOFR + 145 bps), 1/16/30	39,901
100,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	95,752

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Banks — (continued)
20,000(d)	Morgan Stanley, 5.652% (SOFR + 101 bps), 4/13/28	$ 20,198
75,000(d)	Morgan Stanley, 5.942% (5 Year CMT Index + 180 bps), 2/7/39	74,175
20,000(d)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	19,883
235,000(d)(h)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	195,930
115,000(d)	PNC Financial Services Group, Inc., 5.492% (SOFR + 120 bps), 5/14/30	115,640
60,000(d)	PNC Financial Services Group, Inc., 6.875% (SOFR + 228 bps), 10/20/34	65,392
200,000(d)	Standard Chartered Plc, 6.296% (1 Year CMT Index + 258 bps), 7/6/34 (144A)	206,181
50,000(d)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	49,870
55,000(d)	Truist Financial Corp., 7.161% (SOFR + 245 bps), 10/30/29	58,402
200,000(d)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	190,794
200,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	187,355
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD Swap Rate + 491 bps), 4/2/34 (144A)	204,076
70,000(d)	US Bancorp, 5.384% (SOFR + 156 bps), 1/23/30	70,187
	Total Banks	$3,811,685
	Beverages — 0.7%
200,000	Suntory Holdings, Ltd., 5.124%, 6/11/29 (144A)	$ 200,548
	Total Beverages	$200,548
	Biotechnology — 0.3%
35,000	Royalty Pharma Plc, 5.15%, 9/2/29	$ 34,704
40,000	Royalty Pharma Plc, 5.40%, 9/2/34	38,926
	Total Biotechnology	$73,630
	Building Materials — 0.2%
25,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 26,327
25,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32 (144A)	25,178
	Total Building Materials	$51,505
	Chemicals — 0.4%
100,000	Rain Carbon, Inc., 12.25%, 9/1/29 (144A)	$ 107,628
	Total Chemicals	$107,628
	Commercial Services — 1.1%
15,000	Allied Universal Holdco LLC, 7.875%, 2/15/31 (144A)	$ 15,039
95,000	Block, Inc., 6.50%, 5/15/32 (144A)	96,272
10,000	Brink's Co., 6.50%, 6/15/29 (144A)	10,105
43,000	Champions Financing, Inc., 8.75%, 2/15/29 (144A)	44,095
60,000	Element Fleet Management Corp., 5.643%, 3/13/27 (144A)	60,145
35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	33,445
39,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	35,581
24,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	24,111
20,000	Williams Scotsman, Inc., 6.625%, 6/15/29 (144A)	20,158
	Total Commercial Services	$338,951
	Computers — 0.0%†
10,000	Fortress Intermediate 3, Inc., 7.50%, 6/1/31 (144A)	$ 10,245
	Total Computers	$10,245
	Distribution/Wholesale — 0.0%†
10,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 10,285
	Total Distribution/Wholesale	$10,285
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Diversified Financial Services — 3.6%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 128,882
7,000	Avolon Holdings Funding, Ltd., 5.75%, 3/1/29 (144A)	6,960
130,000	Avolon Holdings Funding, Ltd., 5.75%, 11/15/29 (144A)	129,207
105,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	106,629
60,000(d)	Capital One Financial Corp., 2.359% (SOFR + 134 bps), 7/29/32	46,873
100,000(d)	Capital One Financial Corp., 6.377% (SOFR + 286 bps), 6/8/34	102,596
50,000(d)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	50,976
45,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	43,790
40,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	39,974
138,738(g)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	133,559
80,000	Jefferies Financial Group, Inc., 6.20%, 4/14/34	81,026
130,000	OneMain Finance Corp., 4.00%, 9/15/30	111,571
20,000	OneMain Finance Corp., 7.875%, 3/15/30	20,621
10,000	PennyMac Financial Services, Inc., 7.875%, 12/15/29 (144A)	10,312
84,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	79,805
	Total Diversified Financial Services	$1,092,781
	Electric — 0.9%
75,000(d)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 68,611
15,000(c)	Algonquin Power & Utilities Corp., 5.365%, 6/15/26	14,927
145,000	Vistra Operations Co. LLC, 6.00%, 4/15/34 (144A)	145,347
35,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	37,460
	Total Electric	$266,345
	Electrical Components & Equipments — 0.3%
EUR100,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	$ 98,521
	Total Electrical Components & Equipments	$98,521
	Energy-Alternate Sources — 0.1%
34,986	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 34,777
	Total Energy-Alternate Sources	$34,777
	Entertainment — 0.7%
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 179,404
25,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	24,371
	Total Entertainment	$203,775
	Food — 0.4%
13,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 3.00%, 5/15/32	$ 10,702
77,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 5.75%, 4/1/33	76,816
45,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 6.50%, 12/1/52	45,091
	Total Food	$132,609
	Gas — 0.4%
120,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	$ 120,810
	Total Gas	$120,810
	Hand & Machine Tools — 0.2%
50,000	Regal Rexnord Corp., 6.30%, 2/15/30	$ 51,117
	Total Hand & Machine Tools	$51,117

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Healthcare-Products — 0.2%
5,000	Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29 (144A)	$ 5,057
40,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	40,059
	Total Healthcare-Products	$45,116
	Healthcare-Services — 0.4%
25,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.20%, 6/15/29 (144A)	$ 24,892
40,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.45%, 6/15/34 (144A)	39,532
65,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	64,012
	Total Healthcare-Services	$128,436
	Insurance — 1.2%
105,000	CNO Financial Group, Inc., 6.45%, 6/15/34	$ 104,900
100,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	84,000
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	89,375
85,000	Liberty Mutual Group, Inc., 5.50%, 6/15/52 (144A)	78,943
	Total Insurance	$357,218
	Iron & Steel — 0.2%
75,000	TMS International Corp., 6.25%, 4/15/29 (144A)	$ 68,469
	Total Iron & Steel	$68,469
	Leisure Time — 0.4%
EUR100,000	Carnival Corp., 5.75%, 1/15/30 (144A)	$ 110,495
5,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	4,888
	Total Leisure Time	$115,383
	Lodging — 0.3%
15,000(i)	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 14,784
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	27,974
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	30,140
10,000	Las Vegas Sands Corp., 6.00%, 8/15/29	10,052
	Total Lodging	$82,950
	Media — 0.6%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 7,871
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	108,266
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	14,790
35,000	Gray Television, Inc., 10.50%, 7/15/29 (144A)	35,188
	Total Media	$166,115
	Mining — 0.7%
115,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 107,776
107,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	101,080
	Total Mining	$208,856
	Multi-National — 0.3%
INR4,700,000	European Bank For Reconstruction & Development, 6.25%, 4/11/28	$ 54,899
INR4,000,000	International Bank for Reconstruction & Development, 6.50%, 4/17/30	46,629
	Total Multi-National	$101,528
	Oil & Gas — 2.0%
150,000	Aker BP ASA, 6.00%, 6/13/33 (144A)	$ 151,542
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
30,000	Baytex Energy Corp., 7.375%, 3/15/32 (144A)	$ 30,486
55,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	57,519
20,000	CITGO Petroleum Corp., 8.375%, 1/15/29 (144A)	20,614
72,000	Energean Israel Finance, Ltd., 5.875%, 3/30/31 (144A)	61,013
75,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	74,189
40,000	Petroleos Mexicanos, 6.70%, 2/16/32	33,491
10,000	Transocean, Inc., 8.25%, 5/15/29 (144A)	10,025
10,000	Transocean, Inc., 8.50%, 5/15/31 (144A)	10,004
45,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	44,227
130,000	YPF S.A., 6.95%, 7/21/27 (144A)	117,678
	Total Oil & Gas	$610,788
	Oil & Gas Services — 0.3%
50,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 50,629
30,000	USA Compression Partners LP/USA Compression Finance Corp., 7.125%, 3/15/29 (144A)	30,228
	Total Oil & Gas Services	$80,857
	Packaging & Containers — 0.1%
40,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	$ 39,776
	Total Packaging & Containers	$39,776
	Pharmaceuticals — 0.4%
10,000	Endo Finance Holdings, Inc., 8.50%, 4/15/31 (144A)	$ 10,320
31,000+	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	—
EUR100,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	103,665
150,000+	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$113,985
	Pipelines — 2.3%
45,000	Enbridge, Inc., 5.625%, 4/5/34	$ 44,926
50,000(d)	Enbridge, Inc., 7.20% (5 Year CMT Index + 297 bps), 6/27/54	50,301
50,000(d)	Enbridge, Inc., 7.375% (5 Year CMT Index + 312 bps), 3/15/55	50,100
58,000(d)	Enbridge, Inc., 8.50% (5 Year CMT Index + 443 bps), 1/15/84	62,526
175,000	Energy Transfer LP, 5.60%, 9/1/34	173,840
19,000	Energy Transfer LP, 6.10%, 2/15/42	18,587
50,000	Energy Transfer LP, 7.375%, 2/1/31 (144A)	52,175
15,000(d)(h)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	14,556
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	7,397
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	117,120
34,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	30,156
5,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	5,151
50,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	51,862
15,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	16,427
	Total Pipelines	$695,124
	Real Estate — 0.1%
50,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 41,506
	Total Real Estate	$41,506
	REITs — 0.6%
15,000	Essex Portfolio LP, 5.50%, 4/1/34	$ 14,865
6,000	Highwoods Realty LP, 2.60%, 2/1/31	4,793

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	REITs — (continued)
6,000	Highwoods Realty LP, 3.05%, 2/15/30	$ 5,088
155,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	101,001
10,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	10,107
30,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	19,130
20,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	19,586
15,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	14,689
	Total REITs	$189,259
	Retail — 0.6%
25,000	Cougar JV Subsidiary LLC, 8.00%, 5/15/32 (144A)	$ 25,852
120,000	Darden Restaurants, Inc., 6.30%, 10/10/33	123,901
35,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	32,715
	Total Retail	$182,468
	Telecommunications — 0.7%
24,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 23,770
EUR100,000	Lorca Telecom Bondco S.A., 4.00%, 9/18/27 (144A)	104,434
50,000	T-Mobile USA, Inc., 5.75%, 1/15/34	51,402
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	32,971
	Total Telecommunications	$212,577
	Trucking & Leasing — 0.2%
45,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28 (144A)	$ 46,088
	Total Trucking & Leasing	$46,088
	Total Corporate Bonds (Cost $11,515,852)	$11,209,386

Face Amount USD ($)
	Insurance-Linked Securities — 0.0%† of Net Assets#
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
20,578(b)(j)+	Lorenz Re 2019, 6/30/25	$ 187
	Total Reinsurance Sidecars	$187
	Total Insurance-Linked Securities (Cost $3,352)	$187

Principal Amount USD ($)
	Foreign Government Bonds — 3.1% of Net Assets
	Argentina — 1.0%
6,500	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 3,721
145,500(c)	Argentine Republic Government International Bond, 3.625%, 7/9/35	60,934
250,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	244,375
	Total Argentina	$309,030
	Indonesia — 0.4%
IDR1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 106,471
	Total Indonesia	$106,471
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	Ivory Coast — 0.6%
EUR100,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 89,561
EUR100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	96,450
	Total Ivory Coast	$186,011
	Romania — 0.3%
EUR60,000	Romanian Government International Bond, 5.250%, 5/30/32 (144A)	$ 62,618
EUR40,000	Romanian Government International Bond, 5.625%, 5/30/37 (144A)	41,339
	Total Romania	$103,957
	Serbia — 0.3%
EUR100,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 75,770
	Total Serbia	$75,770
	Supranational — 0.3%
INR5,500,000	International Bank for Reconstruction & Development, 6.850%, 4/24/28	$ 65,466
KZT11,000,000	International Bank for Reconstruction & Development, 12.500%, 2/21/25	23,011
	Total Supranational	$88,477
	Uruguay — 0.2%
UYU1,790,000	Uruguay Government International Bond, 9.750%, 7/20/33	$ 45,765
	Total Uruguay	$45,765
	Total Foreign Government Bonds (Cost $1,049,071)	$915,481

	U.S. Government and Agency Obligations — 37.3% of Net Assets
254,004	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	$ 204,567
254,252	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	209,516
6,668	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	6,388
1,264	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	1,112
22,611	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	20,607
77,805	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	69,411
47,029	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	42,041
4,812	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	4,482
7,656	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	7,581
1,872	Federal Home Loan Mortgage Corp., 5.000%, 3/1/44	1,852
3,744	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	3,758
84,079	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	84,233
90,690	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	92,319
1,033,087	Federal Home Loan Mortgage Corp., 6.500%, 5/1/54	1,051,581
412,468	Federal National Mortgage Association, 1.500%, 3/1/42	332,421
110,643	Federal National Mortgage Association, 2.000%, 12/1/41	92,547
170,422	Federal National Mortgage Association, 2.000%, 4/1/42	142,194
57,626	Federal National Mortgage Association, 2.000%, 11/1/51	46,016
800,000	Federal National Mortgage Association, 2.000%, 7/15/54 (TBA)	625,562
226,762	Federal National Mortgage Association, 2.500%, 5/1/51	189,640
64,355	Federal National Mortgage Association, 2.500%, 5/1/51	53,862
154,247	Federal National Mortgage Association, 2.500%, 11/1/51	128,740
168,026	Federal National Mortgage Association, 2.500%, 1/1/52	139,319
81,441	Federal National Mortgage Association, 2.500%, 2/1/52	67,776
432,937	Federal National Mortgage Association, 2.500%, 4/1/52	354,497
600,000	Federal National Mortgage Association, 2.500%, 7/15/54 (TBA)	489,867
9,774	Federal National Mortgage Association, 3.000%, 10/1/30	9,301

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
507	Federal National Mortgage Association, 3.000%, 5/1/46	$ 444
792	Federal National Mortgage Association, 3.000%, 10/1/46	693
364	Federal National Mortgage Association, 3.000%, 1/1/47	319
119,311	Federal National Mortgage Association, 3.000%, 1/1/52	103,285
160,603	Federal National Mortgage Association, 3.000%, 3/1/52	140,164
986,590	Federal National Mortgage Association, 3.000%, 6/1/52	840,297
96,074	Federal National Mortgage Association, 3.000%, 6/1/52	81,799
75,761	Federal National Mortgage Association, 3.500%, 3/1/52	67,561
81,623	Federal National Mortgage Association, 3.500%, 4/1/52	72,738
29,010	Federal National Mortgage Association, 3.500%, 4/1/52	25,933
78,835	Federal National Mortgage Association, 3.500%, 5/1/52	70,331
500,000	Federal National Mortgage Association, 3.500%, 7/1/54 (TBA)	442,500
24,467	Federal National Mortgage Association, 4.000%, 10/1/40	23,090
3,347	Federal National Mortgage Association, 4.000%, 12/1/40	3,158
17,180	Federal National Mortgage Association, 4.000%, 11/1/43	16,110
38,562	Federal National Mortgage Association, 4.000%, 7/1/51	35,521
9,638	Federal National Mortgage Association, 4.000%, 9/1/51	8,911
100,000	Federal National Mortgage Association, 4.000%, 7/1/54 (TBA)	91,496
30,145	Federal National Mortgage Association, 4.500%, 9/1/43	29,282
28,928	Federal National Mortgage Association, 4.500%, 1/1/44	28,100
100,000	Federal National Mortgage Association, 4.500%, 7/1/54 (TBA)	94,270
7,192	Federal National Mortgage Association, 5.000%, 4/1/30	7,158
8,476	Federal National Mortgage Association, 5.000%, 1/1/39	8,346
1,879	Federal National Mortgage Association, 5.000%, 12/1/44	1,858
200,000	Federal National Mortgage Association, 5.000%, 7/1/54 (TBA)	193,281
100,000	Federal National Mortgage Association, 5.500%, 7/15/39 (TBA)	100,182
86,251	Federal National Mortgage Association, 5.500%, 4/1/50	86,409
86,384	Federal National Mortgage Association, 5.500%, 4/1/53	85,414
37,565	Federal National Mortgage Association, 5.500%, 9/1/53	37,084
51	Federal National Mortgage Association, 6.000%, 3/1/32	52
94,426	Federal National Mortgage Association, 6.000%, 5/1/53	96,375
92,821	Federal National Mortgage Association, 6.000%, 7/1/53	94,103
92,548	Federal National Mortgage Association, 6.000%, 9/1/53	92,896
99,740	Federal National Mortgage Association, 6.000%, 3/1/54	100,278
150,000	Federal National Mortgage Association, 6.000%, 7/1/54 (TBA)	150,416
51,810	Federal National Mortgage Association, 6.500%, 8/1/53	52,921
90,958	Federal National Mortgage Association, 6.500%, 9/1/53	93,506
150,639	Federal National Mortgage Association, 6.500%, 5/1/54	153,335
399,264	Federal National Mortgage Association, 6.500%, 6/1/54	406,412
100,000	Government National Mortgage Association, 2.500%, 7/15/54 (TBA)	84,051
100,000	Government National Mortgage Association, 6.000%, 7/15/54 (TBA)	100,415
3,094	Government National Mortgage Association I, 3.500%, 10/15/42	2,844
436	Government National Mortgage Association I, 4.000%, 12/15/41	408
57,589	Government National Mortgage Association I, 4.000%, 4/15/42	54,444
47,676	Government National Mortgage Association I, 4.000%, 8/15/43	46,014
3,217	Government National Mortgage Association I, 4.000%, 3/15/44	3,025
7,029	Government National Mortgage Association I, 4.000%, 9/15/44	6,606
6,661	Government National Mortgage Association I, 4.000%, 4/15/45	6,260
11,577	Government National Mortgage Association I, 4.000%, 6/15/45	10,932
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,240	Government National Mortgage Association I, 4.500%, 9/15/33	$ 1,203
2,643	Government National Mortgage Association I, 4.500%, 4/15/35	2,573
7,733	Government National Mortgage Association I, 4.500%, 1/15/40	7,534
31,045	Government National Mortgage Association I, 4.500%, 3/15/40	30,067
5,615	Government National Mortgage Association I, 4.500%, 9/15/40	5,470
6,776	Government National Mortgage Association I, 4.500%, 7/15/41	6,558
1,603	Government National Mortgage Association I, 5.000%, 4/15/35	1,604
1,419	Government National Mortgage Association I, 5.500%, 1/15/34	1,444
2,157	Government National Mortgage Association I, 5.500%, 4/15/34	2,195
616	Government National Mortgage Association I, 5.500%, 7/15/34	627
3,327	Government National Mortgage Association I, 5.500%, 6/15/35	3,388
253	Government National Mortgage Association I, 6.000%, 2/15/33	258
396	Government National Mortgage Association I, 6.000%, 3/15/33	407
426	Government National Mortgage Association I, 6.000%, 3/15/33	430
492	Government National Mortgage Association I, 6.000%, 6/15/33	510
540	Government National Mortgage Association I, 6.000%, 7/15/33	558
529	Government National Mortgage Association I, 6.000%, 7/15/33	539
422	Government National Mortgage Association I, 6.000%, 9/15/33	426
447	Government National Mortgage Association I, 6.000%, 10/15/33	461
649	Government National Mortgage Association I, 6.500%, 1/15/30	665
85	Government National Mortgage Association I, 6.500%, 2/15/32	87
87	Government National Mortgage Association I, 6.500%, 3/15/32	89
198	Government National Mortgage Association I, 6.500%, 11/15/32	202
3,902	Government National Mortgage Association II, 3.500%, 4/20/45	3,542
6,111	Government National Mortgage Association II, 3.500%, 4/20/45	5,556
6,895	Government National Mortgage Association II, 3.500%, 3/20/46	6,287
11,209	Government National Mortgage Association II, 4.000%, 9/20/44	10,635
14,567	Government National Mortgage Association II, 4.000%, 10/20/46	13,696
13,039	Government National Mortgage Association II, 4.000%, 1/20/47	12,247
8,051	Government National Mortgage Association II, 4.000%, 2/20/48	7,474
11,261	Government National Mortgage Association II, 4.000%, 4/20/48	10,462
3,909	Government National Mortgage Association II, 4.500%, 9/20/41	3,813
10,456	Government National Mortgage Association II, 4.500%, 9/20/44	10,168
4,525	Government National Mortgage Association II, 4.500%, 10/20/44	4,391
9,170	Government National Mortgage Association II, 4.500%, 11/20/44	8,899
1,105	Government National Mortgage Association II, 5.500%, 3/20/34	1,131
1,787	Government National Mortgage Association II, 6.000%, 11/20/33	1,836
1,000,000(f)	U.S. Treasury Bills, 7/16/24	997,810
324,200	U.S. Treasury Bonds, 2.250%, 2/15/52	206,526
390,800	U.S. Treasury Bonds, 3.000%, 2/15/48	297,359
525,700	U.S. Treasury Bonds, 4.375%, 8/15/43	507,424
292,400	U.S. Treasury Notes, 4.625%, 9/30/30	296,512
	Total U.S. Government and Agency Obligations (Cost $11,463,399)	$11,195,280

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value

	SHORT TERM INVESTMENTS — 1.5% of Net Assets
	Foreign Treasury Obligations — 0.7%
EGP6,350,000(f)(k)	Egypt Treasury Bills, 32.177%, 3/11/25	$ 112,156
EGP6,825,000(f)(k)	Egypt Treasury Bills, 25.951%, 6/3/25	114,725
		$226,881
Shares
	Open-End Fund — 0.8%
238,104(l)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 238,104
		$238,104
	TOTAL SHORT TERM INVESTMENTS (Cost $462,304)	$464,985
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Put Options Purchased — 0.0%†
1,600,000	Put USD Call JPY	Citibank NA	USD 59,336	USD 137.28	1/8/25	$ 3,777
1,000,000	Put USD Call JPY	Goldman Sachs & Co.	USD 16,049	USD 149.69	7/3/24	—
	Total Over The Counter (OTC) Currency Put Options Purchased (Premiums paid $ 75,385)					$3,777

	TOTAL OPTIONS PURCHASED (Premiums paid $ 75,385)					$3,777

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.8% (Cost $32,279,374)					$30,558,958
Shares		Net Realized Gain (Loss) for the period ended 6/30/24	Change in Unrealized Appreciation (Depreciation) for the period ended 6/30/24	Capital Gain Distributions for the period ended 6/30/24	Dividend Income for the period ended 6/30/24	Value
	Affiliated Issuer — 3.5%
	Closed-End Fund — 3.5% of Net Assets
115,065(m)	Pioneer ILS Interval Fund	$—	$73,641	$—	$—	$ 1,052,839
	Total Investments in Affiliated Issuer — 3.5% (Cost $1,147,176)					$1,052,839
Principal Amount USD ($)
	TBA Sales Commitments — (3.6)% of Net Assets
	U.S. Government and Agency Obligations — (3.6)%
(200,000)	Federal National Mortgage Association, 3.000%, 7/1/54 (TBA)	$ (170,109)
(900,000)	Federal National Mortgage Association, 6.500%, 7/15/54 (TBA)	(915,961)
	TOTAL TBA SALES COMMITMENTS (Proceeds $1,084,090)	$(1,086,070)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date	Value
	Over The Counter (OTC) Currency Put Option Written — (0.0)%†
(800,000)	Put USD Call JPY	Citibank NA	USD 28,988	USD 137.28	1/8/25	$ (1,889)
	Total Over The Counter (OTC) Currency Put Option Written (Premiums received $28,988)					$(1,889)

	OTHER ASSETS AND LIABILITIES — (1.7)%					$(519,497)
	net assets — 100.0%					$30,004,341

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2024, the value of these securities amounted to $12,836,066, or 42.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2024.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at June 30, 2024.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2024.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(j)	Issued as preference shares.
(k)	Rate shown represents yield-to-maturity.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2024.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 3,352	$ 187
% of Net assets			0.0%†
†	Amount rounds to less than 0.1%.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	98,241	EUR	90,000	Bank of America NA	8/28/24	$1,566
AUD	235,000	USD	156,568	Bank of New York Mellon Corp.	9/27/24	563
USD	17,416	EUR	16,000	Brown Brothers Harriman & Co.	8/28/24	230
BRL	385,000	USD	75,397	Citibank NA	8/9/24	(6,863)
TRY	2,300,000	USD	54,676	Citibank NA	1/10/25	2,818

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	14,170,000	USD	169,508	Goldman Sachs & Co.	7/26/24	$296
MXN	1,361,000	USD	74,026	Goldman Sachs & Co.	9/27/24	(671)
TRY	2,300,000	USD	54,403	Goldman Sachs & Co.	1/10/25	3,091
USD	136,077	KZT	61,700,000	Goldman Sachs & Co.	7/26/24	6,225
AUD	30,000	USD	19,293	HSBC Bank USA NA	7/25/24	735
BRL	450,000	USD	82,242	HSBC Bank USA NA	8/9/24	(2,138)
USD	109,311	IDR	1,794,500,000	HSBC Bank USA NA	9/26/24	(177)
USD	113,361	MXN	2,086,840	HSBC Bank USA NA	9/27/24	884
USD	75,170	EUR	70,000	JPMorgan Chase Bank NA	7/26/24	102
AUD	190,000	USD	122,299	State Street Bank & Trust Co.	7/25/24	4,546
AUD	407,000	USD	271,528	State Street Bank & Trust Co.	8/28/24	433
EUR	809,000	USD	864,421	State Street Bank & Trust Co.	7/26/24	3,156
SEK	1,800,000	EUR	155,222	State Street Bank & Trust Co.	7/29/24	3,612
USD	217,180	EUR	200,000	State Street Bank & Trust Co.	7/26/24	2,699
USD	73,266	CAD	100,000	State Street Bank & Trust Co.	8/2/24	108
USD	639,061	EUR	595,000	State Street Bank & Trust Co.	9/27/24	(933)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$20,282
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
5	U.S. 2 Year Note (CBT)	9/30/24	$1,019,075	$1,021,094	$2,019
68	U.S. 5 Year Note (CBT)	9/30/24	7,205,509	7,247,313	41,804
17	U.S. 10 Year Note (CBT)	9/19/24	1,848,700	1,869,734	21,034
3	U.S. 10 Year Ultra Bond (CBT)	9/19/24	338,898	340,594	1,696
2	U.S. Ultra Bond (CBT)	9/19/24	247,818	250,687	2,869
			$10,660,000	$10,729,422	$69,422
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
6	Euro-Bund	9/6/24	$(837,643)	$(845,750)	$(8,107)
TOTAL FUTURES CONTRACTS			$9,822,357	$9,883,672	$61,315
CBT	Chicago Board of Trade.
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation (Depreciation)	Market Value
21,356	Darden Restaurants, Inc.	Pay	1.00%	6/20/29	$(477)	$(28)	$(505)
2,290,000	Markit CDX North America High Yield Index Series 42	Pay	5.00%	6/20/29	(151,023)	3,827	(147,196)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$(151,500)	$3,799	$(147,701)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD	— Australia Dollar
BRL	— Brazil Real
CAD	— Canada Dollar
EGP	— Egypt Pound
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/24 (unaudited) (continued)
EUR	— Euro
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
SEK	— Sweden Krona
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguay Peso
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$528,874	$2,434,503
Other Long-Term Securities	$8,165,592	$6,231,831
At June 30, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $32,445,960 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$418,871
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,255,597)
Net unrealized depreciation	$(1,836,726)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$130,023	$—	$130,023
Common Stocks
Household Durables	7	—	—	7
Paper & Forest Products	—	—	—*	—*
All Other Common Stocks	—	34,579	—	34,579
Asset Backed Securities	—	1,336,747	—	1,336,747
Collateralized Mortgage Obligations	—	3,418,683	—	3,418,683
Commercial Mortgage-Backed Securities	—	1,715,141	—	1,715,141
Convertible Corporate Bonds	—	134,682	—	134,682
Corporate Bonds
Pharmaceuticals	—	113,985	—*	113,985
All Other Corporate Bonds	—	11,095,401	—	11,095,401
Insurance-Linked Securities
Reinsurance Sidecars	—	—	187	187
Foreign Government Bonds	—	915,481	—	915,481
U.S. Government and Agency Obligations	—	11,195,280	—	11,195,280
Foreign Treasury Obligations	—	226,881	—	226,881
Open-End Fund	238,104	—	—	238,104
Over The Counter (OTC) Currency Put Options Purchased	—	3,777	—	3,777
Affiliated Closed-End Fund	1,052,839	—	—	1,052,839
Total Investments in Securities	$1,290,950	$30,320,660	$187	$31,611,797
Liabilities
TBA Sales Commitments	$—	$(1,086,070)	$—	$(1,086,070)
Total Liabilities	$—	$(1,086,070)	$—	$(1,086,070)
Other Financial Instruments
Over The Counter (OTC) Currency Put Option Written	$—	$(1,889)	$—	$(1,889)
Net unrealized appreciation on forward foreign currency exchange contracts	—	20,282	—	20,282
Net unrealized appreciation on futures contracts	61,315	—	—	61,315
Centrally cleared swap contracts^	—	3,799	—	3,799
Total Other Financial Instruments	$61,315	$22,192	$—	$83,507
*	Securities valued at $0.
^	Reflects the unrealized appreciation (depreciation) of the instruments.
Transfers are calculated on the beginning of period values. During the period ended June 30, 2024, a security valued at $19,840 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs, and a security valued at $24,581 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/24 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $32,279,374)	$30,558,958
Investments in affiliated issuers, at value (cost $1,147,176)	1,052,839
Cash	79,024
Foreign currencies, at value (cost $28,615)	13,749
Futures collateral	307,410
Swaps collateral	260,870
Due from broker for futures	14,137
Unrealized appreciation on forward foreign currency exchange contracts	31,064
Receivables —
Investment securities sold	1,371,988
Portfolio shares sold	1,168
Interest	253,663
Due from the Adviser	1,066
Other assets	33
Total assets	$33,945,969
LIABILITIES:
Payables —
Investment securities purchased	$2,589,548
Portfolio shares repurchased	10,062
Distributions	6,297
Trustees’ fees	27
Interest expense	2,508
Variation margin for centrally cleared swap contracts	147,701
Variation margin for futures contracts	14,137
TBA sale commitments at value	1,086,070
Written options outstanding (premiums received $28,988)	1,889
Unrealized depreciation on forward foreign currency exchange contracts	10,782
Reserve for repatriation taxes	1,033
Management fees	2,414
Administrative expenses	640
Distribution fees	877
Accrued expenses	67,643
Total liabilities	$3,941,628
NET ASSETS:
Paid-in capital	$35,079,892
Distributable earnings (loss)	(5,075,551)
Net assets	$30,004,341
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $4,323,670/493,766 shares)	$8.76
Class II (based on $25,680,671/2,938,086 shares)	$8.74

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $341)	$820,044
Dividends from unaffiliated issuers	12,847
Total Investment Income		$832,891
EXPENSES:
Management fees	$98,556
Administrative expenses	15,109
Distribution fees
Class II	32,549
Custodian fees	624
Professional fees	48,818
Printing expense	7,621
Officers’ and Trustees’ fees	3,863
Miscellaneous	228
Total expenses		$207,368
Less fees waived and expenses reimbursed by the Adviser		(61,101)
Net expenses		$146,267
Net investment income		$686,624
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(350,368)
TBA sale commitments	(12,481)
Forward foreign currency exchange contracts	16,443
Futures contracts	(71,884)
Swap contracts	(171,502)
Other assets and liabilities denominated in foreign currencies	(4,190)	$(593,982)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $412)	$79,788
Investments in affiliated issuers	73,641
TBA sale commitments	3,364
Forward foreign currency exchange contracts	(29,247)
Futures contracts	(131,906)
Swap contracts	105,318
Written options	27,099
Other assets and liabilities denominated in foreign currencies	(7,607)	$120,450
Net realized and unrealized gain (loss) on investments		$(473,532)
Net increase in net assets resulting from operations		$213,092
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23
FROM OPERATIONS:
Net investment income (loss)	$686,624	$1,469,253
Net realized gain (loss) on investments	(593,982)	(2,238,312)
Change in net unrealized appreciation (depreciation) on investments	120,450	3,189,882
Net increase in net assets resulting from operations	$213,092	$2,420,823
DISTRIBUTIONS TO SHAREHOLDERS:
Class I ($0.18 and $0.33 per share, respectively)	$(90,441)	$(163,031)
Class II ($0.17 and $0.31 per share, respectively)	(515,505)	(972,415)
Total distributions to shareholders	$(605,946)	$(1,135,446)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,730,045	$2,922,883
Reinvestment of distributions	605,376	1,132,983
Cost of shares repurchased	(3,550,479)	(7,205,900)
Net decrease in net assets resulting from Portfolio share transactions	$(215,058)	$(3,150,034)
Net decrease in net assets	$(607,912)	$(1,864,657)
NET ASSETS:
Beginning of period	$30,612,253	$32,476,910
End of period	$30,004,341	$30,612,253
	Six Months Ended 6/30/24 Shares (unaudited)	Six Months Ended 6/30/24 Amount (unaudited)	Year Ended 12/31/23 Shares	Year Ended 12/31/23 Amount
Class I
Shares sold	22,071	$193,191	4,727	$40,947
Reinvestment of distributions	10,350	90,331	18,936	162,646
Less shares repurchased	(21,172)	(184,916)	(49,830)	(429,799)
Net increase (decrease)	11,249	$98,606	(26,167)	$(226,206)
Class II
Shares sold	290,697	$2,536,854	333,981	$2,881,936
Reinvestment of distributions	59,130	515,045	113,144	970,337
Less shares repurchased	(387,746)	(3,365,563)	(787,003)	(6,776,101)
Net decrease	(37,919)	$(313,664)	(339,878)	$(2,923,828)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class l
Net asset value, beginning of period	$8.87	$8.50	$10.44	$10.69	$10.32	$9.71
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.21	0.42	0.33	0.28	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.14)	0.28	(1.63)	(0.08)	0.42	0.61
Net increase (decrease) from investment operations	$0.07	$0.70	$(1.30)	$0.20	$0.76	$0.95
Distributions to shareholders:
Net investment income	(0.18)	(0.33)	(0.12)	(0.35)	(0.36)	(0.34)
Net realized gain	—	—	(0.35)	(0.10)	(0.03)	—
Tax return of capital	—	—	(0.17)	—	—	—
Total distributions	$(0.18)	$(0.33)	$(0.64)	$(0.45)	$(0.39)	$(0.34)
Net increase (decrease) in net asset value	$(0.11)	$0.37	$(1.94)	$(0.25)	$0.37	$0.61
Net asset value, end of period	$8.76	$8.87	$8.50	$10.44	$10.69	$10.32
Total return(b)	0.85%(c)	8.46%(d)	(12.60)%	1.89%	7.63%	9.89%
Ratio of net expenses to average net assets	0.75%(e)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	4.74%(e)	4.94%	3.58%	2.66%	3.38%	3.38%
Portfolio turnover rate	32%(c)	53%	71%	65%	62%	62%
Net assets, end of period (in thousands)	$4,324	$4,278	$4,326	$5,913	$6,552	$5,962
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.15%(e)	1.25%	1.07%	1.21%	1.31%	1.33%
Net investment income (loss) to average net assets	4.34%(e)	4.44%	3.26%	2.20%	2.82%	2.80%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1B). If the Portfolio had not been reimbursed by the Adviser, the total return would have been 8.34%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Class ll
Net asset value, beginning of period	$8.85	$8.49	$10.43	$10.67	$10.30	$9.70
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.19	0.40	0.31	0.25	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.13)	0.27	(1.63)	(0.07)	0.41	0.59
Net increase (decrease) from investment operations	$0.06	$0.67	$(1.32)	$0.18	$0.73	$0.91
Distributions to shareholders:
Net investment income	(0.17)	(0.31)	(0.10)	(0.32)	(0.33)	(0.31)
Net realized gain	—	—	(0.35)	(0.10)	(0.03)	—
Tax return of capital	—	—	(0.17)	—	—	—
Total distributions	$(0.17)	$(0.31)	$(0.62)	$(0.42)	$(0.36)	$(0.31)
Net increase (decrease) in net asset value	$(0.11)	$0.36	$(1.94)	$(0.24)	$0.37	$0.60
Net asset value, end of period	$8.74	$8.85	$8.49	$10.43	$10.67	$10.30
Total return(b)	0.72%(c)	8.07%(d)	(12.83)%	1.73%	7.37%	9.52%
Ratio of net expenses to average net assets	1.00%(e)	1.00%	1.00%	1.00%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	4.49%(e)	4.68%	3.32%	2.40%	3.11%	3.16%
Portfolio turnover rate	32%(c)	53%	71%	65%	62%	62%
Net assets, end of period (in thousands)	$25,681	$26,335	$28,151	$38,767	$38,258	$36,647
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%	1.50%	1.32%	1.46%	1.55%	1.59%
Net investment income (loss) to average net assets	4.09%(e)	4.18%	3.00%	1.94%	2.55%	2.57%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended December 31, 2023, the Portfolio's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class II's total return was less than 0.005%.
(e)	Annualized.
NOTE:    The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of June 30, 2024, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2023, the Portfolio paid no such taxes.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$1,135,446
Total	$1,135,446
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$(2,651,515)
Other book/tax temporary differences	(5,726)
Net unrealized depreciation	(1,983,405)
Qualified late year loss deferral	(42,051)
Total	$(4,682,697)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, book-tax amortization differences, and the mark to market of forwards, futures, and swaps.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Portfolio may invest in investment grade securities of U.S. and non-U.S. issuers. The Portfolio may invest in below-investment-grade (high-yield) debt securities of U.S. and non-U.S. issuers. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Portfolio may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio’s performance.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2024 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2024 is listed in the Schedule of Investments.
I.	TBA Purchase and Sales Commitments
The Portfolio may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Portfolio may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Portfolio maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Portfolio has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Portfolio’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of June 30, 2024, no collateral was pledged by the Portfolio. Collateral received from counterparties totaled $0 for TBAs.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
J.	Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended June 30, 2024 was $8,739. Open purchased options contracts at June 30, 2024 are listed in the Schedule of Investments.
K.	Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended June 30, 2024 was $(3,635). Open written options contracts at June 30, 2024 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended June 30, 2024, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended June 30, 2024 was $1,946,070 and $1,356,240 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at June 30, 2024 are listed in the Schedule of Investments.
M.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the six months ended June 30, 2024 were $9,539,162 and $974,716, respectively. Open futures contracts outstanding at June 30, 2024 are listed in the Schedule of Investments.
N.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2024 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the six months ended June 30, 2024 was $2,191,952. Open credit default swap contracts at June 30, 2024 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2024, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2024, the Adviser waived $8,871 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $2,414 in management fees payable to the Adviser at June 30, 2024.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2024, the Portfolio paid $3,863 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At June 30, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $27 and a payable for administrative expenses of $640, which includes the payable for Officers’ compensation.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Reflected on the Statement of Assets and Liabilities is $877 in distribution fees payable to the Distributor at June 30, 2024.
6.  Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identiﬁed as such in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America NA	$1,566	$—	$—	$—	$1,566
Bank of New York Mellon Corp.	563	—	—	—	563
Brown Brothers Harriman & Co.	230	—	—	—	230
Citibank NA	6,595	(6,595)	—	—	—
Goldman Sachs & Co.	9,612	(671)	—	—	8,941
HSBC Bank USA NA	1,619	(1,619)	—	—	—
JPMorgan Chase Bank NA	102	—	—	—	102
State Street Bank & Trust Co.	14,554	(933)	—	—	13,621
Total	$34,841	$(9,818)	$—	$—	$25,023
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America NA	$—	$—	$—	$—	$—
Bank of New York Mellon Corp.	—
Brown Brothers Harriman & Co.	—	—	—	—	—
Citibank NA	8,752	(6,595)	—	—	2,157
Goldman Sachs & Co.	671	(671)	—	—	—
HSBC Bank USA NA	2,315	(1,619)	—	—	696
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	933	(933)	—	—	—
Total	$12,671	$(9,818)	$—	$—	$2,853
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$—	$—	$3,777	$—	$—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	31,064	—	—
Net Unrealized appreciation on futures contracts^	61,315	—	—	—	—
Centrally cleared swap contracts†	—	3,827	—	—	—
Total Value	$61,315	$3,827	$34,841	$—	$—
Liabilities
Options written	$—	$—	$1,889	$—	$—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	10,782	—	—
Centrally cleared swap contracts†	—	28	—	—	—
Total Value	$—	$28	$12,671	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
†	Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/24 (unaudited) (continued)
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$(71,884)	$—	$—	$—	$—
Forward foreign currency exchange contracts	—	—	16,443	—	—
Options purchased*	—	—	(56,518)	—	—
Swap contracts	—	(171,502)	—	—	—
Total Value	$(71,884)	$(171,502)	$(40,075)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$(131,906)	$—	$—	$—	$—
Forward foreign currency exchange contracts	—	—	(29,247)	—	—
Options purchased**	—	—	(19,495)	—	—
Options written	—	—	27,099	—	—
Swap contracts	—	105,318	—	—	—
Total Value	$(131,906)	$105,318	$(21,643)	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
8.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2024, the Portfolio had no unfunded loan commitments outstanding.
9.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2024, the value of the Portfolio’s investment in afﬁliated issuers was $1,052,839, which represents 3.5% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2024 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2023	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2024	Value at June 30, 2024
Pioneer ILS Interval Fund	$979,198	$—	$73,641	$—	$—	$—	115,065	$1,052,839
Annual and semi-annual shareholder reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

10.  Subsequent Events
The Portfolio’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Portfolio’s Board of Trustees will be asked to approve a reorganization of the Portfolio into a corresponding, newly established Victory Portfolio advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Portfolio will be submitted to the shareholders of the Portfolio for their approval. There is no assurance that the Board or the shareholders of the Portfolio will approve the proposal to reorganize the Portfolio.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Portfolio due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Portfolio for the past two fiscal years, the years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Portfolio’s financial statements for such periods; or (2) “reportable events” related to the Portfolio, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Portfolio for fiscal periods ending after March 25, 2024.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19636-18-0824

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included in Item 1

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

N/A

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer
Date September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date September 5, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date September 5, 2024

*	Print the name and title of each signing officer under his or her signature.